UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21210

Alpine Income Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 – April 30, 2015

Item 1: Shareholder Report

Equity & Income Funds

Alpine Dynamic Dividend Fund	Alpine Equity Income Fund
Institutional Class (ADVDX)	Institutional Class (ADBYX)
Class A (ADAVX)	Class A (ADABX)
Alpine Accelerating Dividend Fund	Alpine Ultra Short Municipal Income Fund
Institutional Class (AADDX)	Institutional Class (ATOIX)
Class A (AAADX)	Class A (ATOAX)
Alpine Financial Services Fund	Alpine High Yield Managed Duration
Institutional Class (ADFSX)	Municipal Fund
Class A (ADAFX)	Institutional Class (AHYMX)
Alpine Small Cap Fund	Class A (AAHMX)
Institutional Class (ADINX)
Class A (ADIAX)
Alpine Transformations Fund
Institutional Class (ADTRX)
Class A (ADATX)

April 30,

2015

Semi-Annual Report

Additional Alpine Funds are offered in the Alpine Equity Trust. These Funds include:

Alpine International Real Estate Equity Fund	Alpine Emerging Markets Real Estate Fund

Alpine Realty Income & Growth Fund	Alpine Global Infrastructure Fund

Alpine Cyclical Advantage Property Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

President’s Letter

Dear Shareholders:

GLOBAL INVESTMENT: CURRENT STATE OF PLAY

This report of the first half of fiscal 2015 is being written on a day when the Dow Jones Industrial Average has reached a new all-time high. In the last report, we noted “...prospects for modest economic growth supported by abundant cheap global liquidity, combined with lower energy costs, will continue to favor capital markets and global equities more broadly.” The realization of these trends was stimulated by the unprecedented intervention in global bond markets by major central banks. Thus we observed that “just as the U.S. stock market outperformed much of the world during 2014 as a result of the combination of cheap money and improving economic fundamentals, we believe that 2015 will see a global broadening of market performance to include small cap stocks in the U.S., as well increased international opportunities.” We can now add that both bond and stock markets daily volatility could increase materially above the historically subdued levels of recent years. This might create attractive opportunities to buy stocks.

For the past six years, global equity markets have performed well despite an historically lackluster economic recovery. Meanwhile, many retail and pension investors have continued to reduce equity exposure in favor of fixed income. Daily volatility has been generally muted and even short term mini-panics or financial blips over this period have been followed by long term buyers providing support by buying the dip in prices. Witness the initial Euro scare over a possible Greek default back in the summer of 2011 which is still unresolved, although hopefully a resolution is close at hand. Similarly, the Fed-induced ‘Taper Tantrum’ in May of 2013. It is now two years later and interest rates are still historically low. The collapse in gold prices during 2013, and crude oil prices since last summer have also had only modest impact on the underlying economy.

The Greek problem reflected inattention to questionable credit underwriting. It is Alpine’s view that these mini-scares did not reflect the underlying economic reality, but rather were a product of secondary financial effects. The ‘Taper Tantrum’ was a product of excessive volume of so called ‘carry trades’, dependent upon disproportionate financial spreads and easy money. Both gold and oil prices were seen as inflation benefiting alternatives to stocks and bonds, but became financial assets as greater ease and access to investment facilitated investor speculation. Even traditional alternative investments such as agricultural commodities, including corn and soybeans, have deteriorated after years of heightened financial investment.

All of these situations were the product of broad caution over traditional equities after the bust of 2008, fueled by unprecedented liquidity created by the world’s central banks. While quantitative easing (QE) by the central banks was indeed designed to elevate asset prices, QE cannot target which assets get elevated. Liquidity surges, like flood waters move where they can flow easily. So investment in sovereign debt or inflation hedges became very crowded trades. Uniquely, these mini bubble busts benefited from several broad trends that we believe will continue to have long term economic impact. I will discuss these trends in terms of how Alpine sees their potential for creating or altering investment potential as well as their impact on the current investment cycle.

TECHNOLOGICAL TREND

Of course technological change continues to affect how we live, work, play, create and destroy. It influences all of the other trends, but it is not a trend per se, rather a factor of which we must all be aware. Much of our focus is on data, communication, research and entertainment. Advances in these areas have helped shape the trends upon which we focus.

DISINTERMEDIATION TREND

Broadening the dissemination of goods, services and information from limited, local or monopolistic sources has aided transparency, lowered prices and increased availability. Think of Amazon, Priceline, AirBnB, or Uber to name a few companies that inserted themselves between consumers and traditional brands of service providers.

GLOBALIZATION TREND

The ability to send or source goods, services, capital, data and ideas to or from almost anywhere on earth, has lowered prices and costs, but has also brought about some homogenization, albeit often with best practices. Think not just about how many countries Apple sources parts for its iPhone (11), or of Boeing jets made with Chinese wings, British engines and Japanese batteries, but of call centers for U.S. air travel or financial services operating from New Delhi or Manila.

URBANIZATION TREND

Due to both demographics and aforementioned trends, the pace of urbanization should grow. Jobs, information, capital and opportunity to prosper and differentiate oneself are often greater in cities than in rural settings, so long term migration trends from rural agriculture to urban industry continues in Asia, Africa and Latin America. The U.N. forecasts that this will double the population in cities, over the next 35 years, even though total global population growth will only be 50% by 2050. Newly expanding cities may benefit from modern infrastructure and ensuing cost or efficiency advances, so providers of such products and services could benefit.

DEMOCRACY TREND

The mixing of different people, different places, with varied education and cultural backgrounds can bring about a continual clash of ideas. Historically, immigrants were either co-opted and assimilated, or stayed together, yet apart from the mainstream. However, today, access to broadband for news, entertainment or communication allows for greater visibility and cross pollination of ideas, experiences and possibilities, as well as daily realities and hardships around the world. While some fear that social networks and consumer market algorithms may actually stifle transparency and new ideas, and even worse, in some places nationalism or religious fanaticism will not even tolerate such a ‘Clash of Ideas’. Hence, the ‘Arab Spring’ of democratic aspirations brought about violent reactions; leading to police states, coups and chaos. However, over time, we believe that transparency and knowledge can influence tradition and cross cultural barriers, leading to transformation and even revolution. If broadly embraced by a people, such grassroots change is inherently democratic. While many young democracies look to us as less than fair and open, we believe that they will become more representative over a few generations. As a rule, democracies provide greater opportunity for the creation and dissemination of wealth, as well as higher levels of legal protection for investors and enhanced corporate governance.

GROWTH ...

So where do these come together in Alpine Funds? It informs us where to invest, by company, industry and country. Alpine believes that business models that utilize or are part of these trends have better prospects for achieving low cost, broad distribution which can enable scale and with it, greater opportunities for revenue growth and/or margin enhancement. Naturally, this assumes the products and services offered are competitive. That said, companies with superior products will always stand out, as will low price leaders. However, the equity markets are rewarding companies which can grow both future earnings and market share with high price/earnings multiples. Companies which are less likely to have strong growth prospects, risk trading at low prices unless they take advantage of cheap financing to buy back shares, or pay an attractive dividends. Alpine also focuses on companies which we believe are undervalued by the market, as they could become the target for take overs by others.

...AND VALUE

Mergers and acquisitions (M&A) continues to be a major investment theme for equities as divergent valuations, cheap financing and the market’s emphasis on growth is driving consolidation. Prominently, big pharma companies who cut their research and development budgets last decade, are now scrambling to buy new drugs or promising compounds to feed their large distribution capacity. This has stimulated the boom in biotech stocks over the past years. This theme should continue at least until interest rates rise materially.

LOOKING FORWARD

The durability of the current stock market rally is dependent on low interest rates and lots of financial liquidity. This has enhanced the impact of the underlying economic trends we discussed earlier. However, if the liquidity is rapidly removed from the system, there could be a destabilizing shock, both to the markets and to the economy. For that reason, we believe central banks will take a very gradual approach to raising interest rates after further job growth, wage gains and even inflation is apparent. We believe the global nature of the economic slowdown will continue to be a moderating factor on the pace of future interest rate rises. Therefore, Alpine will continue to focus on undervalued companies with attractive dividend paying potential and companies which can potentially benefit from disintermediation, globalization, urbanization, democracy and, of course, improvements in technology.

Thank you for your interest and support.

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Disclosures and Definitions

Please refer to the Schedule of Portfolio Investments for each Fund’s holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website: www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that the Alpine Series and Income Trusts did not pay any distributions during the fiscal semi-annual period ending April 30, 2015 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the Federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. Government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate bond, Stock, High Yield bond, REITs and REIT preferred stock may vary based on an individual circumstances. Consult a tax professional for additional information. Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Standard & Poor’s Financial Services LLC (S&P) is a financial services company, a division of McGraw Hill Financial that publishes financial research and analysis on stocks and bonds. S&P is considered one of the Big Three credit-rating agencies, which also include Moody’s Investor Service and Fitch Ratings.

S&P assigns rating on a scale of ‘D’ to ‘AAA’, with ‘D’ the lowest/weakest rating, indicating a default, and ‘AAA’ the highest/strongest rating, indicating the strongest credit quality in S&P’s spectrum of credit ratings.

S&P incorporates a broad number of credit areas of each entity/municipality when assigning a bond rating to an entity’s debt instrument, including: (a) financial position, which encompasses liquidity metrics, cash reserves, non-liquid assets, liabilities, and other financial metrics; (b) debt position, which includes long and short-term bonded debt and other privately-placed notes/bonds, leases and other off-balance sheet liabilities; (c) pension and Other Post-Employment Benefits (OPEB); (d) socio economic indices; (e) the aptitude and sophistication of management.

Earnings Growth and Earnings Per Share Growth are not measures of the Funds’ future performance.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Equity Income Funds – Definitions

Barclays High Yield Municipal Bond Index is the Muni High Yield component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Barclays 1 Year Municipal Bond Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

Bloomberg 10-Year U.S. Muni General Obligation AAA Index is populated with U.S. municipal general obligations (G.O.) with an average rating of AAA from Moody’s and S&P, with an average maturity of ten years. The option-free yield curve is built using option-adjusted

Disclosures and Definitions (Continued)

spread (OAS) model. Furthermore, the index is derived from contributed pricing from the Municipal Securities Rulemaking Board (MSRB), new issues calendars and other proprietary contributed prices.

The Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Dividend Yield is the yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Free cash flow (FCF) is a measure of financial performance calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Hang Seng Property Index is a capitalization-weighted index of all the stocks designed to measure the performance of the property sector of the Hang Seng Index.

KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions

Modified Duration is the approximate percentage change in a bond’s price for a 100 basis points change in yield, assuming that the bond’s expected cash flow does not change when the yield changes.

MSCI All Country World Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI Emerging Markets Index USD is a free float-adjusted market cap weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

NASDAQ Financial-100 Index includes 100 of the largest domestic and international financial securities listed on the NASDAQ Stock Market based on market capitalization. They include companies classified according to the Industry Classification Benchmark as Financials, which are included within the NASDAQ Bank, NASDAQ Insurance, and NASDAQ Other Finance Indexes.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings – earnings metric that shows you what earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

Russell 2000® Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000® Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as “small-cap”, while the S&P 500® index is used primarily for large capitalization stocks.

Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Source: Russell Investment Group. Russell is the owner of the trademarks and copyrights related to the Russell Indexes.

S&P 500® Index is a float-adjusted, market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

The S&P 500® Index, and the S&P Municipal Bond Short Intermediate Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2014 by

S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Up/Down Capture Ratio – The Up Capture Ratio measures the manager’s overall performance to the benchmark’s overall performance, considering only quarters that are positive in the benchmark. An Up Capture Ratio of more than 1.0 indicates a manager who outperforms the relative benchmark in the benchmark’s positive quarters. The Down capture ratio is the ratio of the manager’s overall performance to the benchmark’s overall performance, considering only quarters that are negative in the benchmark. A Down Capture Ratio of less than 1.0 indicates a manager who outperforms the relative benchmark in the benchmark’s negative quarters and protects more of a portfolio’s value during down markets.

Weighted Average Maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. Weighted average maturity (WAM) measures the sensitivity of fixed-income portfolios to interest rate changes. Portfolios with longer WAMs are more sensitive to changes in interest rates because the longer a bond is held, the greater the opportunity for interest rates to move up or down and affect the performance of the bonds in the portfolio.

Yield Co – A publicly-traded company structured as a C-Corporation that is formed to own operating assets (often infrastructure assets) that are intended to produce a predictable cash flow, which is distributed to investors as dividends.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Financial Services Fund

Alpine Small Cap Fund

Alpine Transformations Fund

Alpine Equity Income Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)

	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Dynamic Dividend Fund — Institutional Class	8.74%	11.25%	11.52%	6.82%	2.66%	5.35%
Alpine Dynamic Dividend Fund — Class A (Without Load)	8.61%	10.98%	11.25%	N/A	N/A	12.50%
Alpine Dynamic Dividend Fund — Class A (With Load)	2.71%	5.00%	9.14%	N/A	N/A	10.61%
MSCI All Country World Daily Total Return Index (Net Div)	4.97%	7.46%	12.24%	9.58%	6.98%	7.93%
Lipper Global Equity Income Funds Average(3)	3.19%	3.13%	10.47%	8.94%	4.81%	6.60%
Lipper Global Equity Income Funds Ranking(3)	N/A (4)	1/139	19/90	65/66	20/20	15/15
Gross Expense Ratio (Institutional Class): 1.44%(5)
Net Expense Ratio (Institutional Class): 1.38%(5)
Gross Expense Ratio (Class A): 1.69%(5)
Net Expense Ratio (Class A): 1.63%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on September 22, 2003 and Class A shares commenced on December 30, 2011. Returns for indices are since September 22, 2003.
(3)	The since inception return represents the period beginning September 25, 2003 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The MSCI All Country World Daily Total Return Index (Net Div) USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. The Lipper Global Equity Income Funds Average is an average of funds that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying securities of domestic and foreign companies. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Lipper Global Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Dynamic Dividend Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Dynamic Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Apple, Inc.	1.96%
2.	Novartis AG-SP ADR	1.69%
3.	McKesson Corp.	1.53%
4.	Avago Technologies, Ltd.	1.37%
5.	Brit PLC-Morgan Stanley BV	1.37%
6.	Teva Pharmaceutical Industries, Ltd.-SP ADR	1.33%
7.	Snap-on, Inc.	1.32%
8.	Clariant AG	1.31%
9.	Canadian Pacific Railway, Ltd.	1.26%
10.	Thermo Fisher Scientific, Inc.	1.23%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Dynamic Dividend Fund (Continued)

Commentary

Dear Investor:

We are pleased to report the results for the Alpine Dynamic Dividend Fund for the six month period ending April 30, 2015. For this period, the Fund generated a total return of 8.74% versus the MSCI All Country World Daily Total Return Index (Net Dividend), which had a total return of 4.97%. All returns include reinvestment of all distributions. The Fund distributed $0.12 per share during the period. All references in this letter to the Fund’s performance relate to the Fund’s Institutional Class.

ECONOMIC ANALYSIS

In the six month period ending April 30, 2015, the stock market exhibited remarkable resiliency, continuing the momentous bull market that began in March 2009 despite significant volatility in commodities, currencies and interest rates. After a brief sell-off toward the end of calendar 2014 spurred in part by a rapid collapse in oil prices (by the end of the year, West Texas Intermediate (WTI) Cushing crude oil spot prices were down over 50% from their summer highs), global equities were able to stage an impressive rally, with the MSCI All Country World Daily Total Return Index (Net Dividend) delivering a 4.97% total return in the six month period.

The global rally has arguably been fueled in large part by the ultra-low interest rates seen throughout the developed world as a result of the extraordinarily accommodative monetary policy of central banks. As a recent example, in March 2015 the European Central Bank (ECB) embarked upon its own version of Quantitative Easing (QE), pledging an asset-purchase program worth about 1.1 trillion Euros through at least the end of September 2016. The MSCI Europe Index was still able to offset the 10% depreciation of the Euro against the U.S. Dollar, generating a 6.49% total return in the 6 month period ended April 30, 2015. In contrast, the U.S. Federal Reserve, having completed a third round of QE in October 2014, is contemplating the first Federal Funds rate hike in nearly a decade. The fear of rising interest rates had an impact on interest-sensitive stocks, as evidenced by the 1.1% decline in the S&P 500 Utilities Sector Index, contrasting with the 4.39% total return of the S&P 500® Index in the period.

Emerging markets were also able to offset currency headwinds, with the MSCI Emerging Markets Index up 3.92% for the six month period. The Hong Kong Hang Seng Index led the way with a total return of 18.06% in U.S. Dollars, as the Shanghai-Hong Kong Stock Connect program, launched in November 2014, allowed Chinese mainland investors to invest in the Hong Kong market, and vice versa. In addition, there was speculation of further government stimulus in China. This exuberance did not filter through to all emerging markets, however.

The Ibovespa Brasil Sao Paulo Stock Exchange Index, for example, declined by 15.56% in U.S. Dollars for the six month period as investors feared the crippling combination of rising inflation and a potential economic contraction.

PORTFOLIO ANALYSIS

For the six month period ending April 30, 2015, the industrials, consumer discretionary and health care sectors had the greatest positive effect on the Fund’s total return. While still making a positive absolute contribution, the financials and telecommunication services sectors had the smallest impact. Energy was the only sector with a negative absolute contribution. On a relative basis, the industrials sector generated the largest outperformance versus the MSCI All Country World Daily Total Return Index (Net Dividend), followed by consumer staples and utilities sectors. Financials, energy and telecommunication services were the worst relative performers.

PORTFOLIO ANALYSIS

The top five contributors to the Fund’s performance for the six month period ended April 30, 2015 based on contribution to return were China CNR Corp, China Railway Construction Corp, Avago Technologies, Walgreens Boots Alliance, and Apple.

China CNR Corp is one of two railcar original equipment manufacturers (OEMs) in China. The stock more than doubled due to a number of factors: (1) merger with CSR Corp – the other railcar OEM in China, (2) sizeable contract awards both domestically and internationally, (3) China’s new ‘One Belt, One Road’ policy, which promotes rail development in countries adjacent to China, and (4) the narrowing of the spread between the company’s A- and H-shares.

China Railway Construction Corp is a large railway construction contractor in China. Similar to China CNR Corp, the company benefited from supportive railway polices from the Chinese government, such as ‘One Belt, One Road’. The stock also benefited from a narrowing of the spread between the company’s A- and H-shares. Additionally, it benefited from the expectation that China’s fixed asset investment will remain strong in 2015.

Semiconductor manufacturer Avago Technologies received a boost from the announcement of its strategic and accretive acquisition of Emulex. From a fundamental standpoint, Avago continued to benefit from the roll out of next generation (4G LTE) wireless networks, which is stimulating demand for the company’s radiofrequency (RF) filtering products. The company also benefited from the recent merger of two of its competitors: TriQuint and RF Micro Devices, a long term positive for the industry.

Alpine Dynamic Dividend Fund (Continued)

Walgreen Boots Alliance, one of the largest drugstore chains in the world with over 13,000 stores, received accolades from investors following the first analyst meeting led by its newly revamped management team, as the company laid out a strategic plan to enhance margins by refreshing stores, improving merchandising and utilization of floor space, and reducing promotional spend. Walgreen also continued to capitalize on the wave of generic drug launch activity through its distribution agreement with AmerisourceBergen. Finally, investors cheered its progress in reaping purchasing benefits from the Alliance Boots acquisition.

Apple continued its impressive run following the successful launch and uptake of the iPhone 6 and 6 Plus mobile phones. The higher price point of these phones enhanced margins, leading to a couple rounds of earnings upgrades by the Street. The company also announced a strong start to its recently launched Apple Watch, and it expanded its capital allocation plan, as the Board increased the share repurchase authorization from $90 billion to $140 billion and approved an 11% increase to the company’s quarterly dividend.

The following companies had the largest adverse impact on the performance of the Fund based on contribution to return for the six month period ended April 30, 2015: Rumo Logistica Operadora Multimodal, Canadian Energy Services & Technology Corp, Pilgrim’s Pride, Abengoa S.A., and Freeport-McMoRan.

Rumo Logistica Operadora Multimodal is a railway concession operator in Brazil, formed through the merger of America Latina Logistica and Rumo Logistica Operadora Multimodal. Stock performance suffered as financial results continued to deteriorate, partly as a result of the slowdown in the Brazilian economy. New management has laid out short- and long-term plans to optimize costs and deploy new capital.

Canadian Energy Services & Technology Corp, the market leader in Canadian oil and gas drilling fluids, suffered from a severe decline in commodity oil and gas prices, which resulted in pricing and margin pressure on the company’s core products as customers scaled back spending. The company also was negatively impacted by a very early and protracted spring break-up in Canada. The Fund has since exited the position.

Pilgrim’s Pride, one of the country’s largest chicken producers, was negatively affected by the tough combination of avian flu-related demand shocks and rising supply, which the market feared would pressure chicken prices. While the company delivered stronger than expected earnings, investors were more focused on the potential for downside volatility for this cyclical industry following an extended period of strong volumes and margins. The Fund no longer owns the stock.

Spanish engineering and construction company, Abengoa S.A. saw its stock decline sharply amidst investor confusion over the accounting treatment of recently issued bonds. Fortunately, the stock then recovered a good portion of its loss as the company announced a strategic agreement with infrastructure investor EIG Global Energy Partners to jointly invest in a portfolio of Abengoa’s projects under construction. Management reassured investors with positive free cash flow guidance for 2015 and a nearly EUR 2B asset disposal program, but investors remained in a “wait and see” mode.

Freeport-McMoRan, historically one of the world’s largest copper miners, buckled under pressure from the ill-timed debt-financed acquisition of McMoRan Exploration and Plains Exploration & Production. The consequently leveraged balance sheet left little room for error, and investors soured on the stock as management significantly increased its oil and gas-related capex budget in a period when oil and gas spot prices were plummeting. The Fund has since exited the position.

In order to achieve its dividend, the Fund participated in a number of dividend capture strategies including (1) purchasing shares in the stock of a regular dividend payer before an upcoming ex-date and selling after the ex-date, (2) purchasing shares before an anticipated special dividend and selling opportunistically after the ex-date of the dividend, and (3) purchasing additional shares in stocks that the Fund already owns before the ex-date and selling the original shares after the ex-date, thus receiving a dividend on a larger position while still maintaining qualified dividend income eligibility (“QDI”) on its position. These strategies have resulted in higher turnover and associated transaction costs for the Fund. While there is the potential for market loss on the shares that are held for a short period, we seek to use these strategies to generate additional income with limited impact on the construction of the core portfolio.

We have hedged a portion of our currency exposures to the Euro, the Swiss Franc, the Japanese Yen and the British Pound. The currency hedging mitigated the overall negative impact of currency on the portfolio. We have also used leverage at times both in the execution of the strategy of the Fund and to help manage net outflows during the semi-annual period.

SUMMARY

We believe that global macroeconomic conditions generally remain positive for stocks, although the market environment remains fairly uncertain. In developed markets, we are mindful that expectations have continued to rise as growth has returned and financial risks have largely faded. In the United States, fiscal policy is no longer a drag, but investors face a new uncertainty as we approach the first rate hike in many years.

In Europe, we are seeing evidence of a tentative recovery, with improving money supply trends, declining unemployment and rising business confidence. And in contrast to the Fed’s removal of the monetary punch bowl, the party is just getting started in Europe, with its own version of quantitative easing now under way. In

Alpine Dynamic Dividend Fund (Continued)

emerging markets, overall economic growth is expected to be comfortably in excess of developed markets, with China and India likely to drive the Asian region to strong growth. We are particularly encouraged by China’s reform measures aimed at sweeping away bureaucratic barriers to economic growth as the country looks to rebalance economic activity away from exports and investment-oriented industries towards consumer-oriented demand.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on what we view as high quality companies with strong balance sheets and strong potential to grow earnings and dividends amidst an uncertain macro environment. Despite the extended bull market we have experienced in several markets across the globe, we believe there are still plenty of opportunities to invest in companies with a history of paying strong dividends at attractive prices with potential for solid earnings growth. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications.

Sincerely,

Brian Hennessey
Joshua E. Duitz
Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Alpine Dynamic Dividend Fund (Continued)

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Accelerating Dividend Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Accelerating Dividend Fund — Institutional Class	7.36%	11.10%	15.25%	13.15%	14.42%
Alpine Accelerating Dividend Fund — Class A (Without Load)	7.24%	10.90%	14.98%	N/A	16.48%
Alpine Accelerating Dividend Fund — Class A (With Load)	1.36%	4.78%	12.82%	N/A	14.52%
S&P 500® Index	4.39%	12.97%	16.72%	14.32%	14.37%
Dow Jones Industrial Average	3.78%	10.11%	13.29%	12.99%	12.98%
Lipper Equity Income Funds Average(3)	2.96%	7.82%	13.68%	12.08%	14.03%
Lipper Equity Income Funds Ranking(3)	N/A (4)	47/497	68/359	83/291	110/273
Gross Expense Ratio (Institutional Class): 2.25%(5)
Net Expense Ratio (Institutional Class): 1.35%(5)
Gross Expense Ratio (Class A): 2.50%(5)
Net Expense Ratio (Class A): 1.60%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 5, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 5, 2008.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally the leaders in their industry. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Accelerating Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Accelerating Dividend Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Accelerating Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	3.71%
2.	PepsiCo, Inc.	1.81%
3.	Abbott Laboratories	1.76%
4.	Becton, Dickinson & Co.	1.75%
5.	Johnson & Johnson	1.65%
6.	Amgen, Inc.	1.59%
7.	PPG Industries, Inc.	1.58%
8.	CBS Corp.-Class B	1.55%
9.	CVS Health Corp.	1.53%
10.	Avago Technologies, Ltd.	1.52%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Accelerating Dividend Fund (Continued)

Commentary

For the six months ended April 30, 2015, the Alpine Accelerating Dividend Fund generated a total return of 7.36%. This compares with a total return of 4.39% for the S&P 500® Index for the same period. During the six months ended April 30, 2015, the Fund steadily increased its monthly per share distribution from $0.0421 in October, 2014 to $0.0427 in April, 2015. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

PERFORMANCE DRIVERS

The Fund generally prefers to take a conservative investment stance with regard to portfolio construction and security selection during times of economic and geopolitical uncertainty. We believe the six months ended April 30, 2015 was such a time. For this reason, the Fund had an average cash holding of 3.7% during the six month period and a portfolio beta less than 1.0 during the same span.

On a sector basis, health care, information technology, and financials had the largest positive impact on the absolute performance of the Fund. The energy, telecommunication services, and utilities sectors had the smallest impact. On a relative basis, the financials sector generated the largest outperformance versus the S&P500® Index, followed by health care and consumer staples sectors. Consumer discretionary, telecommunication services, and energy were the worst relative performers, although only consumer discretionary had a negative relative return versus the Index.

PORTFOLIO ANALYSIS

The top five stocks contributing to the Fund’s performance during the six months ended April 30, 2015, based on contribution to total return, were Avago Technologies, Walgreens Boots Alliance, Amerisource Bergen, Aetna, and Apple.

•	Semiconductor manufacturer Avago Technologies received a boost from the announcement of its strategic and accretive acquisition of Emulex. From a fundamental standpoint, Avago continued to benefit from the roll out of next generation (4G LTE) wireless networks, which is stimulating demand for the company’s radiofrequency (RF) filtering products. The company also benefited from the recent merger of two of its competitors: TriQuint and RF Micro Devices, a long term positive for the industry.

•	Shares of Walgreens Boots Alliance have enjoyed a strong performance in the six months ended April 30, 2015 as investors shook off earlier disappointment in August 2014 when the company announced its decision not to re-domicile abroad and undergo a tax inversion to reduce corporate income taxes. The subsequent rally in the shares came as the management team transitioned from a CEO/CFO combination that came from Walgreens to a team from Alliance Boots, led by Vice Chairman Stefano Pessina, upon completion of the merger between the companies in December 2014.

•	AmerisourceBergen (ABC) continues to deliver better than expected earnings driven by its successful partnership with Walgreens Boots Alliance and the Walgreens Boots Alliance Development JV, as well as the continued tailwind from generic drug distribution. Also, investors have begun looking to drug distribution companies like ABC as a great way to play the biosimilars theme. We believe ABC is well-positioned to benefit from biosimilar distribution given its leading specialty distribution franchise, the largest amongst its peers.

•	Along with its peers in the managed care industry, Aetna stock has enjoyed strong multiple expansion during the six months ended April 30, 2015 as investors gained additional comfort with the long-term growth prospects of the industry and earnings estimates headed higher given still benign medical cost trends. For Aetna, in particular, the company reported a strong end of the 2014 calendar year and has already raised its 2015 EPS guidance twice as the fundamentals of its business have continued to improve.

•	Apple stock continues to be a strong performer given the recent successful launch and uptake of the iPhone 6 and 6 Plus mobile phones. The company’s December 2014 quarterly results, which reflected the all-important holiday period, were well ahead of expectations with close to 75MM iPhone units sold, an increase of 46% from the prior year. Importantly, the iPhone 6’s richer average selling price led to better than expected earnings for the company, leading to a round of estimate upgrades from Wall Street.

Holdings in Bristow Group, Aecon Group, Qualcomm, Suncor Energy, and Applied Materials had the largest adverse impact on the performance of the Fund over the fiscal half year.

Alpine Accelerating Dividend Fund (Continued)

•	The sharp and sudden sell-off in crude oil that began near the end of September 2014 along with the consistent strengthening of the US dollar against nearly all major currencies proved a challenging combination for Bristow Group, one of the largest providers of helicopter services to the oil and gas industry. Lower crude oil prices, if sustained, could lessen future demand for Bristow’s transportation services to offshore oil rigs, while the stronger dollar has directly impacted revenues and earnings for the company. The company reduced guidance in early February 2015 to take into account negative impact of foreign currency exchange effects.

•	Similar to Bristow, Aecon Group shares were negatively impacted by the sharp and sudden sell-off in crude oil that began near the end of September 2014. As one of Canada’s largest engineering and construction companies, Aecon has quite of bit of exposure to the Canadian oil sands industry. The lower crude oil price has dented the longer-term growth outlook of the oil sands given the relatively high margin cost of production. Additionally, the weakening of the Canadian dollar versus the US dollar has itself caused the US dollar value of the Fund’s Aecon investment to decline during the sixth month period from October 2014 to April 2015.

•	Shares of Qualcomm have continued to struggle of late given its challenges in China as well as some competitive loss of market share in its chip division. In China, the company received a nearly $1B fine and agreed to reduce the royalty rate it charges to handset makers in the country. On the chip side of the business, it recently became clear that Samsung, an important customer, has chosen to use its own application processor chip in its new Galaxy S6 phones rather than continue to use Qualcomm’s chip as it has in prior phones.

•	The sharp and sudden sell-off in crude oil that began near the end of September 2014 has taken a toll on the shares of nearly all exploration and production companies in the oil and gas sector. Suncor Energy was no exception and saw its shares come under pressure during the crude sell-off. The Canadian oil sands have a relatively high margin cost of production, so the lower crude prices, if sustained, could pressure the future growth outlook for the company given its primary assets are in the oil sands.

•	Shares of Applied Materials had a significant one-day sell-off near the end of April 2015 in the wake of the surprising news that it was abandoning its planned merger with Tokyo Electron. The announcement caught investors off-guard as many had assumed the merger was nearing the finish line and that the company was poised to realize significant synergies from the deal. Without the financial benefits of the transaction, the shares adjusted to a standalone valuation at a lower level.

SUMMARY & OUTLOOK

As we look towards the balance of 2015, we see a market environment that remains fairly uncertain. While European Central Bank’s quantitative easing seems to be just what the doctor ordered for European equities, the investment outlook in the US is a bit more complicated. The strong dollar is dramatically and negatively impacting foreign sales and earnings for US multinationals. Additionally, investors continue to try to read the Federal Reserve tea leaves to determine when the Federal Open Market Committee (FOMC) will begin raising the Fed Funds rate. Some prominent investors are comparing this so called “lift off” of short rates to 1937 when a premature tightening by the Fed sent the US economy back into a recession. While we are not nearly so bearish, we think the path ahead could be a bit choppy with spurts of volatility likely to keep US equities from rallying alongside their European peers. What’s more, valuations appear rich to us, leaving the market susceptible to a pullback should earnings growth or the economic data prove disappointing.

As it relates to the Fund, we have continued to enhance the core strategy of focusing on quality companies with strong balance sheets that have been increasing and/or accelerating dividends. We will emphasize stocks with a longer and consistent track record of dividend increases, as we believe these companies have the potential to outperform through the cycle. We aim to invest in stocks with multiple years of continuous dividend increases and make these stocks the foundation of the Fund. Many of the Fund’s holdings already fit into this category, but we are on the lookout for more such ideas. On top of this foundation, we will continue to invest in stocks with shorter, but still meaningful track records of dividend increases. In conclusion, similar to the stocks in which we seek to invest, the Fund aims to provide a steadily rising distribution to its investors. We thank our shareholders for their support and look forward to continued success over the next year.

Sincerely,

Andrew Kohl
Portfolio Manager

Alpine Accelerating Dividend Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Alpine Accelerating Dividend Fund (Continued)

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Financial Services Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Financial Services Fund — Institutional Class	3.79%	4.10%	19.17%	9.05%	8.53%
Alpine Financial Services Fund — Class A (Without Load)	3.66%	3.89%	18.89%	N/A	23.30%
Alpine Financial Services Fund — Class A (With Load)	-2.05%	-1.84%	16.67%	N/A	21.23%
KBW Bank Index	3.13%	9.83%	17.47%	7.69%	-0.68%
NASDAQ Financial-100 Total Return Index	5.66%	11.47%	16.82%	9.97%	3.69%
S&P 500® Index	4.39%	12.97%	16.72%	14.32%	8.19%
Lipper Financial Services Funds Average(3)	2.81%	9.11%	16.37%	9.06%	1.77%
Lipper Financial Services Funds Ranking(3)	N/A(4)	77/83	11/78	39/67	1/50
Gross Expense Ratio (Institutional Class): 1.49%(5)
Net Expense Ratio (Institutional Class): 1.49%(5)
Gross Expense Ratio (Class A): 1.74%(5)
Net Expense Ratio (Class A): 1.74%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 1, 2005 and Class A shares commenced on December 30, 2011. Returns for indices are since November 1, 2005.
(3)	The since inception data represents the period beginning November 3, 2005 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The NASDAQ Financial-100 Index includes 100 of the largest domestic and international financial securities listed on the NASDAQ Stock Market based on market capitalization. They include companies classified according to the Industry Classification Benchmark as Financials, which are included within the NASDAQ Bank, NASDAQ Insurance, and NASDAQ Other Finance Indexes. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The KBW Bank Index, the NASDAQ Financial-100 Index, the S&P 500® Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Alpine Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Financial Services Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers, and there is no assurance that the Fund can replicate this performance in the future or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Financial Services Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Health Insurance Innovations, Inc.-Class A	3.11%
2.	Fifth Street Asset Management, Inc.	3.11%
3.	Banco de Chile-ADR	2.58%
4.	Investar Holding Corp.	2.55%
5.	Lloyds Banking Group PLC	2.51%
6.	Pacific Premier Bancorp, Inc.	2.41%
7.	The Carlyle Group LP	2.13%
8.	Ares Management LP	2.07%
9.	Carolina Trust Bank	2.03%
10.	National Bank of Greece SA	1.98%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Financial Services Fund (Continued)

Commentary

The Alpine Financial Services Fund generated a 3.79% total return for the six months ended April 30, 2015. This compares to the Fund’s benchmarks that showed total returns of 3.13% for the KBW Bank Index and 5.66% for the NASDAQ Financial 100 Index during the same period. All references in this letter to the Fund’s performance relate to the performance for the Fund’s Institutional Class.

SEMI-ANNUAL IN REVIEW

The direction of interest rates as well as the actions (and words) of central banks across the globe continued to be the driving force behind equity returns in the financial sector during the six months ended April 30, 2015. The US 10 year Treasury yield whipsawed from 2.34% on October 31, 2014 to 1.64% on January 30, 2015 – virtually the same low level it reached in early 2013 before the so-called “Taper Tantrum” erupted – before quickly rebounding to 2.03% on April 30, 2015. The action in the bond market was driven by economic data, the market’s reading of the Fed tea leaves about when the first rate hike was likely to occur, as well as the announcement and subsequent initiation of quantitative easing (“QE”) by the European Central Bank (“ECB”). The economic data disappointed for much of the fiscal half year and drove Treasury yields down to the lows. The much anticipated announcement of QE in Europe in January 2015 drove European sovereign bond yields lower as well. Notably, the German 10 Year Bund reached an extremely low 0.08% yield on April 20, 2015. As one might expect, financial stocks traded in sympathy with yields, with a sharp sell-off into the January low before rallying again as yields rose back above 2% in the US.

CONTRIBUTING STOCKS

The top five stocks contributing to the Fund’s performance during the six months ended April 30, 2015 were Blackstone Group, L.P., Investar Holding Corp., Ares Management, L.P., United Insurance Holdings Corp., and PennyMac Financial Services, Inc.

•	Blackstone Holding Group, L.P. is a global alternative asset manager. The Firm has experienced favorable fundraising, capital deployment, and fund returns which should drive future results.

•	Investar Holdings Corporation is a community bank headquartered in Baton Rouge, Louisiana. Solid loan growth and improved profitability contributed to the stock’s strong performance this period.

•	Ares Management, L.P. is a global alternative asset manager. While earnings fell short of expectations, investors appear to have focused on the Firm’s outlook for solid fundraising and capital deployment.

•	United Insurance Holdings Corp. is a property and casualty insurance company headquartered in Saint Petersburg, Florida. Better than expected December quarter earnings aided the stock’s return this period. Upon reaching our price target we sold the Fund’s position during the period.

•	PennyMac Financial Services, Inc. is a financial services company which focuses on the production and servicing of home mortgages and an asset manager which specializes in mortgage related investments. The stock reacted well to the Company’s announced acquisition of mortgage servicing rights. Analysts anticipated further opportunities as the industry consolidates.

The five largest detractors from the Fund’s performance during the six months ended April 30, 2015 were National Bank of Greece S.A., Fifth Street Asset Management, Inc., TBC Bank J.S.C., Phoenix Companies, Inc., and Texas Capital Bancshares, Inc.

•	National Bank of Greece S.A. is one of the major banks in Greece. Concerns over a potential default on Greek bonds and the country’s exit from the euro weighed on the stock this period.

•	Fifth Street Asset Management, Inc. is an alternative asset manager which focuses on credit related investments. A challenging environment for fundraising and capital deployment hindered the stock’s performance this period.

•	TBC Bank J.S.C. is a bank headquartered in the country of Georgia. Although the fundamentals of the Bank remain good, the stock price was negatively affected by the weakness in the local currency relative to the US dollar. The country’s trade related exposure to Russia caused economists to lower their growth estimates for Georgia.

•	Phoenix Companies, Inc. is a life insurance company. The Company reported worse than expected results for the March quarter. As a result, we sold our position subsequent to period end.

•	Texas Capital Bancshares is a commercial bank headquartered in Dallas, Texas. Concerns over the decline in oil and the potential negative effects the decline will have on the local economy weighed on the stock this period.

Alpine Financial Services Fund (Continued)

A portion of the Fund’s holdings were held outside the US and denominated in foreign currencies. As a result of a strengthening dollar, these currencies had a negative impact on the Fund’s performance. In an attempt to mitigate currency fluctuations, the Fund hedged a portion of its currency exposures to the Euro, the Japanese Yen and the British Pound. We have also used leverage at times both in the execution of the strategy of the Fund and to help manage net outflows during the semi-annual period.

The Fund also participated in a number of Initial Public Offerings (“IPO”), both inside and outside of the financial sector, that have contributed to the Fund’s total return. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider them to be attractively priced and available, the Fund may continue to participate in them.

SUMMARY & OUTLOOK

We continue to maintain the majority of the Fund’s assets in US companies. Although recent US economic data has been weaker than economists’ forecasts, it still appears to us that the US is at the vanguard of the next global economic recovery. Stronger economic growth should provide an advantage for US financial institutions over their global peers. European stocks have performed well so far in calendar 2015. This is primarily the result of quantitative easing by the European Central Bank. After adding to the Fund’s European exposure earlier in the period, we have taken some profits in stocks that hit our price targets. Another region that is benefiting from central bank easing is Japan where the Fund continues to have some exposure. Stock performance for emerging market financials has improved but there remains some uncertainty regarding profitability this year. That said, we have in the past and will continue to look for special situations in the emerging markets.

Industry consolidation remains one of the Fund’s themes. During the six month period, the Fund had four companies that signed merger agreements. These were Alliance Bancorp, Community Southern Holdings, Manhattan Bancorp, and Square 1 Financial Inc. We believe industry consolidation will continue to be driven by costly regulatory changes, higher capital requirements, lower profitability, constrained organic growth, and board fatigue.

We would like to take this opportunity to thank you for your ongoing support.

Sincerely,

Peter Kovalski
Andrew Kohl
Portfolio Managers

Alpine Financial Services Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Financial Services Industry Concentration Risk – The Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence

Alpine Financial Services Fund (Continued)

of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Small Cap Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Small Cap Fund — Institutional Class	6.18%	0.81%	6.63%	7.99%	5.30%
Alpine Small Cap Fund — Class A (Without Load)	6.01%	0.61%	6.35%	N/A	11.94%
Alpine Small Cap Fund — Class A (With Load)	0.20%	-4.94%	4.36%	N/A	10.07%
Russell 2000® Index	4.65%	9.71%	15.87%	12.73%	7.81%
Russell 3000® Index	4.74%	12.74%	16.86%	14.33%	8.28%
Russell 2000® Growth Index	7.25%	14.65%	17.22%	14.94%	9.34%
S&P 500® Index	4.39%	12.97%	16.72%	14.32%	8.09%
Lipper Small-Cap Growth Funds Average(3)	5.90%	11.58%	14.73%	13.86%	8.77%
Lipper Small-Cap Growth Funds Ranking(3)	N/A(4)	544/550	475/478	410/416	316/326
Gross Expense Ratio (Institutional Class): 1.62%(5)
Net Expense Ratio (Institutional Class): 1.35%(5)
Gross Expense Ratio (Class A): 1.87%(5)
Net Expense Ratio (Class A): 1.60%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on July 11, 2006 and Class A shares commenced on December 30, 2011. Returns for indices are since July 11, 2006.
(3)	The since inception data represents the period beginning July 13, 2006 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Small-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE smallcap ceiling. Small-cap growth funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000® Index, Russell 3000® Index, the Russell 2000® Growth Index, the S&P 500® Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Small-Cap Core Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Small Cap Fund reflects the deduction of fees for these valueadded services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Small Cap Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary Offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Small Cap Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Nexstar Broadcasting Group, Inc.-Class A	4.12%
2.	Liberty Tax, Inc.	3.84%
3.	Kennedy-Wilson Holdings, Inc.	3.84%
4.	Dycom Industries, Inc.	3.53%
5.	PRA Group, Inc.	3.27%
6.	NIC, Inc.	3.24%
7.	Fair Isaac Corp.	3.12%
8.	Healthways, Inc.	3.07%
9.	Altisource Residential Corp.	2.94%
10.	Patrick Industries, Inc.	2.92%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Small Cap Fund (Continued)

Commentary

The portfolio return for the Alpine Small Cap Fund for the six month period ending April 30, 2015 was 6.18% compared with the Russell 2000® Index at 4.65%. In November, the Fund went through a transition period as we migrated from a Co-Portfolio Manager structure to a sole Portfolio Manager structure. It should also be noted that this report will be the first full reporting period for the new strategy which was affected on March 31, 2014; given this, there has been a decrease in the turnover rate. The Fund’s current strategy calls for 80% of the Fund’s net assets to be invested in small capitalization companies. The Fund seeks to find and invest in small cap companies with sustainable competitive business models and managements that focus on creating shareholder value and who are strong capital allocators. Further, the Fund continues to purchase companies with secular growth drivers that we believe will allow them to grow faster than GDP. We also look to purchase companies with strong free cash flow yields. We believe this strategy will allow for strong relative performance versus the Russell 2000, the Fund’s primary benchmark since the strategy change in March 2014, over a market cycle. All references to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

The top five stocks based on contribution to the Fund’s return during the six months ended April 30, 2015, were Aegean Marine Petroleum Network, Dycom, Patrick Industries, Ligand Pharmaceuticals and Nexstar Broadcasting. Aegean Marine Petroleum Network benefited from a large competitor going bankrupt and picking up market share. Dycom Industries has seen increased business opportunities as one gigabit fiber expands to the home from multiple operators. Patrick Industries is an RV component supplier that is gaining market share and strong end market demand for RV’s.

Ligand Pharmaceuticals is a beneficiary of strong product growth at several of its marketing partners. Nexstar Broadcasting has been making profitable acquisitions and also seeing strong growth in retransmission revenues.

PRA Group, Paramount Resources, Canadian Energy, Liberty Tax, and Applied Optoelectronics were the largest detractors from the performance of the Fund over the first half of this fiscal year. PRA Group, a large debt collection company, had a few hiccups integrating a large European acquisition. Paramount Resources, a Canadian oil producer, was hit with the decline in oil prices. Canadian Energy, a Canadian energy service company, was also hit with the decline in oil prices. Liberty Tax, a paid assisted tax preparation company, was negatively impacted by a slow tax filing season due to complications with Obamacare. Applied Optoelectronics, an optical component company, was negatively impacted by poor internal company execution. Paramount Resources, Canadian Energy and Applied Optoelectronics were all sold.

Concern over the transition in policy at the Federal Reserve (Fed) was again back in the headlines as financial markets worried over the Fed’s expected increase in interest rates. After some volatility in stocks in the fourth quarter of 2014, we have been experiencing a relatively strong U.S. equity market. While financial markets have recovered, economies worldwide are still struggling to grow at pre-crisis levels possibly creating the backdrop for further volatility. Small cap stocks tend to have more domestic focused business and have been benefitting from a recovering US economy.

Sincerely,

Michael Smith
Portfolio Manager

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Alpine Small Cap Fund (Continued)

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Small Capitalization Company Risk – Securities of small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses. By combining both growth and value styles, the Adviser seeks to diversify these risks and lower the volatility, but there is no assurance that this strategy will achieve that result.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Transformations Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Transformations Fund — Institutional Class	5.54%	8.24%	11.55%	12.26%	8.56%
Alpine Transformations Fund — Class A (Without Load)	5.37%	7.95%	11.28%	N/A	15.16%
Alpine Transformations Fund — Class A (With Load)	-0.39%	2.04%	9.20%	N/A	13.23%
Russell 3000® Index	4.74%	12.74%	16.86%	14.33%	7.42%
Russell 2000® Value Index	2.05%	4.89%	14.52%	10.55%	7.12%
S&P 500® Index	4.39%	12.97%	16.72%	14.32%	7.11%
Lipper Multi-Cap Growth Funds Average(3)	5.63%	14.91%	15.35%	13.90%	7.10%
Lipper Multi-Cap Growth Funds Ranking(3)	N/A(4)	535/563	451/486	325/417	92/345
Gross Expense Ratio (Institutional Class): 1.89%(5)
Net Expense Ratio (Institutional Class): 1.35%(5)
Gross Expense Ratio (Class A): 2.14%(5)
Net Expense Ratio (Class A): 1.60%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on December 31, 2007 and Class A shares commenced on December 30, 2011. Returns for indices are since December 31, 2007.
(3)	Institutional Class only.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Multi-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 3000® Index, the Russell 2000® Value Index, the S&P 500® Index and the Lipper Multi-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Multi-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Transformations Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Transformations Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

29

Alpine Transformations Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Snap-on, Inc.	4.96%
2.	The Priceline Group, Inc.	4.11%
3.	Deluxe Corp.	3.58%
4.	Edwards Lifesciences Corp.	2.80%
5.	Jarden Corp.	2.55%
6.	Mallinckrodt PLC	2.50%
7.	AMERCO	2.49%
8.	Receptos, Inc.	2.44%
9.	Clariant AG	2.44%
10.	Cray, Inc.	2.41%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Transformations Fund (Continued)

Commentary

The portfolio return for Alpine Transformations Fund for the first six months of the fiscal year ended April 30, 2015 was 5.54% compared with the Russell 3000® Index at 4.74% and the S&P 500® Index at 4.39%. The Fund’s investment results for the first half of fiscal 2015 reflect a somewhat volatile equity market, with favorable returns for the health care, materials and industrial sectors, while financials, consumer discretionary and energy sectors were weaker than the market as a whole. Industrials and health care were well represented in the Fund. All references to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

We continue to believe that there is opportunity in finding managements that are transforming their industries, their companies or their markets. The stock market recovery over the last six years has been impressive, although 2015 has seen more uneven performance and more market volatility as economies continue to fall short of the growth rates prior to the economic crisis of 2009. While there remains much to debate in the role central banks worldwide are playing in the valuation of the financial markets, a recovery in housing and lower unemployment in the US have led to equity indices reaching new highs in 2015. We believe that individual stock selection grows ever more key to fund performance. In this environment, we continue to carefully search out corporate transformations, industry changes and look for managements that can successfully find ways to grow in a slow growth environment.

Investment changes since the end of FY 2014 (ended Oct 31) highlight some of the opportunities we have found recently. Among recent additions is Mylan, which is taking part in industry consolidation in the generic drug space. Polaris Industries, which continues to add brands and products, most recently motorcycles, to its portfolio of leisure vehicle line-up and Thor Industries, which is increasing market share in RVs and towable trailers. We also added Pool Corp, the largest US installation and pool maintenance company. As the housing markets show signs of recovery we believe Pool is poised to benefit as they continue to make small acquisitions across the US. These are a few examples of the types of companies we look for in making investments for the Alpine Transformations Fund. We realize that transformation is not always a smooth process, and there can be volatility as investors and markets react to the changes a company is trying to achieve. For this reason we often hold companies for long periods of time as we continue to monitor the success of the changes and strategies being pursued.

The top five contributors to the Fund’s performance during the six months ended April 30, 2015, based on contribution to return were Aegean Marine Petroleum, Receptos Corporation, Snap-on Incorporated, Mylan N.V., and Universal Display.

•	Aegean Marine Petroleum provides fuel for ships worldwide. After the bankruptcy of an overleveraged competitor, Aegean was able to add assets to their portfolio, increase earnings and institute a dividend.

•	Receptos continued to partner with other drug companies and move their drug pipeline forward including therapies for ulcerative colitis and esophagitis.

•	Snap-on Incorporated is a long-term holding of the Fund and the company introduced tools for new industrial customers in aerospace, oil and gas and heavy duty trucking as they expanded their well-known automotive tool brand. The company also added to their diagnostic and software platforms as repairs for automobiles and other equipment continue to be driven by computers and software programs.

•	Mylan has achieved growth in the generic drug space and is now involved in consolidation in that industry, with an offer to buy Perrigo, a maker of generic and over-the-counter drugs, nutritional products and diagnostic products.

•	Universal Display has patents on organic light emitting diodes used in phone screens with potential for LED televisions as well.

Cray, Inc., Canadian Energy Services, Hexagon Composites, Applied Optoelectronics, and Hydrogenics had the largest adverse impact on the performance of the Fund over the first half of this fiscal year.

•	Cray Inc. is commercializing their high-end super computers into industry applications such as aerospace and oil and gas and beat expectations, however, it was not a smooth transition.

•	Canadian Energy Services was impacted by falling oil and gas prices.

•	Hexagon Composites, which provides tanks for liquefied natural gas and compressed natural gas for transportation, was impacted by lower oil and gas prices.

Alpine Transformations Fund (Continued)

•	Applied Optoelectronics, an optical component company, was negatively impacted by poor internal company execution.

•	Hydrogenics had a number of very promising technologies in the alternative energy field but a slow sales cycle impacted the share price.

While calendar year 2014 ended on a good note for US equities with the S&P 500® Index reaching new highs, the start of Calendar 2015 was quite volatile, as equities gave up performance rather quickly in January. Concern over US Federal Reserve policy was again back in the headlines as financial markets worried over the end of Quantitative Easing (QE) and the question around a US interest rate tightening policy. After some volatility in stocks in the first quarter of 2015, we have been experiencing a string of new highs in US and European equity indices. European stocks have been much stronger than US equities, as Europe embarks on a QE program and the value of the Euro has fallen sharply versus the USD. Economic growth has been elusive, with major economies like the US struggling to do better than 2-2.5% GDP growth, China slowing and Europe remaining mired in a sub 2% GDP environment.

We continue to see opportunity and value in companies that are undergoing a transformation, whether by exiting or adding products, changing geographical reach, inventing new ways to do business or repositioning their current products.

Sincerely,

Stephen A. Lieber
Sarah Hunt
Portfolio Managers

Alpine Transformations Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings (IPO) and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or Secondary Offerings of an issuer. IPOs and Secondary Offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and Secondary Offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and Secondary Offerings may not be consistently available to the Fund for investing. IPO and Secondary Offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and Secondary Offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and Secondary Offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Small- and Medium-Capitalization Company Risk – Securities of small- or medium-capitalization companies are more likely to experience sharper swings in market values, and may be less liquid, in which case it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Alpine Transformations Fund (Continued)

“Special Situations” Companies Risk – “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation” company may decline significantly. There can be no assurance that a “special situation” that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Transformation Risk – The Adviser seeks to invest in the securities of companies that the Adviser believes are entering or on the verge of entering a corporate transformation. No assurance can be made that these transformations will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Equity Income Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Equity Income Fund — Institutional Class	3.33%	9.95%	9.31%	8.34%	4.49%	5.70%
Alpine Equity Income Fund — Class A (Without Load)	2.92%	9.38%	8.94%	N/A	N/A	10.49%
Alpine Equity Income Fund — Class A (With Load)	-2.77%	3.39%	6.91%	N/A	N/A	8.63%
S&P 500® Index	4.39%	12.97%	16.72%	14.32%	8.32%	5.70%
Custom Balanced Benchmark	3.55%	9.61%	11.01%	10.39%	7.17%	5.79%
Lipper Equity Income Funds Average(3)	2.96%	7.82%	13.68%	12.08%	7.63%	6.18%
Lipper Equity Income Funds Ranking(3)	N/A(4)	115/497	350/359	284/291	177/179	65/101
Gross Expense Ratio (Institutional Class): 1.30%(5)
Net Expense Ratio (Institutional Class): 1.30%(5)
Gross Expense Ratio (Class A): 1.55%(5)
Net Expense Ratio (Class A): 1.55%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on June 7, 2001 and Class A shares commenced on December 30, 2011. Returns for indices are since June 7, 2001.
(3)	Institutional Class only.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Custom Balanced Benchmark reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index, which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities. The Lipper Equity Income Funds Average is an average of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividendpaying equity securities. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Equity Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Equity Income Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

35

Alpine Equity Income Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)

1.	U.S. Treasury Bonds, 5.25, 11/15/2028	3.83%
2.	Johnson & Johnson	2.95%
3.	JPMorgan Chase & Co.	2.62%
4.	United Technologies Corp.	2.25%
5.	Apple, Inc.	2.17%
6.	Raytheon Co.	2.06%
7.	CBS Corp.-Class B	2.00%
8.	EMC Corp.	1.85%
9.	AT&T, Inc.	1.84%
10.	Prudential Financial, Inc.	1.82%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

36

Alpine Equity Income Fund (Continued)

Commentary

OVERVIEW: 1H FY 2015

U.S. equity markets produced a gain for the six months ending April 30, 2015 with the S&P 500® Index posting a 4.39% total return. The increase in stock prices came with some higher volatility within certain sectors for the period. The energy sector was particularly volatile due to swings in global oil prices with a large drop in January 2015 and a modest rebound later in the period. The strength in the US Dollar also contributed to oil’s drop as global oil is traded in the currency and its movements affect oil’s price. The prospect of higher interest rates given a potential change in Federal Reserve policy later in 2015 due to a strengthening economy also was closely watched and debated. Interest rates dropped early in the period and bottomed at the end of January 2015 at 1.64% on the 10-year US Treasury bond, rose back to 2.24% in early March 2015 and ended the quarter at 2.03%. The prospect of higher rates hurt the interest rate sensitive utility sector as well in the period as it posted a negative 1.43% return. The outlook for oil prices and the potential actions of the Federal Reserve in raising interest rates and its timing will be two of the most dominating market factors in the near term.

PERFORMANCE REVIEW

Alpine Equity Income Fund shares were up 3.33% in the first half of fiscal 2015 compared to the S&P 500® Index total return of 4.39%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

PERFORMANCE HIGHLIGHTS

The top five contributors to performance for the period were drugstore chains Walgreens Boots Alliance and CVS Health, Apple Inc., media company CBS Corp, and our position in a 13-year US Treasury bond. Walgreens Boots Alliance benefitted after it reported results and continued its progress of integrating its trans-Atlantic merger while CVS Health posted better than expected sales and earnings. Apple Inc. continued to post excellent results and introduced a number of new products that were received well by consumers. CBS Corp. posted good results as its advertising revenues were better than expected and potential industry consolidation helped the shares. Higher bond prices boosted our US Treasury position during the period. We reduced this position during that time as we feel bond yields may edge higher as the Federal Reserve comes closer to a decision to raise the Federal Funds rate in the second half of the fiscal year.

The top five detractors from performance for the period were forestry products company Rayonier, wireless communication equipment manufacturer Qualcomm, casino operator Las Vegas Sands, refining company Phillips 66, and pharmaceutical and medical device manufacturer Johnson & Johnson. Rayonier reported weaker than expected results as well as a restatement of prior period financial statements due to past accounting errors. We sold our entire position. Shares of Qualcomm fell as a result of weaker than expected earnings, a settlement with the Chinese government that included a nearly $1 billion fine and reduced royalty rate going forward, and the loss of a contract with an Asian manufacturer. We feel the shares offer value at this level and continue to hold them. Las Vegas Sands suffered from a fall-off in its business in China which hurt the shares. We felt this greater than expected negative trend will continue for some time and opted to sell our entire position. Shares of refiner Phillips 66 detracted from the Fund for the period as the fear of weaker refining margins weighed on the shares. After falling 15% from our cost, we sold the position as we struggled to calculate a fair value given the volatile energy sector. Shares of Johnson & Johnson fell during the period as results were generally lackluster in an industry where many companies are posting high growth rates. We continue to believe that the shares offer value at these levels and continue to hold them.

The Fund exited the period with an over-weighted position in the financial, industrial, and telecommunication sectors. It also held a position in a 13-year US Treasury bond. The Fund also exited the quarter with an underweighted position in the technology, consumer staples, energy, and the consumer discretionary sectors. Additionally, the Fund occasionally used opportunities in the options market to sell calls against existing positions to add value to the Fund.

OUTLOOK

Although economic data from many aspects of the economy suggest the U.S. recovery is on track to grow gross domestic product and increase employment, and stock market indices continue to flirt with all-time highs, a host of global economic and geopolitical factors could negatively impact share prices and continue to increase market volatility going forward. We continue to be concerned that the valuation levels of some stocks have grown extended and their generous levels reflect an improvement in earnings and cash flow that have yet to be realized and may prove overly optimistic. Implications from moves in the US dollar and oil prices should

37

Alpine Equity Income Fund (Continued)

continue to result in volatility in energy related shares. Economic data releases and commentary by the Federal Reserve will be closely watched in the near term as investors continue to try to handicap if and when the Fed will begin to raise interest rates and potentially usher in a higher interest rate environment. While we continue to be prudently cautious, we believe opportunities have and will present themselves to purchase attractive stocks with historically high dividend yields, a history of raising their dividends, relatively low payout ratios, solid balance sheets and strong cash flow generation.

Sincerely,

Mark T. Spellman
Stephen A. Lieber
Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

38

Alpine Equity Income Fund (Continued)

Large Capitalization Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Medium Capitalization Company Risk – Securities of medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

“Special Situations” Companies Risk – “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

U.S. Government Securities Risk – U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Please refer to pages 3-5 for other important disclosures and definitions.

39

Fixed Income Manager Reports

Alpine Ultra Short Municipal Income Fund
Alpine High Yield Managed Duration Municipal Fund

Alpine Ultra Short Municipal Income Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Ultra Short Municipal Income Fund — Institutional Class	0.22%	0.46%	0.52%	0.95%	2.18%	2.33%
Alpine Ultra Short Municipal Income Fund — Class A	-0.39%	-0.19%	0.13%	0.59%	1.97%	1.87%
Barclays 1 Year Municipal Bond Index	0.23%	0.52%	0.68%	0.93%	2.20%	2.06%
Lipper Short Municipal Debt Funds Average(3)	0.03%	0.55%	0.68%	1.19%	2.01%	1.87%
Lipper Short Municipal Debt Funds Ranking — Institutional Class(3)	N/A(4)	57/99	58/84	47/74	21/50	10/38
Gross Expense Ratio (Institutional Class): 0.90%(5)
Net Expense Ratio (Institutional Class): 0.70%(5)
Gross Expense Ratio (Class A): 1.15%(5)
Net Expense Ratio (Class A): 0.95%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on December 5, 2002 and Class A shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
(3)	The since inception data represents the period beginning December 31, 2002.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than 30 days. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Municipal Income Fund - Class A began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after October 12, 2007 reflect the sales charge.

The Barclays 1 Year Municipal Bond Index is the 1-year component of the Municipal Bond Index. The Barclays 1 Year Municipal Bond Index is a rules-based, market value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Ultra Short Municipal Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Ultra Short Municipal Income Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine Ultra Short Municipal Income Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine Ultra Short Municipal Income Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Mississippi Business Finance Corp. Revenue, PSL-North America LLC Project, 2.65%, 11/01/2032 (Putable on 05/07/2015)	6.98%
2.	Chicago Board of Education, 0.51%, 12/01/2034 (Putable on 05/14/2015)	6.52%
3.	Indiana Finance Authority, Multifamily HSG Revenue, 1.00%, 10/26/2017 (Putable on 05/07/2015)	6.10%
4.	New Jersey Economic Development Authority Revenue, Port Newark Container Terminal LLC Project, 0.75%, 07/01/2030 (Putable on 05/06/2015)	3.73%
5.	Suffolk County, Tax Anticipation Notes, 2.00%, 07/30/2015	2.99%
6.	Phoenix Industrial Development Authority Solid Waste Revenue, Republic Services, Inc. Project, 0.40%, 12/01/2035 (Putable on 05/01/2015)	2.98%
7.	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project, 1.00%, 02/01/2029 (Putable on 05/07/2015)	2.94%
8.	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project, 0.40%, 08/01/2023 (Putable on 05/01/2015)	2.05%
9.	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project, 0.47%, 03/15/2025 (Putable on 03/16/2016)	2.05%
10.	Campbell County Industrial Development Authority Solid Waste Disposal Facility Revenue, Georgia Pacific Corp. Project, 0.36%, 12/01/2019 (Putable on 05/06/2015)	2.00%

*	Portfolio holdings and sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Ultra Short Municipal Income Fund (Continued)

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Credit Quality Allocation (As of 4/30/2015)

AAA	1.7%
AA	13.0%
A	30.6%
BBB	26.2%
CCC	0.5%
Not Rated	28.0%

Bond Credit Quality-Reflects the higher of the ratings of Standards & Poor’s Corporation; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the Standards and Poors scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine High Yield Managed Duration Municipal Fund

Comparative Annualized Returns as of 4/30/15 (Unaudited)
			Since Inception
	6 Months(1)	1 Year	(5/31/2013)
Alpine High Yield Managed Duration Municipal Fund — Institutional Class	2.35%	6.20%	5.08%
Alpine High Yield Managed Duration Municipal Fund — Class A (Without Load)	2.23%	5.97%	4.83%
Alpine High Yield Managed Duration Municipal Fund — Class A (With Load)	-0.29%	3.31%	3.44%
S&P Municipal Bond Short Intermediate Index	0.55%	2.02%	1.95%
Barclays High Yield Municipal Bond Index	2.24%	7.01%	2.60%
Lipper High Yield Municipal Debt Funds Average	2.53%	8.14%	3.70%
Lipper High Yield Municipal Debt Funds Ranking	N/A(2)	131/140	16/128
Gross Expense Ratio (Institutional Class): 1.30%(3)
Net Expense Ratio (Institutional Class): 0.81%(3)
Gross Expense Ratio (Class A): 1.55%(3)
Net Expense Ratio (Class A): 1.06%(3)

(1)	Not annualized.
(2)	FINRA does not recognize rankings for less than one year.
(3)	As disclosed in the prospectus dated February 27, 2015.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.75% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 2.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date. The Barclays High Yield Municipal Bond Index is the Muni High Yield component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The Lipper High Yield Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. Lipper rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Expense ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine High Yield Managed Duration Municipal Fund has a contractual expense waiver that continues through March 1, 2016. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine High Yield Managed Duration Municipal Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Portfolio Distributions*(Unaudited)

Top 10 Holdings* (unaudited)

1.	Jefferson County Revenue, 4.75%, 01/01/2025	6.78%
2.	Puerto Rico Infrastructure Financing Authority Revenue, 5.50%, 07/01/2015	5.68%
3.	State of Illinois, General Obligation Refunding Bond, 5.25%, 10/01/2015	2.59%
4.	Hammond Local Public Improvement Bond Bank, 3.25%, 05/01/2016	2.36%
5.	Health Care Authority for Baptist Health Revenue, 5.00%, 11/15/2021	2.05%
6.	Palomar Pomerado Health Care, 1.80%, 11/01/2036	1.83%
7.	Palomar Pomerado Health Care, 1.80%, 11/01/2036	1.42%
8.	Buckeye Tobacco Settlement Financing Authority Revenue, 5.13%, 06/01/2024	1.42%
9.	Nassau County Tobacco Settlement Corp. Revenue, Asset Brookfield, 5.25%, 06/01/2026	1.41%
10.	Iowa Higher Education Loan Authority Revenue, Wartburg College Project, 2.50%, 10/01/2020	1.40%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Credit Quality Allocation (As of 4/30/2015)

AA	16.1%
A	15.8%
BBB	8.1%
BB	15.3%
B	11.1%
CCC	7.1%
Not Rated	26.5%

Bond Credit Quality-Reflects the higher of the ratings of Standards & Poor’s Corporation; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the Standards and Poors scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

During the six month period ending April 30, 2015, fixed income markets experienced significant interest rate volatility. At October 31, 2014, the 10-year Treasury bond yield stood at 2.34% with notable volatility during the first six months of fiscal 2015 ending the period down 31 basis points (bps) at 2.03%. During that period, the 10-year Treasury bond yield rallied to a high of 2.39% in early November 2014 and declined to a low of 1.64% on January 30, 2015. The temporary yield decline was primarily driven by investor fears of slowing global economic growth and its potential negative impact on the U.S. economy.

A comparable yield pattern also emerged in the municipal market. On October 31, 2014 and on April 30, 2015, the Bloomberg Fair Value U.S. Muni General Obligation AAA 10-Year benchmark (the “Muni Benchmark”) stood at 2.12%, but not without notable volatility during that six-month period. The Muni Benchmark’s yield peaked during mid-November 2014 at 2.29% and the yield declined to a low of 1.81% in mid-January 2015 in sympathy with Treasury bond rates. The decline resulted from investor’s reduced concern of rising inflation, coupled with a U.S. economy whose economic growth was being hindered in part by reduced global economic growth.

Credit quality in the U.S. Public Finance (USPF) sector continued to improve for two reasons during Q4 2014 as rating actions at S&P trended positive during the period as well as the prior eight consecutive quarters. First, generally improving local economic conditions aided the majority of public finance ratings in most sectors resulting in more upgrades than downgrades in the quarter. Second, S&P upgraded the State of California which positively affected 78 state-related ratings inflating the magnitude of the upgrade-to-downgrade ratio.

During Q4 2014, S&P assigned 3.2 upgrades for every downgrade across the USPF, excluding the housing sector. The upgrade-to-downgrade ratio is still strong at over 2 to 1 even if the additional California upgrades are excluded from the calculation.

Healthcare and higher education are the only two public finance sectors in Q4 that had downgrades outpace upgrades. The combined two sectors had an upgrade-to-downgrade ratio of 0.5 to 1. The downgrades in the healthcare sector mainly occurred as a result of patient volume declines driving operating losses and weakening the liquidity and financial positions of the institutions.

Long-term municipal bond issuance during the first four months of Calendar year 2015 ending April 30, 2015, increased by a sizable 60.1% to $145.9 billion, which compares with volume of $91.1 billion during the same period of 2014. The increased supply has been completely driven by a significant 123% increase in refunding volume with re-financings growing to $102.7 billion from $46.1 billion during the same period in 2014.

The increased refunding activity occurred as a result of a favorable interest rate environment which made refunding a municipal entity’s higher coupon debt economical. New money issuance actually declined 4.0% in the four-month period as state and local municipalities continued to rein in avoidable capital expenditures in order to replenish reserves which were significantly reduced during the Great Recession.

ALPINE ULTRA SHORT MUNICIPAL INCOME FUND

The Alpine Ultra Short Municipal Income Fund’s total return was 0.22% versus the Barclays One-Year Municipal Bond Index return of 0.23% for the six-month period ending April 30, 2015. The Fund ended the reporting period with a weighted average maturity of 82 days and a modified duration of 0.21 years both of which are much shorter than the benchmark which had a weighted average maturity of 1.40 years and a modified duration of 1.31 years. We have also continued to support the Fund by voluntarily waiving a portion of our management fee, beyond what is required under our contractual expense limitation agreement, to provide what we believe is a competitive yield to our shareholders. Absent these waivers, the yield of the Fund would have been significantly lower.

During most of the past six months we continued to see yields at or about the same level as the previous reporting period as demand remained robust and the supply easily absorbed. It was only as we approached tax time in April that we saw a shift in the market and rates start to increase. This is not unusual during April as investors withdraw money from their money market and short duration funds to pay their tax bills. What is interesting to note is we did not see a dramatic drop in rates as we approached May as we usually do and suspect the lack of demand from funds was the catalyst behind that. More importantly, with more talk of the Fed raising rates later this year coupled with an increase of new supply, the market sentiment has shifted course.

While our average maturity decreased by 5 days from our last reporting period, this was more a consequence of not finding attractively priced bonds and less of a change in our perception of the market. In fact, based on our current evaluation of the market, we do not anticipate extending the average maturity much further than where it currently is.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Our largest segment of the Fund continues to be in Variable Rate Demand Notes (VRDNs) as they may provide the Fund with price stability and liquidity and attractive yields in some cases. We believe these are important attributes and that is why we remain committed to these holdings. Furthermore, should the Fed increase rates later in the year, these securities should increase in yield and will maintain their par pricing.

We continue to invest in three- to twelve-month put bonds and have been concentrating more on the three-month part of the curve. As we anticipate rates going up this year we wanted to be able to have our bonds maturing sooner rather than later and the incremental yield to extend did not justify going out longer on the curve. The largest holdings in these types of securities continue to be from the obligors Republic Services and Waste Management. Both issuers are very active in the markets and their yields have dropped considerably over the last few years as their offerings have been extremely well received. We anticipate lowering our exposure in both of these names as they mature unless we see the more attractive yields during the next remarketing.

The other longer maturing bond purchases included General Market Notes. These bonds typically mature within 12 months and may provide the Fund with potentially higher yield without dramatically increasing the maturity of the Fund. Some of the issuers purchased included Sommerset, KY, East Providence, RI, and Utica, NY.

As of April, 30th, our holdings in Puerto Rico amount to slightly over 2% of the Fund. Of that amount a significant portion is insured by either Assured Guaranty or Nat Re. Almost all of our unenhanced bonds mature on June 1, 2015 with a very small remaining piece maturing four months later.

As we progress farther into the year two things have become quite clear-supply has picked up and demand has subsided somewhat. As this was the driving force behind this low interest rate environment, it is encouraging to see rates starting to creep back up. We believe that this could potentially be just the beginning and we believe our Fund is well positioned to take advantage of volatility in the market. While we were tempted to reach for yield by extending the maturity of the Fund, we never lost sight of the past market fundamentals and what the objectives of the Fund are. Having an adequate amount of liquidity and a limited maturity exposure should benefit the Fund should the Fed follow through on their goal of raising rates.

ALPINE HIGH YIELD MANAGED DURATION MUNICIPAL FUND

The Alpine High Yield Managed Duration Municipal Fund’s total return was 2.35% versus the S&P Municipal Bond Short-Intermediate Index return of 0.55% and Barclays High Yield Municipal Bond Index return of 2.24% for the six-month period ending April 30, 2015. The Fund ended the reporting period with a weighted average maturity of 4.90 years and a modified duration of 2.27 years. The Barclays High Yield Municipal Bond Index had a much longer weighted average maturity (20.17 years) and duration (9.74 years) while the S&P Index had a slightly shorter maturity (4.06 years) and longer duration (3.23 years).

During the past six months we continued to see yields at or about the same level from the previous reporting period as demand remained robust and the supply was easily absorbed. It was only in April that we saw rates start to increase somewhat as new issuance gained momentum in 2015 and demand subsided. With an expectation that the Fed would potentially start raising the Fed Fund rate this year it was not a surprise to see issuers trying to get to the market before this happened and that was the first step in breaking down the supply and demand imbalance which has dictated the market for the last couple of years. We have been very conscious for some time that this technical factor was the catalyst for driving the market lower in yield and compressing credit spreads. That is why we continued to maintain a barbell approach in structuring the portfolio with most of our holdings maturing in seven days to two years and seven to ten years. By positioning the portfolio this way, we were able to capture higher yields from our longer term securities while attempting to provide some level of NAV stability with our shorter maturing bonds. Furthermore, by having a fairly steady flow of bonds maturing it enables us to reinvest those proceeds in what we anticipate will be a more attractive market. We believe this strategy is the most prudent in this environment as we are expecting more volatility as the year progresses.

Our two largest concentrations continue to be from issuers in healthcare/continuing care facilities (CCRC’s) and from issuers in Puerto Rico. We continued to look for specific structures from CCRC issuers who issued their bonds with certain call features that pay back their principal prior to maturity as the facilities reach certain occupancy benchmarks. We are attracted to this type of structure as we have the potential to get the yield of a longer maturing security while potentially getting back our principal in a shorter period of time.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Our holdings in Puerto Rico stand at 13.8% and we continue to look only for attractively priced insured bonds when available. Importantly, 91% of our bonds from Puerto Rico are insured by Assured Guaranty, Nat Re or Ambac and have contributed to our total return.

An area that has become interesting to us is our recent purchases in auction rate notes. We focus on programs that have a fail rate of above 10% and whose bonds are insured. These bonds have been an attractive alternative for us as a short-term vehicle in our barbell structure. They have been trading significantly cheaper than comparable maturing bonds and carry the extra layer of security with bond insurance and high fail rates.

Another area that started to finally look attractive to us is bonds from issuers in Chicago. It has not been a secret that they have been under financial stress lately due to their large underfunded pension programs but, up until now, we haven’t really felt like we were getting compensated to take on the risk associated with the bonds. This market has recently changed dramatically and we have started to add to our position with our focus presently being on the short end of the curve.

As we look back we are reminded that markets, especially high yield markets, can move quickly and liquidity can get tested. It is for this reason that we are maintaining our present strategy and will adjust the portfolio as market conditions evolve.

CONCLUSION

The past six months have been generally good overall for the muni market from a total return perspective. However, we have started to see cracks in the foundation of the market as issuance has picked up and demand has subsided. Furthermore, there has recently been a lot of news about unfunded pension programs in New Jersey, Illinois and Chicago. This has created an extra layer of pressure for these issuers. We anticipate more volatility throughout the year as a Fed rate hike becomes more likely and dynamics change, and we are mindful that markets can turn quickly. As a result, we will continue to monitor the markets closely and look for appropriate buying opportunities that are consistent with the objectives of each Fund.

Sincerely,

Steven C. Shachat
Portfolio Manager

This letter represents the opinions of the Funds’ management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible.

The Alpine Ultra Short Municipal Income Fund is subject to risks, including the following:

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price. A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Puerto Rico and U.S. Territories Risk – Because the Fund invests in the municipal securities of U.S. territories, and currently invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Tax Risk – Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. The Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

Variable Rate Demand Obligations Risk – Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

The Alpine High Yield Managed Duration Municipal Fund is subject to risks, including the following:

Borrowing and Leverage Risk – When the Fund borrows for leverage, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than the borrowing costs.

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price. A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Debt Securities Risk – Debt securities, such as bonds, involve credit risk and interest rate risk. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuations in the value resulting from changes in interest rates, but generally have lower yields than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Junk Bond Risk – Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Land-Secured or “Dirt” Bonds Risk – These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Medium- and Lower-Grade Municipal Securities Risk – Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Puerto Rico and U.S. Territories Risk – Because the Fund invests in the municipal securities of U.S. territories, and currently invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Tax Risk – To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Fund from its investment in such obligations and distributed to Fund shareholders will be taxable. There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Tobacco Related Bonds Risk – In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

“appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—97.0%
Aerospace & Defense—1.1%
10,900	Raytheon Co.	$1,133,600
10,300	United Technologies Corp.	1,171,625
		2,305,225
Air Freight & Logistics—1.0%
12,000	FedEx Corp.	2,034,840
Airlines—0.6%
36,000	Japan Airlines Co., Ltd.	1,206,030
Auto Components—2.0%
9,500	BorgWarner, Inc.	562,400
15,000	Delphi Automotive PLC	1,245,000
424,000	GKN PLC	2,286,400
		4,093,800
Automobiles—0.7%
23,000	Thor Industries, Inc. (a)	1,383,910
Banks—4.4%
190,050	Banco Bilbao Vizcaya Argentaria SA	1,920,576
86,000	Bangkok Bank PCL—NVDR	482,633
35,000	Hana Financial Group, Inc.	1,034,981
86,000	Mitsubishi UFJ Financial Group, Inc.	616,477
187,000	Regions Financial Corp. (a)	1,838,210
62,000	Standard Chartered PLC	1,018,319
10,000	Sumitomo Mitsui Financial Group, Inc.	439,029
28,800	Wells Fargo & Co. (a)	1,586,880
		8,937,105
Beverages—1.2%
20,000	Anheuser-Busch InBev NV—SP ADR	2,400,800
Biotechnology—0.3%
5,200	Gilead Sciences, Inc.	522,652
Capital Markets—3.0%
55,000	Daiwa Securities Group, Inc.	460,637
157,000	Fortress Investment Group LLC—Class A (a)	1,274,840
21,000	Lazard, Ltd.—Class A (a)	1,113,630
81,853	Mediobanca SpA	801,443
91,756	Och-Ziff Capital Management Group LLC—Class A (a)	1,184,570
25,000	Schroders PLC	1,246,036
		6,081,156
Chemicals—1.9%
121,000	Clariant AG (b)	2,671,740
19,000	Symrise AG	1,161,858
		3,833,598
Commercial Services & Supplies—2.8%
35,200	ISS A/S	1,190,565
61,500	KAR Auction Services, Inc. (a)	2,288,415
118,500	RR Donnelley & Sons Co. (a)	2,206,470
		5,685,450
Communications Equipment—1.4%
69,000	Cisco Systems, Inc. (a)	1,989,270
13,500	QUALCOMM, Inc. (a)	918,000
		2,907,270
Construction & Engineering—2.5%
409,513	Abengoa SA—B Shares	1,333,023
883,000	China Railway Construction Corp., Ltd.—Class H	1,774,989
31,000	Vinci SA	1,908,193
		5,016,205
Shares	Security Description	Value

Common Stocks—continued
Containers & Packaging—1.7%
369,000	DS Smith PLC	$1,981,319
20,500	Packaging Corp. of America	1,418,395
		3,399,714
Diversified Financial Services—1.9%
58,000	Bank of America Corp. (a)	923,940
143,500	Cerved Information Solutions SpA (b)	1,047,338
37,000	Citigroup, Inc. (a)	1,972,840
		3,944,118
Diversified Telecommunication Services—0.9%
26,500	BT Group PLC—SP ADR	1,851,820
Electric Utilities—0.9%
37,000	Eversource Energy (a)	1,804,120
Electronic Equipment, Instruments & Components—1.1%
33,000	TE Connectivity, Ltd. (a)	2,196,150
Energy Equipment & Services—0.6%
12,000	Schlumberger, Ltd.	1,135,320
Food & Staples Retailing—1.2%
12,000	CVS Health Corp.	1,191,480
14,500	Walgreens Boots Alliance, Inc. (a)	1,202,485
		2,393,965
Food Products—4.2%
61,133	Dean Foods Co. (a)	993,411
12,000	Kraft Foods Group, Inc.	1,017,000
52,000	Mondelez International, Inc.—Class A (a)	1,995,240
31,000	Nestle SA	2,422,317
51,500	Pinnacle Foods, Inc. (a)	2,088,325
		8,516,293
Health Care Equipment & Supplies—1.2%
32,500	Medtronic PLC (a)	2,419,625
Health Care Providers & Services—3.9%
14,000	HCA Holdings, Inc. (a)(b)	1,036,140
10,500	Humana, Inc.	1,738,800
14,000	McKesson Corp. (a)	3,127,600
8,700	UnitedHealth Group, Inc.	969,180
9,000	Universal Health Services, Inc.—Class B	1,052,550
		7,924,270
Hotels, Restaurants & Leisure—1.8%
21,500	Carnival Corp.	945,355
11,500	McDonald’s Corp.	1,110,325
34,000	Melco Crown Entertainment, Ltd.—ADR	694,280
12,500	Royal Caribbean Cruises, Ltd.	850,750
		3,600,710
Household Durables—0.9%
20,000	Lennar Corp.—Class A (a)	916,000
22,000	Ryland Group, Inc. (a)	906,840
		1,822,840
Household Products—2.1%
15,500	Colgate-Palmolive Co. (a)	1,042,840
16,000	Energizer Holdings, Inc. (a)	2,185,920
42,000	Svenska Cellulosa AB SCA—B Shares	1,065,454
		4,294,214

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Independent Power Producers & Energy Traders—1.2%
42,105	Abengoa Yield PLC (a)	$1,427,781
38,489	Pattern Energy Group, Inc. (a)	1,115,411
		2,543,192
Insurance—4.7%
5,700	Allianz SE	976,677
66,000	BB Seguridade Participacoes SA	772,167
17,000	Prudential Financial, Inc.	1,387,200
259,772	Standard Life PLC	1,865,751
21,000	Swiss Re AG	1,870,518
20,000	WR Berkley Corp.	979,800
5,900	Zurich Insurance Group AG (b)	1,831,438
		9,683,551
IT Services—1.1%
24,000	Accenture PLC—Class A (a)	2,223,600
Life Sciences Tools & Services—1.2%
20,000	Thermo Fisher Scientific, Inc. (a)	2,513,600
Machinery—2.0%
719,500	China CNR Corp., Ltd.—Class H (b)(c)	1,477,887
18,000	Snap-on, Inc. (a)	2,691,900
		4,169,787
Media—4.0%
18,000	CBS Corp.—Class B	1,118,340
19,500	Comcast Corp.—Class A (a)	1,126,320
300,000	ITV PLC	1,167,828
19,000	The Walt Disney Co. (a)	2,065,680
4,000	Time Warner Cable, Inc.	622,080
12,000	Time Warner, Inc.	1,012,920
45,500	WPP PLC	1,065,796
		8,178,964
Multi-Utilities—0.9%
54,500	CMS Energy Corp. (a)	1,849,185
Multiline Retail—1.0%
2,500	Kering	463,316
189,500	Marks & Spencer Group PLC	1,610,034
		2,073,350
Oil, Gas & Consumable Fuels—6.5%
13,500	Chevron Corp.	1,499,310
43,500	Enbridge, Inc. (a)	2,276,355
21,500	Exxon Mobil Corp. (a)	1,878,455
24,500	Occidental Petroleum Corp.	1,962,450
12,500	Phillips 66	991,375
149,000	Scorpio Tankers, Inc. (a)	1,391,660
42,000	The Williams Cos., Inc. (a)	2,149,980
19,000	TOTAL SA	1,034,386
		13,183,971
Pharmaceuticals—6.1%
29,500	AstraZeneca PLC—SP ADR	2,020,160
7,000	Bayer AG	1,021,007
17,500	Merck & Co., Inc.	1,042,300
33,900	Novartis AG—SP ADR (a)	3,451,020
8,000	Roche Holding AG	2,310,092
44,800	Teva Pharmaceutical Industries, Ltd.—SP ADR (a)	2,706,816
		12,551,395
Shares	Security Description	Value

Common Stocks—continued
Real Estate Investment Trusts—4.4%
21,794	American Tower Corp. (a)	$2,060,187
30,000	Corrections Corp. of America (a)	1,103,700
140	Nippon Building Fund, Inc.	697,655
646,000	Prologis Property Mexico SA de CV (b)	1,145,300
141,000	Scentre Group	417,311
30,000	The Geo Group, Inc. (a)	1,170,000
154,200	Two Harbors Investment Corp. (a)	1,619,100
113,000	Westfield Corp.	845,043
		9,058,296
Real Estate Management & Development—1.8%
100,000	BR Malls Participacoes SA	544,317
58,000	CK Hutchison Holdings, Ltd.	1,259,446
65,000	Mitsui Fudosan Co., Ltd.	1,938,840
		3,742,603
Road & Rail—2.5%
13,500	Canadian Pacific Railway, Ltd. (a)	2,572,830
1,592,255	Rumo Logistica Operadora Multimodal SA (b)	687,012
20,500	Ryder System, Inc.	1,954,880
		5,214,722
Semiconductors & Semiconductor Equipment—3.1%
71,000	Applied Materials, Inc. (a)	1,405,090
24,000	Avago Technologies, Ltd. (a)	2,805,120
32,500	Intel Corp.	1,057,875
27,000	SK Hynix, Inc.	1,162,360
		6,430,445
Specialty Retail—2.8%
478,000	Pets at Home Group PLC	1,915,035
149,403	Stein Mart, Inc. (a)	1,767,437
31,500	TJX Cos., Inc. (a)	2,033,010
		5,715,482
Technology, Hardware, Storage & Peripherals—3.6%
32,000	Apple, Inc. (a)	4,004,800
78,500	EMC Corp. (a)	2,112,435
12,000	Western Digital Corp.	1,172,880
		7,290,115
Textiles, Apparel & Luxury Goods—1.1%
23,500	Carter’s, Inc. (a)	2,346,710
Trading Companies & Distributors—1.2%
137,000	Ashtead Group PLC	2,367,921
Transportation Infrastructure—0.8%
345,300	Adani Ports & Special Economic Zone, Ltd.	1,734,247
Water Utilities—0.5%
19,400	American Water Works Co., Inc. (a)	1,057,688
Wireless Telecommunication Services—1.2%
68,000	Vodafone Group PLC—SP ADR (a)	2,393,600
	Total Common Stocks (Cost $173,933,017)	198,033,624

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Equity-Linked Structured Notes—3.8%
Capital Markets—1.1%
87,000	Credit Suisse Group AG—Merrill Lynch & Co., Inc.	$2,312,664
Insurance—1.4%
650,555	Brit PLC—Morgan Stanley BV	2,787,097
Multi-Utilities—1.3%
65,445	Centrica PLC—Merrill Lynch & Co., Inc.	256,570
112,000	Veolia Environnement SA—Morgan Stanley BV	2,379,364
		2,635,934
	Total Equity-Linked Structured Notes (Cost $8,021,647)	7,735,695
Principal Amount	Security Description	Value

Convertible Bonds—0.0% (d)
Household Durables—0.0% (d)
$791,393	PDG Realty SA Empreendimentos e Participacoes—Series 8, 0.000%, 9/19/16 (Brazilian Real) (e)	$2,626
	Total Convertible Bonds (Cost $283,909)	2,626

Contract Amount
Call Options Purchased—0.0% (e)
Pharmaceuticals—0.0% (e)
16,500	Perrigo Co. PLC, Expiration Date 5/15/2015, Strike Price $200.0	29,700
	Total Call Options Purchased (Cost $106,072)	29,700
Total Investments (Cost $182,344,645)—100.8%		205,801,645
Liabilities in Excess of Other Assets—(0.8)%		(1,658,809)
TOTAL NET ASSETS 100.0%		$204,142,836

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.

(b)	Non-income producing security.

(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.7% of the Fund’s net assets.

(d)	Amount is less than 0.05%.

(e)	Represents a zero-coupon bond.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S—Aktieselskab is the Danish term for a stock-based corporation.

BV—Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NVDR—Non-Voting Depositary Receipts

PCL—Public Company Limited

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SP ADR—Sponsored American Depositary Receipt

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—98.3%
Aerospace & Defense—1.3%
950	United Technologies Corp.	$108,063
Auto Components—1.3%
2,100	Magna International, Inc.	105,903
Banks—2.1%
2,500	MidWestOne Financial Group, Inc.	73,125
11,000	Regions Financial Corp.	108,130
		181,255
Beverages—2.8%
700	Anheuser-Busch InBev NV—SP ADR	84,028
1,600	PepsiCo, Inc.	152,192
		236,220
Biotechnology—1.6%
850	Amgen, Inc.	134,224
Capital Markets—5.6%
10,500	Fortress Investment Group LLC—Class A	85,260
13,842	JMP Group LLC	106,583
2,200	Lazard, Ltd.—Class A	116,666
3,000	NorthStar Asset Management Group, Inc.	63,090
8,000	Och-Ziff Capital Management Group LLC—Class A	103,280
		474,879
Chemicals—2.9%
800	Air Products & Chemicals, Inc.	114,744
600	PPG Industries, Inc.	132,936
		247,680
Commercial Services & Supplies—1.1%
2,700	McGrath RentCorp	89,397
Communications Equipment—2.4%
3,700	Cisco Systems, Inc.	106,671
1,350	QUALCOMM, Inc.	91,800
		198,471
Construction & Engineering—0.6%
5,000	Aecon Group, Inc.	54,331
Consumer Finance—1.2%
1,800	Discover Financial Services	104,346
Diversified Financial Services—1.3%
2,100	Citigroup, Inc.	111,972
Diversified Telecommunication Services—1.2%
2,000	Verizon Communications, Inc.	100,880
Electric Utilities—1.5%
1,300	Eversource Energy	63,388
1,000	Pinnacle West Capital Corp.	61,200
		124,588
Electronic Equipment, Instruments & Components—1.5%
1,900	TE Connectivity, Ltd.	126,445
Energy Equipment & Services—2.4%
1,800	Bristow Group, Inc.	111,834
1,000	Schlumberger, Ltd.	94,610
		206,444
Shares	Security Description	Value

Common Stocks—continued
Food & Staples Retailing—3.5%
1,300	CVS Health Corp.	$129,077
2,000	The Andersons, Inc.	85,380
1,000	Walgreens Boots Alliance, Inc.	82,930
		297,387
Food Products—1.0%
2,000	Pinnacle Foods, Inc.	81,100
Gas Utilities—0.8%
1,200	Atmos Energy Corp.	64,800
Health Care Equipment & Supplies—1.8%
1,050	Becton, Dickinson & Co.	147,913
Health Care Providers & Services—2.2%
850	Aetna, Inc.	90,839
800	AmerisourceBergen Corp.	91,440
		182,279
Hotels, Restaurants & Leisure—1.0%
1,000	Yum! Brands, Inc.	85,960
Household Products—2.8%
900	Energizer Holdings, Inc.	122,958
1,400	The Procter & Gamble Co.	111,314
		234,272
Industrial Conglomerates—1.2%
650	3M Co.	101,654
Insurance—2.5%
1,000	ACE, Ltd.	106,990
1,300	Prudential Financial, Inc.	106,080
		213,070
Internet & Catalog Retail—1.3%
1,800	HSN, Inc.	112,356
IT Services—2.3%
500	International Business Machines Corp.	85,645
1,600	Visa, Inc.—Class A	105,680
		191,325
Leisure Equipment & Products—1.2%
750	Polaris Industries, Inc.	102,720
Life Sciences Tools & Services—1.2%
2,500	Agilent Technologies, Inc.	103,425
Machinery—2.1%
1,100	Dover Corp.	83,292
600	Snap-on, Inc.	89,730
		173,022
Media—4.0%
2,100	CBS Corp.—Class B	130,473
2,200	Comcast Corp.—Class A	127,072
500	Time Warner Cable, Inc.	77,760
		335,305
Metals & Mining—1.0%
1,000	Kaiser Aluminum Corp.	80,370
Multi-Utilities—0.8%
2,000	CMS Energy Corp.	67,860
Oil, Gas & Consumable Fuels—4.6%
900	Chevron Corp.	99,954
1,600	Devon Energy Corp.	109,136
1,200	Occidental Petroleum Corp.	96,120
2,600	Suncor Energy, Inc.	84,760
		389,970

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Pharmaceuticals—6.9%
3,200	Abbott Laboratories	$148,544
1,500	AbbVie, Inc.	96,990
1,400	Johnson & Johnson	138,880
500	Mylan NV (a)	36,130
400	Perrigo Co. PLC	73,312
1,500	Teva Pharmaceutical Industries, Ltd.—SP ADR	90,630
		584,486
Real Estate Investment Trusts—3.4%
1,000	American Tower Corp.	94,530
4,500	NorthStar Realty Finance Corp.	84,420
4,300	Starwood Waypoint Residential Trust	110,682
		289,632
Real Estate Management & Development—1.2%
600	Jones Lang LaSalle, Inc. `	99,636
Road & Rail—2.3%
4,000	Marten Transport, Ltd.	89,040
1,000	Union Pacific Corp.	106,230
		195,270
Semiconductors & Semiconductor Equipment—3.5%
4,500	Applied Materials, Inc.	89,055
1,100	Avago Technologies, Ltd.	128,568
1,600	Linear Technology Corp.	73,808
		291,431
Software—3.6%
3,500	Activision Blizzard, Inc.	79,852
2,400	Microsoft Corp.	116,736
2,500	Oracle Corp.	109,050
		305,638
Shares	Security Description	Value

Common Stocks—continued
Specialty Retail—1.8%
2,300	GameStop Corp.—Class A	$88,642
700	Tiffany & Co.	61,236
		149,878
Technology, Hardware, Storage & Peripherals—6.4%
2,500	Apple, Inc.	312,875
4,500	EMC Corp.	121,095
1,100	Western Digital Corp.	107,514
		541,484
Textiles, Apparel & Luxury Goods—1.2%
1,400	VF Corp.	101,402
Thrifts & Mortgage Finance—1.0%
3,600	Territorial Bancorp, Inc.	83,160
Wireless Telecommunication Services—0.9%
2,200	Vodafone Group PLC—SP ADR	77,440
	Total Common Stocks (Cost $7,422,688)	8,289,343

Principal Amount
Short-Term Investments—11.8%
$997,000	State Street Eurodollar Time Deposit, 0.01%	997,000
	Total Short-Term Investments (Cost $997,000)	997,000
Total Investments (Cost $8,419,688)—110.1%		9,286,343
Liabilities in Excess of Other Assets—(10.1)%		(855,193)
TOTAL NET ASSETS 100.0%		$8,431,150

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—99.5%
Banks—52.9%
4,357	1st Constitution Bancorp (a)(b)	$49,408
50,000	Akbank TAS	145,738
8,316	American River Bankshares (a)(b)	81,081
15,895	Banc of California, Inc. (b)	197,098
63,833	Banco ABC Brasil SA	273,302
41,391	Banco Bilbao Vizcaya Argentaria SA	418,283
10,440	Banco de Chile—ADR (b)	732,888
46,381	Bank of Commerce Holdings (b)	264,372
5,000	Bank of Georgia Holdings PLC	137,843
28,000	Bankwell Financial Group, Inc. (a)(b)	534,800
7,244	BNC Bancorp (b)	132,203
106,583	Carolina Trust Bank (a)(b)	577,680
12,493	CenterState Banks, Inc. (b)	151,915
2,500	CIT Group, Inc.	112,575
26,734	Citizens First Corp. (a)(b)	334,175
6,095	Comerica, Inc. (b)	288,964
8,333	County Commerce Bank (a)(b)	102,079
13,000	CU Bancorp (a)(b)	269,360
1,000	Cullen/Frost Bankers, Inc.	72,940
325,000	Eurobank Ergasias SA (a)	49,265
16,619	FCB Financial Holdings, Inc.—Class A (a)(b)	444,724
40,000	First BanCorp (a)(b)	240,400
4,949	First Business Financial Services, Inc. (b)	224,784
5,749	First Foundation, Inc. (a)	110,093
13,850	First Internet Bancorp (b)	302,899
10,000	Green Bancorp, Inc. (a)	119,500
25,000	Grupo Aval Acciones y Valores—ADR	253,000
47,000	Investar Holding Corp. (b)	723,800
600,000	Lloyds Banking Group PLC	712,670
9,500	Manhattan Bancorp (a)(b)	45,837
5,000	Metro Bancorp, Inc. (b)	128,200
60,000	Mitsubishi UFJ Financial Group, Inc.	430,100
150,000	Mizuho Financial Group, Inc.	287,312
400,000	National Bank of Greece SA (a)	561,425
9,800	New Resource Bank (a)(b)	53,410
20,000	OFG Bancorp (b)	281,800
12,602	Pacific Mercantile Bancorp (a)(b)	90,608
43,776	Pacific Premier Bancorp, Inc. (a)(b)	685,532
2,500	Plaza Bank (a)	8,488
7,000	Popular, Inc. (a)(b)	227,010
1,500	Prosperity Bancshares, Inc.	80,010
18,000	Regions Financial Corp.	176,940
73,000	Republic First Bancorp, Inc. (a)(b)	262,800
5,000	SB Financial Group, Inc. (b)	54,300
5,000	Seacoast Commerce Banc Holdings (a)(b)	59,250
39,000	Shore Bancshares, Inc. (a)(b)	359,190
6,500	SouthCrest Financial Group, Inc. (a)(b)	35,425
1,543	Southeastern Bank Financial Corp. (b)	44,138
25,000	Southern National Bancorp of Virginia, Inc. (b)	295,000
3,745	Southside Bancshares, Inc.	102,323

Shares	Security Description	Value

Common Stocks—continued
Banks—continued
1,300	Square 1 Financial, Inc.—Class A (a)(b)	$33,618
5,000	Sterling Bancorp (b)	64,900
2,000	Stonegate Bank (b)	57,280
8,000	Sumitomo Mitsui Financial Group, Inc.	351,223
8,000	Summit State Bank (b)	108,400
6,335	Synovus Financial Corp. (b)	175,226
30,000	TBC Bank JSC—GDR (a)(b)(c)	336,000
10,000	Texas Capital Bancshares, Inc. (a)(b)	526,600
3,300	TriState Capital Holdings, Inc. (a)	41,250
14,600	Triumph Bancorp, Inc. (a)	195,932
50,000	UniCredit SpA	362,119
46,248	Valley National Bancorp	436,119
		15,015,604
Capital Markets—22.0%
11,000	American Capital, Ltd. (a)	165,990
12,500	Apollo Global Management LLC—Class A (b)	285,750
32,515	Ares Management LP (b)	588,847
3,000	Artisan Partners Asset Management, Inc.—Class A	134,370
25,000	BGC Partners, Inc.—Class A (b)	250,875
23,823	Cowen Group, Inc.—Class A (a)(b)	133,170
80,000	Fifth Street Asset Management, Inc.	882,400
35,000	Fifth Street Finance Corp.	249,550
48,000	Fortress Investment Group LLC—Class A (b)	389,760
8,000	Greenhill & Co., Inc. (b)	316,400
2,000	Hennessy Advisors, Inc.	38,520
2,500	Invesco, Ltd.	103,550
17,900	KKR & Co. LP (b)	402,929
1,500	Lazard, Ltd.—Class A	79,545
4,869	LPL Financial Holdings, Inc. (b)	197,048
30,000	Medley Capital Corp.	282,900
8,654	Moelis & Co.—Class A	234,091
8,200	Och-Ziff Capital Management Group LLC—Class A (b)	105,862
3,000	Raymond James Financial, Inc.	169,590
11,000	The Blackstone Group LP (b)	450,560
20,000	The Carlyle Group LP (b)	603,800
10,040	WisdomTree Investments, Inc. (b)	191,162
		6,256,669
Consumer Finance—2.5%
8,000	Ally Financial, Inc. (a)	175,120
3,000	Discover Financial Services	173,910
56,113	Imperial Holdings, Inc. (a)(b)	374,835
		723,865
Diversified Financial Services—3.7%
3,500	Citigroup, Inc.	186,620
750,000	Dubai Financial Market	447,188
30,000	Hellenic Exchanges—Athens Stock Exchange SA Holding (a)	195,376
2,500	JPMorgan Chase & Co.	158,150
1,500	The NASDAQ OMX Group, Inc. (b)	72,945
		1,060,279

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Insurance—7.9%
1,700	ACE, Ltd.	$181,883
11,000	Atlas Financial Holdings, Inc. (a)(b)	202,950
35,000	esure Group PLC	117,228
116,923	Health Insurance Innovations, Inc.—Class A (a)(b)	883,938
5,000	Hilltop Holdings, Inc. (a)	100,550
14,000	The Dai-ichi Life Insurance Co., Ltd.	231,457
5,700	The Phoenix Co., Inc. (a)(b)	194,427
13,000	Third Point Reinsurance, Ltd. (a)	175,240
4,500	Unum Group	153,720
		2,241,393
Internet Software & Services—1.3%
3,660	Zillow Group, Inc.—Class A (a)	357,363
Real Estate Investment Trusts—1.8%
14,000	Ares Commercial Real Estate Corp.	158,900
10,000	NorthStar Realty Finance Corp.	187,600
6,500	Starwood Waypoint Residential Trust	167,310
		513,810
Thrifts & Mortgage Finance—7.2%
14,105	Alliance Bancorp, Inc. of Pennsylvania (b)	294,089
82,636	Atlantic Coast Financial Corp. (a)(b)	346,245
Shares	Security Description	Value

Common Stocks—continued
Thrifts & Mortgage Finance—continued
3,000	Cape Bancorp, Inc. (b)	$29,100
90,234	Central Federal Corp. (a)(b)	128,132
2,000	First Savings Financial Group, Inc. (b)	57,580
8,823	HopFed Bancorp, Inc. (b)	114,611
1,407	LaPorte Bancorp, Inc. (b)	19,452
4,466	Meta Financial Group, Inc. (b)	182,704
17,000	NMI Holdings, Inc.—Class A (a)	135,660
17,622	PennyMac Financial Services, Inc.—Class A (a)(b)	332,703
20,751	Provident Financial Holdings, Inc. (b)	343,429
11,000	Riverview Bancorp, Inc. (b)	48,730
		2,032,435
Trading Companies & Distributors—0.2%
1,000	GATX Corp.	54,400
	Total Common Stocks (Cost $25,682,880)	28,255,818
Total Investments (Cost $25,682,880)—99.5%		28,255,818
Other Assets in Excess of Liabilities—0.5%		137,687
TOTAL NET ASSETS 100.0%		$28,393,505

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of the security has been designated as collateral for the line of credit.

(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.2% of the Fund’s net assets.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Small Cap Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

Common Stocks—95.1%
Banks—6.1%
20,812	C1 Financial, Inc. (a)	$389,601
27,613	Park Sterling Corp.	185,007
26,598	Southern National Bancorp of Virginia, Inc.	313,856
		888,464
Biotechnology—2.3%
4,214	Ligand Pharmaceuticals, Inc. (a)	327,175
Building Products—2.9%
7,045	Patrick Industries, Inc. (a)	423,123
Capital Markets—2.4%
22,476	Silvercrest Asset Management Group, Inc.—Class A	350,401
Construction & Engineering—3.5%
11,133	Dycom Industries, Inc. (a)	511,895
Construction Materials—2.2%
8,753	U.S. Concrete, Inc. (a)	317,734
Consumer Finance—3.3%
8,650	PRA Group, Inc. (a)	473,804
Diversified Consumer Services—3.9%
20,119	Liberty Tax, Inc.	557,296
Electrical Equipment—2.0%
6,194	AZZ, Inc.	287,340
Electronic Equipment, Instruments & Components—1.8%
14,377	CTS Corp.	257,923
Food Products—2.0%
2,775	J&J Snack Foods Corp.	289,516
Health Care Equipment & Supplies—2.1%
8,157	Natus Medical, Inc. (a)	307,600
Health Care Providers & Services—12.7%
10,868	AAC Holdings, Inc. (a)	376,685
7,738	ExamWorks Group, Inc. (a)	316,871
25,604	Healthways, Inc. (a)	445,510
10,595	National Research Corp.—Class B	368,176
7,943	The Providence Service Corp. (a)	337,736
		1,844,978
Hotels, Restaurants & Leisure—1.5%
3,889	Popeyes Louisiana Kitchen, Inc. (a)	216,539
Household Durables—1.1%
9,995	LGI Homes, Inc. (a)	164,618
Internet Software & Services—3.2%
27,613	NIC, Inc.	469,421
IT Services—2.2%
8,554	Cardtronics, Inc. (a)	322,742
Machinery—0.9%
5,423	NN, Inc.	136,443
	Security
Shares	Description	Value

Common Stocks—continued
Media—6.4%
13,142	Live Nation Entertainment, Inc. (a)	$329,339
10,222	Nexstar Broadcasting Group, Inc.—Class A	597,578
		926,917
Oil, Gas & Consumable Fuels—5.0%
23,300	Aegean Marine Petroleum Network, Inc.	354,160
39,620	Scorpio Tankers, Inc.	370,051
		724,211
Professional Services—2.1%
5,910	The Advisory Board Co. (a)	306,670
Real Estate Investment Trusts—3.0%
22,289	Altisource Residential Corp.	426,834
Real Estate Management & Development—3.8%
22,460	Kennedy-Wilson Holdings, Inc.	556,559
Road & Rail—3.1%
11,617	Celadon Group, Inc.	300,183
5,058	Knight Transportation, Inc.	146,176
		446,359
Semiconductors & Semiconductor Equipment—3.1%
14,067	Integrated Device Technology, Inc. (a)	255,879
11,057	PDF Solutions, Inc. (a)	199,800
		455,679
Software—8.1%
5,120	Fair Isaac Corp.	452,915
8,005	Fleetmatics Group PLC (a)	364,868
23,429	The Descartes Systems Group, Inc. (a)	351,435
		1,169,218
Thrifts & Mortgage Finance—2.4%
8,327	Meta Financial Group, Inc.	340,658
Trading Companies & Distributors—2.0%
11,024	Rush Enterprises, Inc.— Class A (a)	288,167
	Total Common Stocks (Cost $12,823,264)	13,788,284

Principal
Amount
Short-Term Investments—5.0%
$724,000	State Street Eurodollar Time Deposit, 0.01%	724,000
	Total Short-Term Investments (Cost $724,000)	724,000
Total Investments (Cost $13,547,264)—100.1%		14,512,284
Liabilities in Excess of Other Assets—(0.1)%		(8,251)
TOTAL NET ASSETS 100.0%		$14,504,033

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Transformations Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

Common Stocks—96.0%
Aerospace & Defense—4.4%
1,000	Northrop Grumman Corp.	$154,040
1,000	Raytheon Co.	104,000
1,200	United Technologies Corp.	136,500
		394,540
Auto Components—0.8%
14,000	GKN PLC	75,494
Automobiles—1.0%
1,500	Thor Industries, Inc.	90,255
	Biotechnology—5.6%
3,000	Celldex Therapeutics, Inc. (a)	72,000
5,000	Merrimack Pharmaceuticals, Inc. (a)	55,500
3,000	Portola Pharmaceuticals, Inc. (a)	107,070
1,500	Receptos, Inc. (a)	221,010
6,000	Verastem, Inc. (a)	49,800
		505,380
Chemicals—5.8%
10,000	Clariant AG (a)	220,805
2,500	Eastman Chemical Co.	190,550
1,500	Westlake Chemical Corp.	116,970
		528,325
Commercial Services—1.9%
9,000	RR Donnelley & Sons Co.	167,580
Commercial Services & Supplies—4.3%
5,000	Deluxe Corp.	323,750
3,000	Knoll, Inc.	68,310
		392,060
Containers & Packaging—0.9%
15,000	DS Smith PLC	80,541
Distributors—1.4%
2,000	Pool Corp.	129,780
Diversified Financial Services—1.8%
10,000	Bank of America Corp.	159,300
Electrical Equipment—4.9%
2,500	Eaton Corp. PLC	171,825
5,000	Generac Holdings, Inc. (a)	208,450
5,000	Hydrogenics Corp. (a)	60,800
		441,075
Electronic Equipment, Instruments & Components—0.5%
3,500	Oxford Instruments PLC	49,964
Energy Equipment & Services—0.6%
10,000	Canadian Energy Services & Technology Corp.	50,477
Health Care Equipment & Supplies—6.9%
2,000	Edwards Lifesciences Corp. (a)	253,300
100	Intuitive Surgical, Inc. (a)	49,598
2,000	Natus Medical, Inc. (a)	75,420
10,000	OraSure Technologies, Inc. (a)	63,000
6,000	Zeltiq Aesthetics, Inc. (a)	184,200
		625,518
Health Care Providers & Services—2.4%
1,400	Express Scripts Holding Co. (a)	120,960
6,923	Select Medical Holdings Corp.	100,730
		221,690
	Security
Shares	Description	Value

Common Stocks—continued
Household Durables—4.6%
2,000	Garmin, Ltd.	$90,380
4,500	Jarden Corp. (a)	230,310
5,000	Taylor Morrison Home Corp.— Class A (a)	92,600
		413,290
Internet & Catalog Retail—4.1%
300	The Priceline Group, Inc. (a)	371,343
Internet Software & Services—2.9%
3,000	Actua Corp. (a)	43,410
200	Google, Inc.—Class A (a)	109,754
201	Google, Inc.—Class C (a)	107,763
		260,927
Leisure Equipment & Products—1.5%
1,000	Polaris Industries, Inc.	136,960
Life Sciences Tools & Services—3.2%
700	Illumina, Inc. (a)	128,975
1,300	Thermo Fisher Scientific, Inc.	163,384
		292,359
Machinery—6.6%
1,500	Navistar International Corp. (a)	44,940
3,000	Snap-on, Inc.	448,650
1,000	The Middleby Corp. (a)	101,340
		594,930
Oil, Gas & Consumable Fuels—4.7%
12,000	Aegean Marine Petroleum Network, Inc.	182,400
372	Apache Corp.	25,445
1,000	HollyFrontier Corp.	38,780
14,000	Scorpio Tankers, Inc.	130,760
3,000	Stone Energy Corp. (a)	51,210
		428,595
Pharmaceuticals—8.9%
400	Actavis PLC (a)	113,144
5,000	Aratana Therapeutics, Inc. (a)	64,550
500	Jazz Pharmaceuticals PLC (a)	89,350
2,000	Mallinckrodt PLC (a)	226,360
3,000	Mylan NV (a)	216,780
14,000	TherapeuticsMD, Inc. (a)	90,720
		800,904
Road & Rail—4.6%
700	AMERCO	225,428
2,000	Ryder System, Inc.	190,720
		416,148
Software—2.4%
15,000	Callidus Software, Inc. (a)	185,250
10,000	Mitek Systems, Inc. (a)	33,800
		219,050
Technology, Hardware, Storage & Peripherals—6.7%
1,400	Apple, Inc.	175,210
7,758	Cray, Inc. (a)	217,922
2,500	Synaptics, Inc. (a)	211,800
		604,932
Trading Companies & Distributors—2.6%
5,000	Ashtead Group PLC	86,421
1,500	United Rentals, Inc. (a)	144,870
		231,291
	Total Common Stocks (Cost $6,343,111)	8,682,708

The accompanying notes are an integral part of these financial statements.

Alpine Transformations Fund

Schedule of Portfolio Investments—Continued

April 30, 2015 (Unaudited)

Principal	Security
Amount	Description	Value

Short-Term Investments—10.0%
$901,000	State Street Eurodollar Time Deposit, 0.01%	$901,000
	Total Short-Term Investments (Cost $901,000)	901,000
Total Investments (Cost $7,244,111)—106.0%		9,583,708
Liabilities in Excess of Other Assets—(6.0)%		(542,298)
TOTAL NET ASSETS 100.0%		$9,041,410

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Equity Income Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

Common Stocks—92.9%
Aerospace & Defense—5.8%
6,000	Precision Castparts Corp.	$1,240,140
16,000	Raytheon Co.	1,664,000
16,000	United Technologies Corp.	1,820,000
		4,724,140
Auto Components—0.5%
7,000	BorgWarner, Inc.	414,400
Banks—2.3%
8,500	Prosperity Bancshares, Inc.	453,390
5,000	Signature Bank (a)	670,450
5,000	The PNC Financial Services Group, Inc.	458,650
8,000	Washington Trust Bancorp, Inc.	296,160
		1,878,650
Beverages—1.0%
7,000	Diageo PLC—SP ADR	777,140
Biotechnology—1.9%
4,000	Amgen, Inc.	631,640
9,000	Gilead Sciences, Inc.	904,590
		1,536,230
Capital Markets—2.7%
4,000	Ameriprise Financial, Inc.	501,120
38,000	Apollo Global Management LLC— Class A	868,680
15,000	Oaktree Capital Group LLC	802,200
		2,172,000
Chemicals—4.0%
18,000	E.I. du Pont de Nemours & Co.	1,317,600
16,000	Eastman Chemical Co.	1,219,520
6,000	International Flavors & Fragrances, Inc.	688,500
		3,225,620
Commercial Services & Supplies—1.6%
20,000	Deluxe Corp.	1,295,000
Communications Equipment—2.7%
31,500	Juniper Networks, Inc.	832,545
20,000	QUALCOMM, Inc.	1,360,000
		2,192,545
Consumer Finance—2.5%
10,000	Capital One Financial Corp.	808,500
21,000	Discover Financial Services	1,217,370
		2,025,870
Diversified Financial Services—3.6%
8,500	CME Group, Inc.	772,735
33,500	JPMorgan Chase & Co.	2,119,210
		2,891,945
Diversified Telecommunication Services—3.5%
43,000	AT&T, Inc.	1,489,520
27,000	Verizon Communications, Inc.	1,361,880
		2,851,400
Electric Utilities—1.4%
11,000	American Electric Power Co., Inc.	625,570
6,000	Duke Energy Corp.	465,420
		1,090,990
Shares	Security Description	Value

Common Stocks—continued
Food & Staples Retailing—4.0%
14,000	CVS Health Corp.	$1,390,060
50,000	Safeway, Inc.—CVR (a)	26,592
17,000	Walgreens Boots Alliance, Inc.	1,409,810
9,000	Weis Markets, Inc.	399,150
		3,225,612
Food Products—0.5%
10,000	Pinnacle Foods, Inc.	405,500
Health Care Equipment & Supplies—3.1%
8,600	Becton, Dickinson & Co.	1,211,482
12,000	Zimmer Holdings, Inc.	1,318,080
		2,529,562
Health Care Providers & Services—2.0%
9,000	Cardinal Health, Inc.	759,060
4,000	McKesson Corp.	893,600
		1,652,660
Hotels, Restaurants & Leisure—1.0%
8,000	McDonald’s Corp.	772,400
Household Products—1.2%
12,500	The Procter & Gamble Co.	993,875
Industrial Conglomerates—0.7%
20,000	General Electric Co.	541,600
Insurance—6.1%
21,500	MetLife, Inc.	1,102,735
18,000	Prudential Financial, Inc.	1,468,800
9,105	The Chubb Corp.	895,477
36,000	The Hartford Financial Services Group, Inc.	1,467,720
		4,934,732
IT Services—2.1%
9,000	Accenture PLC—Class A	833,850
5,000	International Business Machines Corp.	856,450
		1,690,300
Leisure Equipment & Products—0.7%
4,000	Polaris Industries, Inc.	547,840
Media—4.7%
26,000	CBS Corp.—Class B	1,615,380
19,000	Cinemark Holdings, Inc.	809,970
17,000	Comcast Corp.—Class A	981,920
5,000	Time Warner, Inc.	422,050
		3,829,320
Multi-Utilities—1.7%
14,000	Wisconsin Energy Corp.	687,680
20,200	Xcel Energy, Inc.	684,982
		1,372,662
Office Electronics—0.5%
35,000	Xerox Corp.	402,500
Oil, Gas & Consumable Fuels—5.1%
13,000	Apache Corp.	889,200
9,000	Chevron Corp.	999,540
21,000	Kinder Morgan, Inc.	901,950
28,000	Teekay LNG Partners LP	1,103,760
5,000	The Williams Cos., Inc.	255,950
		4,150,400

The accompanying notes are an integral part of these financial statements.

Alpine Equity Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

Common Stocks—continued
Pharmaceuticals—6.4%
9,200	Abbott Laboratories	$427,064
10,000	GlaxoSmithKline PLC—ADR	461,500
24,000	Johnson & Johnson	2,380,800
41,000	Pfizer, Inc.	1,391,130
8,000	Teva Pharmaceutical Industries, Ltd.—SP ADR	483,360
		5,143,854
Real Estate Investment Trusts—3.7%
3,000	Boston Properties, Inc.	396,930
9,900	Digital Realty Trust, Inc.	627,759
40,000	Host Hotels & Resorts, Inc.	805,600
6,300	Simon Property Group, Inc.	1,143,387
		2,973,676
Road & Rail—1.0%
2,500	AMERCO	805,100
Semiconductors & Semiconductor Equipment—3.2%
20,000	Applied Materials, Inc.	395,800
32,000	Intel Corp.	1,041,600
24,000	Linear Technology Corp.	1,107,120
		2,544,520
Software—0.6%
18,000	Symantec Corp.	448,650
Specialty Retail—1.4%
18,000	TJX Cos., Inc.	1,161,720
Technology, Hardware, Storage & Peripherals—4.5%
14,000	Apple, Inc.	1,752,100
55,500	EMC Corp.	1,493,505
4,000	Western Digital Corp.	390,960
		3,636,565
	Security
Shares	Description	Value

Common Stocks—continued
Textiles, Apparel & Luxury Goods—1.7%
4,000	PVH Corp.	$413,400
13,000	VF Corp.	941,590
		1,354,990
Trading Companies & Distributors—3.5%
19,000	GATX Corp.	1,033,600
3,500	Watsco, Inc.	421,015
5,500	WW Grainger, Inc.	1,366,365
		2,820,980
	Total Common Stocks (Cost $60,198,534)	75,014,948

Principal
Amount
Bonds—3.8%
U.S. Treasury Bonds—3.8%
$2,300,000	5.250%, 11/15/2028	3,092,422
	Total Bonds (Cost $2,599,421)	3,092,422
Short-Term Investments—3.5%
2,834,000	State Street Eurodollar Time Deposit, 0.01%	2,834,000
	Total Short-Term Investments (Cost $2,834,000)	2,834,000
Total Investments (Cost $65,631,955)—100.2%		80,941,370
Liabilities in Excess of Other Assets—(0.2)%		(200,920)
TOTAL NET ASSETS 100.0%		$80,740,450

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt

CVR—Contingent Value Right

PLC—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

Principal	Security
Amount	Description	Value

Municipal Bonds—102.7%
Alabama—5.2%
$3,838,000	Alabama Housing Finance Authority Revenue, Multi-Family Housing Revenue, Phoenix Apartments Project— Series A (LOC: Regions Bank) 0.400%, 01/01/2036 (Putable on 05/07/2015) (a)	$3,838,000
8,275,000	Alabama Port Authority Docks Facilities Revenue (CS: NATL-RE; LIQ: Dexia Credit Local) 0.390%, 10/01/2024 (Putable on 05/07/2015) (a)	8,275,000
5,000,000	Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority Revenue Bonds,—Series A 5.000%, 11/15/2015	5,115,000
7,630,000	Chatom Industrial Development Board Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative—Series A (SPA: National Rural Utilities Finance) 0.450%, 11/15/2038 (Putable on 05/15/2015) (a)	7,630,000
2,000,000	Chatom Industrial Development Board Pollution Control Revenue, PowerSouth Energy Cooperative—Series C (SPA: National Rural Utilities Finance) 0.450%, 12/01/2024 (Putable on 06/01/2015) (a)	2,000,080
1,000,000	Chatom Industrial Development Board Revenue—Series A (SPA: National Rural Utilities Finance) 0.400%, 08/01/2037 (Putable on 08/01/2015) (a)	1,000,000
3,725,000	Health Care Authority for Baptist Health Revenue—Series B (CS: Assured Guaranty) 0.500%, 11/15/2037 (Putable on 05/01/2015) (a)	3,725,000
12,000,000	Health Care Authority for Baptist Health Revenue—Series B (CS: Assured Guaranty) 0.500%, 11/01/2042 (Putable on 05/07/2015) (a)	12,000,000
5,395,000	Mobile Downtown Redevelopment Authority Revenue, Lafayette Plaza Hotel Project—Series A (LOC: Regions Bank) 0.350%, 05/01/2032 (Putable on 05/15/2015) (a)	5,395,000
1,630,000	The Medical Clinic Board of the City of Gulf Shores Revenue, Colonial Pinnacle MOB Project (LOC: Regions Bank) 0.350%, 07/01/2034 (Putable on 05/07/2015) (a)	1,630,000
		50,608,080
Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Arizona—4.9%
$16,700,000	Cochise County Pollution Control Corp. Revenue, Arizona Electric Power Cooperative, Inc. Project 0.450%, 09/01/2024 (Putable on 09/01/2015) (a)	$16,699,499
29,000,000	Phoenix Industrial Development Authority Solid Waste Revenue, Republic Services, Inc. Project 0.400%, 12/01/2035 (Putable on 05/01/2015) (a)	29,000,000
1,425,000	Scottsdale Industrial Development Authority Hospital Revenue Bonds, Scottsdale Healthcare—Series F (CS: Assured Guaranty Municipal) 1.550%, 09/01/2045 (Putable on 05/15/2015) (a)	1,425,000
770,000	Yavapai County Industrial Development Authority Revenue Bonds, Refunding Yavapai Regional Medical Center—Series A 4.000%, 08/01/2015	776,068
		47,900,567
California—8.7%
820,000	ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities—Series B 3.000%, 07/01/2015	823,026
500,000	California County Tobacco Securitization Agency, Refunding Bonds 4.000%, 06/01/2015	501,470
370,000	California Health Facilities Financing Authority Revenue, Children’s Hospital of Los Angeles—Series A 5.000%, 11/15/2015	376,053
20,000,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project—Series A 0.400%, 08/01/2023 (Putable on 05/01/2015) (a)(b)	20,000,000
3,500,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project—Series A 1.650%, 07/01/2031 (Putable on 05/01/2017) (a)	3,522,400
5,000,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series A 1.000%, 11/01/2038 (Putable on 05/01/2015) (a)	5,000,000
750,000	California State Public Works Board Lease Revenue, Department of Corrections—Series A 5.250%, 09/01/2016	752,745

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
California—continued
$765,000	California Statewide Communities Development Authority Industrial Development Revenue—Spratling-Cranor Properties LLC—Series A (LOC: City National Bank) 1.650%, 06/01/2020 (Putable on 05/06/2015) (a)	$765,000
5,500,000	California Statewide Communities Development Authority Revenue 0.650%, 07/01/2040 (Putable on 05/01/2015) (a)	5,500,000
2,450,000	California Statewide Communities Development Authority Revenue, Auctions Rate Securities Insured Health Facility Revenue—Series E (CS: Dignity Health Obligation Group) 0.670%, 07/01/2040 (Putable on 05/01/2015) (a)	2,450,000
545,000	California Statewide Communities Development Authority Revenue, Episcopal Communities & Services 3.000%, 05/15/2015	545,501
560,000	City of La Verne, Brethren Hillcrest Homes 3.000%, 05/15/2016	569,397
5,270,000	City of Los Angeles Multifamily Housing Revenue, Masselin Manor Project—Series J (LOC: Bank of America N.A.) 0.660%, 07/01/2015 (Putable on 05/07/2015) (a)	5,270,000
350,000	Los Angeles Regional Airports Improvement Corp. Lease Revenue, Los Angeles International Airport (LOC: Societe Generale) 0.350%, 12/01/2015 (Putable on 05/07/2015) (a)	350,000
13,525,000	Palomar Pomerado Health Care—Series A, ARN (CS: Assured Guaranty Municipal) 1.750%, 11/01/2036 (Putable on 05/05/2015) (a)	13,525,000
9,625,000	Palomar Pomerado Health Care—Series B, ARN (CS: Assured Guaranty Municipal) 1.800%, 11/01/2036 (Putable on 05/06/2015) (a)	9,625,000
15,375,000	Palomar Pomerado Health Care—Series C, ARN (CS: Assured Guaranty Municipal) 1.800%, 11/01/2036 (Putable on 05/07/2015) (a)	15,375,000
		84,950,592
Colorado—0.1%
320,000	Colorado Health Facilities Authority Revenue, Covenant Retire Community Obligation 1.000%, 12/01/2015	320,656
Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Colorado—continued
$550,000	Colorado Health Facilities Authority Revenue, Covenant Retire Community Obligation 2.000%, 12/01/2016	$558,212
500,000	E-470 Public Highway Authority—Series D1 (CS: NATL-RE) 5.250%, 09/01/2016	529,065
		1,407,933
Connecticut—0.1%
750,000	City of Bridgeport, General Obligation Bond—Series A (CS: Assured Guaranty Municipal) 4.125%, 10/01/2017	762,203
Florida—4.5%
2,200,000	Escambia County Revenue, Gulf Power Company Project 1.350%, 04/01/2039 (Putable on 06/02/2015) (a)	2,201,232
28,600,000	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project—Series B 1.000%, 02/01/2029 (Putable on 05/07/2015) (a)	28,600,000
11,355,000	Miami-Dade County Expressway Authority Toll System Revenue—Series DCL-2012-005 (CS: AMBAC; LOC: Dexia Credit Local) 0.470%, 05/20/2029 (Putable on 05/01/2015) (a)(b)	11,355,000
1,315,000	Southeast Overtown Park West Community Redevelopment Agency—Series A-2 4.000%, 03/01/2016 (b)	1,348,861
		43,505,093
Georgia—0.1%
900,000	Douglas County Development Authority Revenue, Electrical Fiber Systems Project (LOC: Regions Bank) 0.490%, 12/01/2021 (Putable on 05/07/2015) (a)	900,000
Illinois—9.6%
63,470,000	Chicago Board of Education—Series-DCL-2012-001 (LOC: Dexia Credit Local) 0.510%, 12/01/2034 (Putable on 05/14/2015) (a)(b)	63,470,000
1,425,000	Chicago Board of Education— Series A (CS: AMBAC) 5.250%, 12/01/2015	1,458,872
16,825,000	Chicago IL Sales Tax Revenue (SPA: JPMorgan Chase Bank N.A.) 0.360%, 01/01/2034 (Putable on 05/01/2015) (a)	16,825,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Illinois—continued
$195,000	Elk Grove Village Industrial Development Revenue, Rainbow Fish House, Inc. Project (LOC: JPMorgan Chase Bank N.A.) 0.570%, 05/01/2016 (Putable on 05/07/2015) (a)	$195,000
665,000	Illinois Finance Authority Educational Revenue 1.500%, 09/01/2015	666,097
535,000	Illinois Finance Authority Educational Revenue 2.000%, 09/01/2016	540,099
245,000	Illinois Finance Authority Industrial Development Revenue, Church Road Partnership (LOC: JPMorgan Chase Bank) 0.570%, 10/01/2017 (Putable on 05/07/2015) (a)	245,000
500,000	Illinois Finance Authority Revenue, Lifespace Communities—Series A 2.000%, 05/15/2016	506,955
500,000	Illinois Finance Authority Revenue, Silver Cross Hospital & Medical 5.000%, 08/15/2015	505,895
250,000	Illinois Finance Authority Revenue, Silver Cross Hospital & Medical 5.000%, 08/15/2016	262,562
150,000	Plano Special Service Areas No 1 & 2, Special Tax Refunding (CS: Assured Guaranty Municipal) 2.000%, 03/01/2016	152,105
4,400,000	Springfield Airport Authority, Allied-Signal, Inc. Project 5.000%, 09/01/2018 (Putable on 05/06/2015) (a)	4,400,000
2,550,000	State of Illinois 5.000%, 01/01/2018	2,616,274
1,000,000	State of Illinois, General Obligation Refunding Bond 5.000%, 08/01/2015	1,010,750
300,000	Village of Broadview—Series A 3.000%, 12/01/2015	303,933
245,000	Village of Hanover Park Industrial Development Revenue, Spectra-Tech, Inc. Project (LOC: BMO Harris Bank N.A.) 0.580%, 08/01/2017 (Putable on 05/07/2015) (a)	245,000
250,000	Village of Romeoville Revenue, Lewis University Project 3.000%, 10/01/2015	252,385
		93,655,927
Indiana—9.1%
470,000	City of South Bend Economic Development Revenue, Dynamic R.E.H.C., Inc. Project (LOC: KeyBank N.A.) 0.700%, 09/01/2020 (Putable on 05/06/2015) (a)	470,000
Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Indiana—continued
$500,000	County of Knox Economic Development Revenue 3.000%, 04/01/2016	$507,305
350,000	Gary Chicago International Airport Authority Revenue 5.000%, 02/01/2016	358,726
400,000	Gary Chicago International Airport Authority Revenue 5.000%, 02/01/2017	421,876
150,000	Indiana Finance Authority 2.000%, 03/01/2016	151,212
6,000,000	Indiana Finance Authority Economic Development Revenue, Republic Services, Inc. Project—Series A 0.400%, 05/01/2034 (Putable on 06/01/2015) (a)	5,999,940
6,435,000	Indiana Finance Authority Environmental Improvement Revenue, Mittal Steel U.S.A., Inc. Project (LOC: Banco Bilbao Vizcaya Argentaria) 0.560%, 08/01/2030 (Putable on 05/06/2015) (a)	6,435,000
59,415,000	Indiana Finance Authority, Multifamily HSG Revenue (LIQ FAC: CitiGroup) 1.000%, 10/26/2017 (Putable on 05/07/2015) (a)	59,415,000
10,600,000	State Development Finance Authority, Environmental Revenue, PSI Energy, Inc. Projects—Series A (CS: Duke Energy Indiana Inc.) 0.380%, 12/01/2038 (Putable on 05/06/2015) (a)	10,600,000
4,000,000	State Finance Authority Economic Development Revenue, Republic Services, Inc. Project 0.400%, 12/01/2037 (Putable on 06/01/2015) (a)	3,999,960
		88,359,019
Iowa—0.2%
1,090,000	Iowa Finance Authority Revenue, Pella Regional Health Center Project 5.000%, 12/01/2017	1,159,607
1,000,000	State Higher Education Loan Authority, University Dubuque—Series A 2.000%, 05/14/2015	1,000,480
		2,160,087
Kansas—0.2%
1,000,000	City of Dodge City Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.150%, 03/01/2027 (Putable on 05/07/2015) (a)	1,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Kansas—continued
$1,000,000	City of Liberal KS Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.150%, 02/01/2029 (Putable on 05/07/2015) (a)	$1,000,000
		2,000,000
Kentucky—2.7%
3,000,000	City of Somerset, General Obligation Note 1.250%, 10/01/2016	2,997,900
17,995,000	County of Carroll, Kentucky Utilities Project 0.250%, 05/21/2015	17,995,000
5,500,000	Pulaski County Solid Waste Disposal Revenue, National Rural Utilities—East Kentucky Power—Series B 0.450%, 08/15/2023 (Putable on 08/15/2015) (a)	5,500,000
		26,492,900
Louisiana—3.6%
6,300,000	East Baton Rouge Parish Industrial Development Board Solid Waste Disposal, Georgia Pacific Corp. Project (LOC: Georgia-Pacific LLC) 0.360%, 06/01/2029 (Putable on 05/06/2015) (a)(b)	6,300,000
4,100,000	Jefferson Parish Industrial Development Board Revenue, Variable Rate Demand Revenue Bonds Sara Lee Corp. Project 0.400%, 06/01/2024 (Putable on 05/01/2015) (a)	4,100,000
1,835,000	Louisiana Housing Finance Agency Revenue, Multifamily Housing Restoration—Series A (LOC: Regions Bank) 0.400%, 12/01/2032 (Putable on 05/07/2015) (a)	1,835,000
530,000	Louisiana Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Series B (LOC: Capital One Bank NA) 0.620%, 07/01/2033 (Putable on 05/07/2015) (a)	530,000
1,465,000	North Webster Parish Industrial Development Revenue, CSP Project (LOC: Regions Bank) 2.050%, 09/01/2021 (Putable on 05/07/2015) (a)	1,465,000
900,000	Ouachita Parish Industrial Development Board, Garrett Manufacturing LLC (LOC: Regions Bank) 0.480%, 12/01/2016 (Putable on 05/07/2015) (a)	900,000
Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Louisiana—continued
$20,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project—Series A (LOC: Wells Fargo Bank N.A.) 0.470%, 03/15/2025 (Putable on 03/16/2016) (a)	$20,000,000
		35,130,000
Massachusetts—0.2%
1,165,000	Massachusetts Development Finance Agency 3.000%, 09/01/2016	1,188,708
1,000,000	Massachusetts Development Finance Agency, Waste Management, Inc.—Series B 2.125%, 12/01/2029 (Putable on 12/01/2015) (a)	1,009,670
		2,198,378
Michigan—3.7%
7,900,000	City of Detroit Sewage Disposal System Revenue, Senior Lien—Series 1182 (CS: Assured Guaranty; LOC: Rabobank, Int.) 1.010%, 07/01/2029 (Putable on 05/07/2015) (a)(b)	7,900,000
3,000,000	Detroit City School District, Refunding School Building and Site Improvement—Series A (CS: Assured Guaranty Municipal) 5.000%, 05/01/2016	3,000,000
3,500,000	Grand Rapids Downtown Development Authority, Capital Appreciation 0.00%, 06/01/2015 (Putable on 06/01/2015) (a)	3,497,865
1,500,000	Michigan Finance Authority Revenue—Series 25-A 5.000%, 11/01/2015	1,530,675
10,400,000	Michigan Finance Authority Revenue, Detroit School District—Series E 2.850%, 08/20/2015	10,442,016
1,700,000	Michigan Finance Authority Revenue, School District of City of Detroit 5.000%, 06/01/2015	1,704,998
1,600,000	Michigan Finance Authority Revenue, School District of City of Detroit 5.000%, 06/01/2016	1,654,800
6,605,000	Michigan Finance Authority Revenue, School District of City of Detroit—Series A 3.000%, 05/01/2016	6,753,150
		36,483,504

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Mississippi—9.8%
$68,000,000	Mississippi Business Finance Corp. Revenue, PSL—North America LLC Project—Series A (LOC: ICICI Bank) 2.650%, 11/01/2032 (Putable on 05/07/2015) (a)	$68,000,000
6,495,000	Mississippi Business Finance Corp., Hattiesburg Clinic Professional Association Project (LOC: Regions Bank) 0.350%, 11/01/2026 (Putable on 05/07/2015) (a)	6,495,000
4,320,000	Mississippi Business Finance Corp., Tri-State Truck Center, Inc. Project (LOC: Regions Bank) 0.360%, 03/01/2033 (Putable on 05/07/2015) (a)	4,320,000
2,175,000	Mississippi Hospital Equipment & Facilities Authority Revenue, Baptist Member Health—Series B2 0.500%, 09/01/2018 (Putable on 07/09/2015) (a)	2,175,109
14,500,000	Mississippi Hospital Equipment & Facilities Authority Revenue, Baptist Member Health—Series B2 0.500%, 09/01/2022 (Putable on 07/09/2015) (a)	14,499,420
		95,489,529
Missouri—0.2%
1,125,000	City of Riverside Industrial Development Authority, Tax Increment Refunding Revenue Bonds 2.000%, 05/01/2015	1,125,000
` 405,000	Joplin Industrial Development Authority Revenue, Refunding Freeman Health System 2.000%, 02/15/2016	409,107
		1,534,107
Montana—0.8%
8,000,000	City of Livingston, Revenue Anticipation Notes, Livingston Healthcare Project—Series 2013 2.000%, 12/01/2015	8,001,040
Nevada—0.3%
2,400,000	Las Vegas Valley Water District, Water Improvement—Series B (SPA: Dexia Credit Local) 0.250%, 06/01/2036 (Putable on 05/01/2015) (a)	2,400,000
New Hampshire—0.2%
955,000	New Hampshire Business Finance Authority Revenue, Pennichuck Water Works, Inc. Project—Series A 3.000%, 01/01/2016	968,895
995,000	New Hampshire Business Finance Authority Revenue, Pennichuck Water Works, Inc. Project—Series A 4.000%, 01/01/2017	1,041,526
		2,010,421
Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey—8.9%
$3,830,000	Casino Reinvestment Development Authority—Series A (CS: NATL-RE) 5.000%, 06/01/2016	$3,840,303
500,000	Casino Reinvestment Development Authority—Series D 4.000%, 11/01/2016	518,710
3,500,000	Cedar Grove Township School District, Prommisory Notes 1.000%, 07/30/2015	3,502,625
14,834,000	City of Newark Tax Anticipation Notes —Series A 1.750%, 02/19/2016	14,877,019
7,000,000	City of Newark, Bond Anticipation Notes, General Improvement— Series B (SPA: Dexia Credit Local) 1.750%, 06/24/2015	7,006,230
2,765,000	City of Newark, General Obligation Notes 1.750%, 12/08/2015	2,773,793
1,120,000	City of Newark, School Promissory Notes—Series C 1.750%, 06/24/2015	1,120,997
5,836,000	City of Paterson, General Obligation Notes 1.500%, 06/03/2015	5,839,793
200,000	Gloucester County Improvement Authority Revenue, Rowan University—Series B 1.500%, 07/01/2015	200,380
36,300,000	New Jersey Economic Development Authority Revenue, Port Newark Container Terminal LLC Project— Series-B (LOC: Sovereign Bank N.A.) 0.750%, 07/01/2030 (Putable on 05/06/2015) (a)	36,300,000
3,150,000	New Jersey Economic Development Authority Solid Waste Facilities Revenue, Waste Management— Series A 0.550%, 06/01/2015	3,149,905
480,000	New Jersey Health Care Facilities Financing Authority Revenue, Barnabas Health—Series A 4.000%, 07/01/2015	482,798
835,000	South Jersey Port Corp., Marine Terminal Revenue—Series P-2 4.000%, 01/01/2016	851,600
625,000	South Jersey Port Corp., Marine Terminal Revenue—Series Q 3.000%, 01/01/2016	633,350
5,932,578	Township of Irvington, General Obligation Notes 2.125%, 06/19/2015	5,936,197
		87,033,700

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—10.0%
$100,000	Build NYC Resource Corp., Revenue Refunding Bonds, Methodist Hospital Project 5.000%, 07/01/2015	$100,745
3,000,000	City of Elmira, Revenue Anticipation Notes 1.250%, 05/28/2015	3,000,960
410,000	City of Long Beach—Series A 2.000%, 11/15/2015	412,866
2,075,000	City of Long Beach, Revenue Anticipation Notes—Series A 1.500%, 09/18/2015	2,078,258
1,745,000	City of Long Beach, Revenue Anticipation Notes—Series B 1.500%, 09/18/2015	1,748,717
4,833,574	City of Poughkeepsie 1.500%, 07/14/2015	4,837,054
1,530,000	City of Yonkers General Obligation Bond—Series A 4.000%, 07/01/2015	1,539,272
1,000,000	City of Yonkers General Obligation Bond—Series C 4.000%, 08/15/2015	1,010,350
5,000,000	Nassau Health Care Corp., Revenue Anticipation Notes 2.250%, 01/15/2016	5,035,400
430,000	New York City Industrial Development Agency, Allway Tools, Inc. (LOC: Citibank N.A.) 0.760%, 08/01/2017 (Putable on 05/07/2015) (a)	430,000
2,560,000	Niagara Falls City School District 1.000%, 06/15/2015	2,561,101
3,475,000	Niagara Falls City School District 2.000%, 06/15/2016	3,512,912
300,000	Otsego County Capital Resource Corp. 3.000%, 10/01/2016	307,629
500,000	Rockland County, General Obligation Bond 5.000%, 03/01/2016	516,580
15,000,000	Rockland County, Tax Anticipation Notes 2.000%, 03/16/2016	15,169,350
10,000,000	Saint Lawrence County, Revenue Anticipation Notes 1.500%, 08/28/2015	10,019,200
29,000,000	Suffolk County, Tax Anticipation Notes 2.000%, 07/30/2015	29,111,360
10,500,000	Town of Ramapo, Bond Anticipation Notes—Series B 4.000%, 05/27/2015 (b)	10,517,220
5,000,000	Utica School District, Bond Anticipation Notes 1.000%, 07/23/2015	5,002,700
500,000	Westchester Tobacco Asset Securitization Corp. 5.000%, 06/01/2026	500,545
		97,412,219
Principal Amount	Security Description	Value

Municipal Bonds—continued
North Dakota—0.2%
$1,375,000	Ward County Healthcare Revenue, Trinity Obligated Group 5.250%, 07/01/2016	$1,433,988
Ohio—1.9%
7,170,000	Columbus Regional Airport Authority Revenue, West Bay Apartments Project (LOC: Sovereign Bank N.A.) 0.870%, 12/01/2034 (Putable on 05/07/2015) (a)	7,170,000
2,400,000	Ohio Water Development Authority, FirstEnergy Generation Project—Series A 2.250%, 08/01/2029 (Putable on 09/15/2016) (a)	2,435,544
9,000,000	Ohio Water Development Authority, Solid Waste Revenue, Waste Management Project 2.250%, 11/01/2022 (Putable on 11/02/2015) (a)	9,083,070
		18,688,614
Oklahoma—0.2%
710,000	Comanche County Hospital Authority Revenue 5.000%, 07/01/2016	740,693
500,000	Tulsa Airports Improvement Trust Revenue—Series A 3.000%, 06/01/2016	510,850
400,000	Tulsa Airports Improvement Trust Revenue—Series B 2.000%, 06/01/2015	400,420
300,000	Tulsa Airports Improvement Trust Revenue—Series B 3.000%, 06/01/2016	306,510
100,000	Tulsa Airports Improvement Trust Revenue—Series D 2.000%, 06/01/2015	100,112
		2,058,585
Oregon—1.8%
460,000	City of Forest Grove Oregon, Pacific University 3.000%, 05/01/2016	469,766
250,000	City of Forest Grove Oregon, Pacific University 3.000%, 05/01/2017	258,767
7,475,000	Gilliam County, Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series A 0.075%, 08/01/2025 (Putable on 05/01/2016) (a)(b)	7,475,000
9,000,000	State of Oregon Revenue, Adjustable Refunding, Georgia-Pacific Corp. Project 0.360%, 12/01/2025 (Putable on 05/01/2015) (a)	9,000,000
		17,203,533

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—2.4%
$3,000,000	Beaver County Industrial Development Authority Revenue, FirstEnergy Generation Project—Series A 2.200%, 01/01/2035 (Putable on 07/01/2016) (a)	$3,036,030
5,000,000	Beaver County Industrial Development Authority, Refunding Pollution Control, FirstEnergy Generation Project—Series B 2.500%, 12/01/2041 (Putable on 06/01/2017) (a)	5,096,650
170,000	Clarion County Industrial Development Authority Revenue, Clarion University Foundation, Inc. Housing Project—Series D 3.000%, 07/01/2015	170,617
435,000	Clarion County Industrial Development Authority Revenue, Clarion University Foundation, Inc. Housing Project—Series D 3.000%, 07/01/2016	444,561
200,000	Dallas Area Municipal Authority, University Revenue, Misericordia University Project—Series 2014 4.000%, 05/01/2016	206,250
3,670,000	Pennsylvania Economic Development Financing Authority, First Energy Generation LLC—Series A 3.375%, 12/01/2040 (Putable on 07/01/2015) (a)	3,684,570
8,000,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. 0.370%, 08/01/2045 (Putable on 05/01/2015) (a)	8,000,000
2,000,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. 1.750%, 12/01/2033 (Putable on 12/01/2015) (a)	2,012,340
200,000	West Shore Area Authority Revenue, Messiah Village Project—Series A 1.000%, 07/01/2015	200,026
195,000	West Shore Area Authority Revenue, Messiah Village Project—Series A 2.000%, 07/01/2016	196,716
		23,047,760
Puerto Rico—2.3%
120,000	Commonwealth of Puerto Rico— Series A (CS: Assured Guaranty Municipal) 4.000%, 07/01/2016	121,966
500,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2017	521,340
Principal Amount	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$820,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: NATL-RE) 5.500%, 07/01/2016	$847,339
2,590,000	Commonwealth of Puerto Rico, Public Improvement Bonds (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	2,727,399
670,000	Commonwealth of Puerto Rico, Public Improvement Bonds— Series A (CS: NATL-RE) 5.500%, 07/01/2017	704,110
8,250,000	Government Development Bank for Puerto Rico Revenue (CS: NATL-RE) 4.750%, 12/01/2015 (a)	8,294,467
1,725,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien—Series A 5.000%, 07/01/2016	1,782,580
450,000	Puerto Rico Electric Power Authority—Series KK (CS: NATL-RE) 5.500%, 07/01/2015	452,700
250,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RE) 5.000%, 07/01/2017	250,933
140,000	Puerto Rico Electric Power Authority Revenue—Series LL (CS: NATL-RE) 5.500%, 07/01/2017	147,994
1,100,000	Puerto Rico Highways & Transportation Authority Revenue—Series E (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	1,156,936
250,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Revenue, Universidad Sacred Heart Project 4.000%, 10/01/2015	250,688
550,000	Puerto Rico Municipal Finance Agency—Series A (CS: Assured Guaranty Municipal) 5.000%, 08/01/2016	554,020
4,835,000	University of Puerto Rico Revenue—Series Q 5.000%, 06/01/2015	4,733,175
		22,545,647
Rhode Island—0.7%
5,000,000	City of East Providence, Tax Anticipation Notes 1.500%, 07/30/2015	5,013,050
500,000	Providence Redevelopment Agency Revenue—Series A 3.000%, 04/01/2017	516,805

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Rhode Island—continued
$900,000	Rhode Island Health & Educational Building Corp. Revenue, Hospital Financing Revenue, Lifespan Obligated Group Issue—Series A (CS: Assured Guaranty Municipal) 5.000%, 05/15/2015	$901,593
		6,431,448
South Carolina—0.0% (c)
245,000	South Carolina Jobs-Economic Development Authority, Refunding Revenue, FMU Student Housing LLC-Francis Marion—Series A 3.000%, 08/01/2015	246,080
Tennessee—1.9%
16,000,000	Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. of Tennessee Project 0.370%, 07/02/2035 (Putable on 05/01/2015) (a)	16,000,000
2,100,000	Union City Industrial Development Board, Industrial Development Revenue, Kohler Co. Project (LOC: Wells Fargo Bank N.A.) 0.290%, 10/01/2020 (Putable on 05/07/2015) (a)	2,100,000
		18,100,000
Texas—3.0%
1,300,000	Angelina & Neches River Authority Revenue, REF-International Paper Co.—Series A 5.375%, 05/01/2015	1,300,000
3,000,000	Central Texas Regional Mobility Authority, Revenue Refunding Bonds—Series B 3.000%, 01/01/2045 (Putable on 01/04/2016) (a)	3,010,770
570,000	Hidalgo County Health Services Corp., Hospital Revenue, Mission Hospital, Inc.—Series 2008 5.000%, 08/15/2016	595,142
1,655,000	Lower Colorado River Authority Revenue, Unrefunded—Series A 5.000%, 05/15/2015	1,658,062
3,000,000	Port of Port Arthur Navigation District Revenue, Motiva Enterprises LLC—Series B 0.400%, 04/01/2040 (Putable on 05/01/2015) (a)	3,000,000
1,020,000	Port of Port Arthur Navigation District Revenue, Motiva Enterprises LLC—Series C 0.400%, 04/01/2040 (Putable on 05/01/2015) (a)	1,020,000
2,000,000	Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue—Series 2012 (CS: Macquarie Group Ltd) 5.000%, 12/15/2015	2,053,960
Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$12,700,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series A (LOC: Compass Bank) 0.350%, 06/01/2038 (Putable on 05/07/2015) (a)	$12,700,000
3,990,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series B (LOC: Compass Bank) 0.350%, 06/01/2031 (Putable on 05/07/2015) (a)	3,990,000
		29,327,934
Utah—0.0% (c)
240,000	Salt County Lake Revenue, Westminster College 2.000%, 10/01/2016	242,758
Virgin Islands—0.2%
300,000	Virgin Islands Port Authority Revenue, Refunding Bonds—Series A 4.000%, 09/01/2015	303,174
1,280,000	Virgin Islands Public Finance Authority, Revenue Bonds—Series A 5.000%, 10/01/2015	1,300,390
		1,603,564
Virginia—2.5%
19,500,000	Campbell County Industrial Development Authority Solid Waste Disposal Facility Revenue, Georgia Pacific Corp. Project (CS: Georgia—Pacific LLC) 0.360%, 12/01/2019 (Putable on 05/06/2015) (a)(b)	19,500,000
5,000,000	King George County Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series A 0.700%, 06/01/2023 (Putable on 05/01/2016) (a)	5,000,000
		24,500,000
Washington—0.3%
1,400,000	Washington Economic Development Finance Authority, Belina Interiors, Inc.—Series E (LOC: KeyBank N.A.) 0.610%, 08/01/2033 (Putable on 05/07/2015) (a)	1,400,000
1,110,000	Washington Economic Development Finance Authority, Belina Interiors, Inc.—Series F (LOC: KeyBank N.A.) 0.610%, 11/01/2023 (Putable on 05/07/2015) (a)	1,110,000
		2,510,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued

April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
West Virginia—1.1%
$11,100,000	Fayette County Commission Solid Waste Disposal Facility, Georgia Pacific Corp. (LOC: Georgia-Pacific LLC) 0.360%, 05/01/2018 (Putable on 05/06/2015) (a)(b)	$11,100,000
Wisconsin—0.8%
2,305,000	City of Baraboo, Industrial Development Revenue, Series 2007, Teel Plastics, Inc. Project (LOC: BMO Harris Bank N.A.) 0.480%, 11/01/2042 (Putable on 05/07/2015) (a)	2,305,000
1,785,000	Mequon Industrial Development Revenue, SPI Lighting (LOC: BMO Harris Bank N.A.) 0.480%, 12/01/2023 (Putable on 05/07/2015) (a)	1,785,000
500,000	Milwaukee Redevelopment Authority Revenue, Kubin Nicholson Corp. Project—Series A (LOC: BMO Harris Bank N.A.) 0.480%, 08/01/2020 (Putable on 05/07/2015) (a)	500,000
2,720,000	Village of Menomonee Falls Industrial Development Revenue, AJ Die—Namics Project (LOC: BMO Harris Bank N.A.) 0.480%, 11/01/2036 (Putable on 05/07/2015) (a)	2,720,000
245,000	Wisconsin Health & Educational Facilities Authority Revenue, Fort Healthcare, Inc. Obligation 4.000%, 05/01/2016	252,411
		7,562,411
Principal Amount	Security Description	Value

Municipal Bonds—continued
Wyoming—0.3%
$2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.—Series A 0.750%, 06/01/2024 (Putable on 05/06/2015) (a)	$2,855,000
	Total Municipal Bonds (Cost $999,585,832)	999,852,621

Shares
Money Market Funds—0.0% (c)
38,289	BlackRock Liquidity Funds: MuniCash Portfolio, 0.01%	38,289
	Total Money Market Funds (Cost $38,289)	38,289

Principal Amount
Short-Term Investments—0.2%
$2,200,000	New Hampshire State Business Financial Authority, 0.32%	2,200,000
	Total Short-Term Investments (Cost $2,200,000)	2,200,000

Total Investments (Cost $1,001,824,121)—102.9%		1,002,090,910
Liabilities in Excess of Other Assets—(2.9)%		(27,959,434)
TOTAL NET ASSETS 100.0%		$974,131,476

Percentages are stated as a percent of net assets.

(a) Variable Rate Security—The rate reported is the rate in effect as of April 30, 2015.
(b) Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 16.3% of the Fund’s net assets.
(c) Amount is less than 0.05%.
AMBAC—American Municipal Bond Assurance Corp.
ARN—Auction Rate Note
CS—Credit Support
CSP—Continental Structural Plastics
LIQ FAC—Liquidity Facility
NATL-RE—Reinsurance provided by National Public Finance Guarantee Corp.
SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—99.6%
Alabama—10.4%
$250,000	Alabama Industrial Development Solid Waste Disposal Revenue (CS: OfficeMax, Inc.) 6.450%, 12/01/2023 (a)	$250,993
850,000	Health Care Authority for Baptist Health Revenue—Series D 5.000%, 11/15/2021 (a)	868,853
250,000	Jefferson County Ltd. Obligation School Warrants—Series A 5.250%, 01/01/2017	253,432
2,855,000	Jefferson County Revenue—Series A 4.750%, 01/01/2025	2,869,218
160,000	Jefferson County, Capital Improvement Warrants—Series A (CS: NATL-RE) 5.000%, 04/01/2023 (a)	160,048
		4,402,544
Arizona—1.5%
200,000	Industrial Development Authority of the City of Phoenix Revenue, Refunding Basis School, Inc. (CS: Basis School, Inc.) 3.000%, 07/01/2020	200,566
200,000	Phoenix Industrial Development Authority Revenue, AZ GFF Tiyan LLC (Guam annual appropriation) 5.000%, 02/01/2018	210,570
200,000	Phoenix Industrial Development Authority Revenue, Legacy Traditional Schools Project—Series A 4.750%, 07/01/2019 (b)	212,286
		623,422
California—6.3%
250,000	California Municipal Finance Authority Revenue, Julian Charter School Project—Series A (CS: Julian Charter School Project) 5.000%, 03/01/2025 (b)	254,255
135,000	California School Finance Authority, School Facility Revenue, Alta Public Schools Project—Series A 3.400%, 11/01/2015 (b)	136,324
200,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 4.625%, 06/01/2021 (a)	197,444
150,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 5.000%, 06/01/2021 (a)	149,840
500,000	Palomar Pomerado Health Care—Series A, ARN (CS: Assured Guaranty Municipal) 1.750%, 11/01/2036 (c)	500,000
600,000	Palomar Pomerado Health Care—Series B, ARN (CS: Assured Guaranty Municipal) 1.800%, 11/01/2036 (c)	600,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
California—continued
$775,000	Palomar Pomerado Health Care—Series C, ARN (CS: Assured Guaranty Municipal) 1.800%, 11/01/2036 (c)	$775,000
50,000	Riverside County Public Financing Authority, Redevelopment Project—Series A (CS: XLCA) 5.000%, 10/01/2015	50,130
		2,662,993
Colorado—0.6%
250,000	Colorado Health Facilities Authority Revenue, Covenant Retirement Communities, Inc. —Series B 3.150%, 12/01/2018	252,440
District of Columbia—0.7%
275,000	District of Columbia Revenue—Series A 5.250%, 10/01/2022	305,110
Florida—5.2%
250,000	Capital Trust Agency, Inc. Revenue, First Mortgage Revenue—Silver Creek St. Augustine Project—Series A 6.500%, 01/01/2024 (a)	258,262
170,000	Capital Trust Agency, Inc. Revenue, River City Education Services, Inc. Project—Series A (CS: River City Education Services, Inc. Project) 4.625%, 02/01/2025 (a)	169,395
100,000	Celebration Pointe Community Development District No.1, Special Assessment Revenue 4.750%, 05/01/2024	104,310
200,000	City of Atlantic Beach, Health Care Facilities Revenue Naval CCRC—Series A 5.000%, 11/15/2021 (a)	226,210
200,000	City Of Tampa, Solid Waste System Revenue (CS: Assured Guaranty Municipal) 5.000%, 10/01/2020	229,378
300,000	Collier County Industrial Development Authority CCRC, Arlington of Naples Project—Series B-1 6.875%, 05/15/2021 (b)	303,357
100,000	Florida Development Finance Corp., Educational Facilities Revenue Bonds, Miami Arts Charter School Project—Series A 5.000%, 06/15/2024 (a)(b)	100,358
400,000	Palm Beach County Health Facilities Authority Revenue, Sinai Residences Boca Raton Project—Series C 6.000%, 06/01/2021 (a)	433,988

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$290,000	State Development Finance Corp. Revenue, Tuscan Isle Obligated Group—Series A 6.500%, 06/01/2025 (b)	$292,268
100,000	Village Community Development District #11, Special Assessment Revenue 3.250%, 05/01/2019	100,265
		2,217,791
Guam—0.7%
250,000	Guam International Airport Authority Revenue—Series C 5.000%, 10/01/2021 (a)	284,910
Idaho—0.9%
360,000	Idaho Health Facilities Authority Revenue, The Terraces Boise Project—Series B-2 6.000%, 10/01/2021 (a)	361,548
Illinois—6.4%
155,000	Chicago Board of Education, Dedicated Revenues (CS: Assured Guaranty Municipal) 5.000%, 12/01/2022 (a)	162,341
200,000	Chicago Board of Education, Refunding —Series G 4.110%, 03/01/2032 (Putable on 03/01/2017) (c)	201,130
150,000	City of Chicago—Series A 4.000%, 01/01/2019	155,415
210,000	City of Chicago—Series A 4.000%, 01/01/2020 (a)	214,131
100,000	City of Chicago, General Obligation 5.000%, 12/01/2024 (a)	102,752
200,000	Illinois Finance Authority Educational Facility Revenue, Senior Rogers Park Montessori School Project 5.000%, 02/01/2024 (a)	202,490
150,000	Southwestern Development Authority Revenue, Memorial Group, Inc. 5.750%, 11/01/2019	167,058
50,000	State of Illinois, General Obligation Refunding Bond 5.000%, 08/01/2021 (a)	55,830
1,090,000	State of Illinois, General Obligation Refunding Bond—Series A (CS: NATL-RE) 5.250%, 10/01/2015 (a)	1,094,022
180,000	Stephenson County Revenue (CS: AMBAC) 4.500%, 12/01/2020	184,030
160,000	Village of Maywood 3.000%, 01/01/2016	160,712
		2,699,911
Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—5.4%
$100,000	City of Anderson, Economic Development Revenue Refunding & Improvement, Anderson University Project 5.000%, 10/01/2024	$101,026
185,000	City of Anderson, Economic Development Revenue, University Project 4.750%, 10/01/2021	185,074
250,000	City of Valparaiso Exempt Facilities Revenue, Pratt Paper LLC Project 5.875%, 01/01/2024 (a)	288,145
1,000,000	Hammond Local Public Improvement Bond Bank—Series B 3.250%, 05/01/2016	1,000,010
350,000	Indiana Finance Authority Environmental Revenue, Refunding-Improvement, United States Steel Corp. 6.000%, 12/01/2026 (a)	384,363
225,000	Indiana Finance Authority Revenue, King’s Daughters Hospital & Health Services 5.000%, 08/15/2020	256,657
50,000	Indiana Finance Authority Revenue, U.S. Steel Corp. 6.000%, 12/01/2019	55,775
		2,271,050
Iowa—2.5%
100,000	City of Coralville, Certificate of Participation—Series D 5.250%, 06/01/2022 (a)	100,846
350,000	Iowa Finance Authority, Midwestern Disaster Area Revenue, Iowa Fert. Co. 5.000%, 12/01/2019 (a)	378,759
600,000	Iowa Higher Education Loan Authority Revenue, Wartburg College Project 2.500%, 10/01/2020	593,994
		1,073,599
Kansas—2.2%
150,000	Kansas Independent College Finance Authority, Bethany College—Series A 5.000%, 05/01/2015	150,000
100,000	Kansas Independent College Finance Authority, Central Christian College—Series B 5.000%, 05/01/2015	100,000
200,000	Kansas Independent College Finance Authority, Ottawa University—Series C 4.600%, 05/01/2015	200,000
260,000	Overland Park Development Corp. Revenue, Second Tier Convention Center Hotel—Series B (CS: AMBAC) 5.125%, 01/01/2022 (a)	265,296

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kansas—continued
$200,000	Wichita Health Care Facilities Revenue, Temps-80-Presbyterian Manors—Series IV-B-1 4.250%, 11/15/2021 (a)	$200,350
		915,646
Louisiana—1.2%
250,000	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue—Series A (CS: St James Place Of Baton) 5.500%, 11/15/2025	254,640
250,000	Parish of St. Charles, Gulf Opportunity Zone Revenue, Valero Energy Corp. 4.000%, 12/01/2040 (Putable on 06/01/2022) (a)(c)	268,293
		522,933
Maryland—2.7%
110,000	Anne Arundel County, Consolidated Special Taxing District Bonds, Villages at Two Rivers Project 4.200%, 07/01/2024 (a)	112,575
500,000	City of Westminster, Lutheran Village at Miller’s Grant, Inc.— Series C 4.375%, 07/01/2021 (a)	514,245
500,000	City of Westminster, Lutheran Village at Miller’s Grant, Inc.— Series D 3.875%, 07/01/2019	513,805
		1,140,625
Massachusetts—1.5%
112,000	Massachusetts Development Finance Agency Revenue, North Hills Communities—Series B-3 4.000%, 11/15/2017 (b)	112,120
450,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.000%, 01/01/2021 (a)	450,166
30,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2017	30,032
50,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2022 (a)	50,030
		642,348
Michigan—5.3%
125,000	Charyl Stockwell Academy Revenue 4.875%, 10/01/2023	124,356
Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$280,000	City of Detroit, Sewage Disposal System Revenue—Series B (CS: NATL-RE) 5.000%, 07/01/2015	$281,929
230,000	City of Detroit, Sewage Disposal System Revenue—Series B (CS: NATL-RE) 5.500%, 07/01/2015	231,771
100,000	City of Detroit, Water Supply System Revenue—Series A (CS: NATL-RE) 6.000%, 07/01/2015	100,851
385,000	Jackson College Dormitories, College Housing Revenue 5.000%, 05/01/2021	382,055
575,000	Michigan Finance Authority Revenue, Detroit School District—Series E 2.850%, 08/20/2015	577,323
200,000	Michigan Strategic Fund Revenue, United Methodist Retirement Communities, Inc. Project 5.125%, 11/15/2025 (a)	208,804
390,000	Michigan Tobacco Settlement Finance Authority Revenue— Series A 5.125%, 06/01/2022 (a)	349,733
		2,256,822
Minnesota—1.1%
145,000	City of Hugo, Charter School Lease Revenue, Noble Academy Project—Series A 4.000%, 07/01/2020	154,660
300,000	City of Oak Park Heights, Nursing Home Revenue, Boutwells Landing Care Center Project 4.000%, 02/01/2020	314,097
		468,757
Nevada—0.6%
250,000	City of North Las Vegas, Refunding Bonds, Water and Sewer System—Series B 4.000%, 08/01/2017	250,060
New Hampshire—0.6%
250,000	New Hampshire Business Finance Authority Revenue, Casella Waste Systems, Inc. Project 4.000%, 04/01/2029 (Putable on 10/01/2019) (b)(c)	252,510
New Jersey—4.0%
415,000	Atlantic City Municipal Utilities Authority, Refunding Water System—Series 2007 (CS: AMBAC) 4.000%, 06/01/2018	415,564
55,000	New Jersey Economic Development Authority Revenue, Continental Airlines, Inc. Project 5.500%, 04/01/2028	55,173

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey—continued
$500,000	New Jersey Economic Development Authority Revenue, Lions Gate Project—Series 2014 4.375%, 01/01/2024 (a)	$509,110
125,000	New Jersey Economic Development Authority Revenue, Private Activity-The Goethals Bridge Replacement Project 5.250%, 01/01/2025 (a)	144,849
100,000	New Jersey Economic Development Authority, Charter School Revenue, Greater Brunswick Charter School Project—Series A 4.750%, 08/01/2024 (a)(b)	102,246
450,000	New Jersey Tobacco Settlement Financing Corp. Revenue— Series A 4.500%, 06/01/2023 (a)	451,665
5,000	Tobacco Settlement Financing Corp. Revenue—Series 1-A 4.625%, 06/01/2026	4,813
		1,683,420
New York—5.5%
600,000	Nassau County Tobacco Settlement Corp. Revenue, Asset Brookfield—Series A-2 5.250%, 06/01/2026 (a)	594,780
100,000	New York City Industrial Development Agency Revenue, American Airlines, Inc. 7.500%, 08/01/2016	104,478
300,000	New York State Dormitory Authority Revenue, Orange Regional Medical Center 6.000%, 12/01/2016	320,604
100,000	New York State Dormitory Authority, Pace University— Series A 4.000%, 05/01/2016	102,345
440,000	New York State Dormitory Authority, Yeshiva University— Series A 5.000%, 11/01/2018	468,340
100,000	Onondaga Civic Development Corp. Revenue, St Joseph’s Hospital Health Center Project—Series A 4.625%, 07/01/2022 (a)	106,664
100,000	Onondaga Civic Development Corp. Revenue, St Joseph’s Hospital Health Center Project—Series A 5.000%, 07/01/2019	109,881
225,000	Town of Ramapo, Bond Anticipation Notes—Series B 4.000%, 05/27/2015 (a)(b)	225,369
300,000	TSASC, Inc.—Series 1 5.000%, 06/01/2026 (a)	301,854
		2,334,315
Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—5.3%
$710,000	Buckeye Tobacco Settlement Financing Authority Revenue— Series A 5.125%, 06/01/2024 (a)	$601,661
100,000	Buckeye Tobacco Settlement Financing Authority Revenue— Series A-2 5.375%, 06/01/2024	86,070
400,000	City of Cleveland, Airport Special Revenue, Continental Airlines, Inc. 5.375%, 09/15/2027	401,772
195,000	City of Cleveland, Airport Special Revenue, Continental Airlines, Inc. 5.700%, 12/01/2019	195,642
200,000	Ohio Air Quality Development Authority Revenue, AK Steel Corp. Project 6.750%, 06/01/2024 (a)	207,966
200,000	Ohio Air Quality Development Authority Revenue, Pollution Control, FirstEnergy Nuclear Generation Project—Series C 3.950%, 11/01/2032 (Putable on 05/01/2020) (c)	208,272
265,000	Southeastern Ohio Port Authority Revenue, Refunding & Improvement, Memorial Health System 5.000%, 12/01/2016	276,694
250,000	State Air Quality Development Authority Revenue, REF—US Steel Corp. Project 5.375%, 11/01/2015	253,813
		2,231,890
Oklahoma—0.2%
95,000	Tulsa Industrial Authority Revenue—Series A (CS: NATL-RE) 6.000%, 10/01/2016	99,193
Oregon—0.5%
100,000	Hospital Facilities Authority of Multnomah County Oregon Revenue, Mirabella At South Waterfront Project—Series A 5.000%, 10/01/2019	110,322
100,000	Hospital Facilities Authority of Multnomah County Oregon Revenue, Mirabella At South Waterfront Project—Series A 5.000%, 10/01/2024 (a)	112,015
		222,337
Pennsylvania—2.9%
50,000	Allegheny County Industrial Development Authority Revenue, Environmental Improvement Revenue, US Steel Corp. 6.500%, 05/01/2017	53,645

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—continued
$100,000	Indiana County Hospital Authority Revenue, Regional Medical Center—Series A 5.000%, 06/01/2023 (a)	$112,415
200,000	Pennsylvania Economic Development Financing Authority Revenue, Colver Project—Series F (CS: AMBAC) 5.000%, 12/01/2015	204,644
120,000	Pennsylvania Economic Development Financing Authority Revenue, Colver Project—Series G 5.125%, 12/01/2015	122,873
140,000	Philadelphia Authority for Industrial Development Revenue, Discovery Charter School Project 4.000%, 04/01/2017	139,843
380,000	Philadelphia Hospitals & Higher Education Facilities Authority, Refunding-Temple University Health System—Series B 5.500%, 07/01/2026 (a)	398,210
200,000	Pottsville Hospital Facilities Authority, Schuylkill Health System Project 5.750%, 07/01/2022 (a)	209,444
		1,241,074
Puerto Rico—13.8%
210,000	Commonwealth of Puerto Rico (CS: Assured Guaranty) 5.500%, 07/01/2018	222,758
500,000	Commonwealth of Puerto Rico— Series A (CS: NATL-RE) 5.500%, 07/01/2020	530,530
15,000	Commonwealth of Puerto Rico, General Obligation Bonds (CS: Assured Guaranty Municipal) 5.250%, 07/01/2016	15,458
100,000	Commonwealth of Puerto Rico, General Obligation Bonds (CS: NATL-RE) 6.000%, 07/01/2015	100,657
150,000	Commonwealth of Puerto Rico, General Obligation Bonds (CS: NATL-RE) 6.000%, 07/01/2016	155,850
300,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2017 (a)	312,804
425,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: NATL-RE) 5.500%, 07/01/2016	439,169
150,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: NATL-RE) 5.500%, 07/01/2018	157,782
Principal Amount	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$285,000	Government Development Bank for Puerto Rico Revenue (CS: NATL-RE) 4.750%, 12/01/2015 (a)(c)	$286,536
200,000	Puerto Rico Electric Power Authority Revenue—Series LL (CS: NATL-RE) 5.500%, 07/01/2017	211,420
430,000	Puerto Rico Highways & Transportation Authority Revenue (CS: FGIC) 5.250%, 07/01/2015 (a)	418,635
280,000	Puerto Rico Highways & Transportation Authority Revenue (CS: NATL-RE) 5.500%, 07/01/2015	281,616
5,000	Puerto Rico Highways & Transportation Authority Revenue—Series W (CS: NATL-RE) 5.500%, 07/01/2015	5,029
195,000	Puerto Rico Industrial Development Company Revenue—Series B (CS: NATL-RE) 5.375%, 07/01/2016	195,460
2,395,000	Puerto Rico Infrastructure Financing Authority Revenue—Series C (CS: AMBAC) 5.500%, 07/01/2015	2,403,861
120,000	Puerto Rico Public Buildings Authority Revenue, Government Facilities—Series C 5.750%, 07/01/2018	98,172
		5,835,737
Rhode Island—0.3%
100,000	Rhode Island Health & Educational Building Corp. Revenue, Hospital Financing—Care New England—Series A 5.000%, 09/01/2021 (a)	109,326
South Carolina—0.2%
65,000	South Carolina Jobs—Economic Development Authority Revenue, Palmetto Health 5.000%, 08/01/2019	73,735
Tennessee—0.9%
345,000	Tennessee Energy Acquisition Corp. Revenue—Series A (CS: Goldman Sachs & Co.) 5.250%, 09/01/2018 (a)	383,326
Texas—4.6%
200,000	City of Houston Airport System, United Airlines, Inc. Terminal E Project 4.500%, 07/01/2020	211,966
150,000	City of Houston TX Airport System Revenue—Series C (CS: United Airlines, Inc.) 5.000%, 07/15/2020	160,080

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$300,000	Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue—Series A-1 (CS: Learjet, Inc.) 6.150%, 01/01/2016	$301,119
75,000	Decatur Hospital Authority Revenue, Wise Regional Health System.—Series A 5.000%, 09/01/2023 (a)	83,344
185,000	Harris County Cultural Education Facilities Finance Corp. Revenue, Willow Winds Project—Series A 5.000%, 10/01/2023 (a)	199,097
210,000	Orchard Higher Education Finance Corp. Revenue, Nyos Charter School, Inc.—Series A 4.875%, 02/15/2023	210,097
150,000	Red River Health Facilities Development Corp. Revenue, TEMPS-MRC Crossings Project—Series B-1 6.125%, 11/15/2020	151,669
100,000	Red River Health Facilities Development Corp. Revenue, TEMPS-MSC Crossings Project—Series B-2 5.000%, 11/15/2019	100,163
80,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2022	93,775
50,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2023 (a)	59,143
200,000	Texas Municipal Gas Acquisition & Supply Corp. I Revenue, Sr. Lien—Series D (CS: Merrill Lynch) 6.250%, 12/15/2026 (a)	247,134
100,000	Texas Public Finance Authority, Refunding, Southern University Financing System 5.000%, 11/01/2021 (a)	112,277
		1,929,864
Utah—1.6%
205,000	Utah Charter School Finance Authority Revenue, George Washington Academy—Series A 6.375%, 07/15/2018	215,855
470,000	Utah County Environmental Improvement Revenue, US Corp. Project 5.375%, 11/01/2015	477,167
		693,022
Principal Amount	Security Description	Value

Municipal Bonds—continued
Vermont—1.0%
$400,000	Vermont Student Assistance Corp. Education Loan Revenue—Series A 3.000%, 06/15/2019 (a)	$404,476
Washington—1.5%
205,000	Washington Housing Finance Commission Revenue, Presbyterian Retirement Communities Northwest Project 5.000%, 01/01/2023 (a)	217,376
400,000	Washington Housing Finance Commission, Rockwood Retirement Communities Project—Series B-1 5.875%, 01/01/2021 (b)	400,220
		617,596
Wisconsin—1.5%
200,000	Public Finance Authority Revenue, Church Home Of Hartford 5.000%, 09/01/2025 (b)	212,934
215,000	Public Finance Authority Revenue, Senior Living Rose Villa Project—Series B 4.500%, 11/15/2020	216,752
205,000	Wisconsin Public Finance Authority Revenue, Roseman University of Health Sciences Project 5.000%, 04/01/2022 (a)	211,206
		640,892
	Total Municipal Bonds (Cost $41,398,734)	42,105,222

Shares
Money Market Funds—0.0% (d)
114	Federated Municipal Obligation Fund, 0.01%	114
	Total Money Market Funds (Cost $114)	114
Total Investments (Cost $41,398,848)—99.6%		42,105,336
Other Assets in Excess of Liabilities—0.4%		186,286
TOTAL NET ASSETS 100.0%		$42,291,622

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2015 (Unaudited)

Percentages are stated as a percent of net assets.
(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 6.2% of the Fund’s net assets.
(c)	Variable Rate Security—The rate reported is the rate in effect as of April 30, 2015.
(d)	Amount is less than 0.05%.

AMBAC—American Municipal Bond Assurance Corp.

ARN—Auction Rate Note

CS—Credit Support

FGIC—Federal Guaranty Insurance Co.

NATL-RE—Reinsurance provided by National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2015 (Unaudited)

	Dynamic Dividend Fund	Accelerating Dividend Fund	Financial Services Fund
ASSETS:
Investments, at value(1)	$205,801,645	$9,286,343	$28,255,818
Foreign currencies, at value(2)	20,978	2,252	663
Cash	—	469	—
Receivable from investment securities sold	12,959,170	50,121	440,561
Dividends and interest receivable	1,929,795	20,687	44,653
Receivable from capital shares issued	66,098	321	8,339
Unrealized appreciation on forward currency contracts	1,038,953	—	—
Due from Adviser	4,232	3,617	5,123
Prepaid expenses and other assets	43,214	2,519	11,858
Total assets	221,864,085	9,366,329	28,767,015

LIABILITIES:
Payable for investment securities purchased	8,126,779	888,304	227,852
Payable for distributions to shareholders	301,095	1,572	—
Unrealized depreciation on forward currency contracts	415,014	—	45,633
Payable for capital shares redeemed	404,040	19,266	3,892
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	171,373	6,128	23,282
Line of credit (Note 2)	7,686,006	—	43,134
Distribution fees (Note 5)	6,018	3,095	3,178
Trustee fees	28,254	485	2,823
Other	582,670	16,329	23,716
Total liabilities	17,721,249	935,179	373,510
Net Assets	$204,142,836	$8,431,150	$28,393,505

NET ASSETS REPRESENTED BY:
Paid-in-capital	$1,293,630,445	$7,292,390	$23,769,525
Undistributed net investment income	2,203,538	16,578	54,201
Accumulated net realized gain (loss) from investments and foreign currency transactions	(1,115,763,332)	255,220	2,042,924
Net unrealized appreciation/(depreciation) on:
Investments	23,457,000	866,655	2,572,938
Foreign currency translations	615,185	307	(46,083)
Net Assets	$204,142,836	$8,431,150	$28,393,505

Net asset value
Institutional Class
Net assets	$199,892,584	$6,322,122	$21,912,155
Shares outstanding	49,521,464	394,134	1,584,207
Net asset value, offering price and redemption price per share*	$4.04	$16.04	$13.83
Class A
Net assets	$4,250,252	$2,109,028	$6,481,350
Shares outstanding	1,051,969	131,524	471,589
Net asset value per share	$4.04	$16.04	$13.74
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$4.28	$16.97	$14.54
* If applicable, redemption price per share may be reduced by a redemption fee
(1) Total cost of investments	$182,344,645	$8,419,688	$25,682,880
(2) Cost of foreign currencies	$20,978	$2,252	$951

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2015 (Unaudited)

	Small Cap Fund	Transformations Fund	Equity Income Fund
ASSETS:
Investments, at value(1)	$14,512,284	$9,583,708	$80,941,370
Cash	841	741	311
Receivable from investment securities sold	528,213	—	357,017
Dividends and interest receivable	2,508	3,717	151,227
Receivable from capital shares issued	1,535	80	—
Due from Adviser	5,466	3,512	—
Prepaid expenses and other assets	20,240	6,392	20,630
Total assets	15,071,087	9,598,150	81,470,555

LIABILITIES:
Payable for investment securities purchased	527,993	528,353	601,898
Payable for capital shares redeemed	470	1,248	4,600
Written options contracts, at value(2)	—	—	360
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	12,200	6,983	66,960
Distribution fees (Note 5)	1,312	1,085	9,496
Trustee fees	1,372	822	7,399
Other	23,707	18,249	39,392
Total liabilities	567,054	556,740	730,105
Net Assets	$14,504,033	$9,041,410	$80,740,450

NET ASSETS REPRESENTED BY:
Paid-in-capital	$22,580,979	$6,464,640	$60,804,080
Accumulated net investment loss	(92,103)	(11,609)	(75,121)
Accumulated net realized gain (loss) from investments, foreign currency transactions and written options contracts	(8,949,863)	248,706	4,698,518
Net unrealized appreciation/(depreciation) on:
Investments	965,020	2,339,597	15,309,415
Foreign currency translations	—	76	—
Written options contracts	—	—	3,558
Net Assets	$14,504,033	$9,041,410	$80,740,450

Net asset value
Institutional Class
Net assets	$13,325,705	$8,871,753	$80,333,745
Shares outstanding	891,265	590,828	5,671,412
Net asset value, offering price and redemption price per share*	$14.95	$15.02	$14.16
Class A
Net assets	$1,178,328	$169,657	$406,705
Shares outstanding	79,522	11,411	28,786
Net asset value per share	$14.82	$14.87	$14.13
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$15.68	$15.74	$14.95
* If applicable, redemption price per share may be reduced by a redemption fee
(1) Total cost of investments	$13,547,264	$7,244,111	$65,631,955
(2) Premiums received for written options contracts	$—	$—	$3,918

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2015 (Unaudited)

	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
ASSETS:
Investments, at value(1)	$1,002,090,910	$42,105,336
Receivable from investment securities sold	100,000	—
Dividends and interest receivable	3,657,113	634,483
Receivable from capital shares issued	1,447,233	1,077,940
Due from Adviser	341,769	7,592
Prepaid expenses and other assets	55,131	7,270
Total assets	1,007,692,156	43,832,621

LIABILITIES:
Payable for investment securities purchased	25,614,174	1,410,853
Payable for distributions to shareholders	—	7,855
Payable for capital shares redeemed	6,235,110	675
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	604,241	21,880
Line of credit (Note 2)	—	46,668
Distribution fees (Note 5)	79,716	1,271
Other	1,027,439	51,797
Total liabilities	33,560,680	1,540,999
Net Assets	$974,131,476	$42,291,622

NET ASSETS REPRESENTED BY:
Paid-in-capital	$974,133,967	$41,585,082
Undistributed (accumulated) net investment income (loss)	(21)	230
Accumulated net realized gain (loss) from investments and foreign currency transactions	(269,259)	(178)
Net unrealized appreciation on investments	266,789	706,488
Net Assets	$974,131,476	$42,291,622

Net asset value
Institutional Class
Net assets	$779,912,540	$39,530,151
Shares outstanding	77,667,471	3,827,549
Net asset value, offering price and redemption price per share*	$10.04	$10.33
Class A
Net assets	$194,218,936	$2,761,471
Shares outstanding	19,233,046	267,403
Net asset value per share	$10.10	$10.33
Maximum offering price per share (net asset value plus sales charge of 0.50% of offering price)	$10.15	$10.59
* If applicable, redemption price per share may be reduced by a redemption fee
(1) Total cost of investments	$1,001,824,121	$41,398,848

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2015 (Unaudited)

	Dynamic Dividend Fund	Accelerating Dividend Fund	Financial Services Fund
INVESTMENT INCOME:
Dividend income	$10,898,407	$155,159	$316,740
Less: Foreign taxes withheld	(134,891)	(1,492)	(13,044)
Interest income	—	15	8
Total investment income	10,763,516	153,682	303,704

EXPENSES:
Investment advisory fee (Note 6)	1,036,201	33,655	153,837
Transfer agent fees	197,258	3,614	17,932
Distribution fees - Class A (Note 5)	5,226	2,305	9,141
Registration and filing fees	16,806	14,885	22,602
Audit and tax fees	34,637	9,752	14,095
Administration fee (Note 6)	21,426	673	3,237
Accounting and custody fees	28,227	2,006	9,603
Printing and mailing fees	34,244	749	3,898
Trustee fees	15,873	332	3,153
Legal fees	13,532	592	1,832
Interest (Note 2)	38,276	—	8,764
Other fees	25,971	1,939	4,238
Total expenses	1,467,677	70,502	252,332
Less: Fee waivers and/or expense reimbursements (Note 6)	(25,303)	(22,764)	(26,748)
Net expenses	1,442,374	47,738	225,584
Net investment income	9,321,142	105,944	78,120

NET REALIZED AND UNREALIZED ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) from:
Investments	3,313,629	265,146	2,404,057
Foreign currency transactions	4,529,159	348	(1,630)
Net realized gain from investments and foreign currency	7,842,788	265,494	2,402,427
Change in net unrealized appreciation/(depreciation) on:
Investments	2,340,373	61,244	(1,485,066)
Foreign currency translations	(2,178,808)	377	(45,702)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	161,565	61,621	(1,530,768)
Net gain on investments and foreign currency	8,004,353	327,115	871,659
Increase in net assets from operations	$17,325,495	$433,059	$949,779

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2015 (Unaudited)

	Small Cap Fund	Transformations Fund	Equity Income Fund
INVESTMENT INCOME:
Dividend income	$100,109	$43,960	$1,090,790
Less: Foreign taxes withheld	(223)	(307)	(795)
Interest income	25	20	84,381
Total investment income	99,911	43,673	1,174,376

EXPENSES:
Investment advisory fee (Note 6)	70,084	40,785	405,945
Transfer agent fees	6,588	2,763	5,548
Distribution fees - Class A (Note 5)	1,365	206	2,470
Registration and filing fees	16,480	15,014	18,693
Audit and tax fees	10,648	10,056	16,932
Administration fee (Note 6)	1,402	816	8,119
Accounting and custody fees	2,698	2,379	5,374
Printing and mailing fees	2,233	1,067	6,279
Trustee fees	917	536	5,051
Legal fees	14,522	892	10,393
Interest (Note 2)	4	17	—
Other fees	2,885	2,328	8,380
Total expenses	129,826	76,859	493,184
Less: Fee waivers and/or expense reimbursements (Note 6)	(33,844)	(21,577)	—
Net expenses	95,982	55,282	493,184
Net investment income (loss)	3,929	(11,609)	681,192

NET REALIZED AND UNREALIZED ON INVESTMENTS, FOREIGN CURRENCY AND WRITTEN OPTIONS CONTRACTS:
Net realized gain/(loss) from:
Investments	(1,115,437)	248,664	4,698,599
Foreign currency transactions	77	100	—
Written options contracts	—	—	5,129
Net realized gain/(loss) from investments, foreign currency and written options contracts	(1,115,360)	248,764	4,703,728
Change in net unrealized appreciation/(depreciation) on:
Investments	1,936,498	167,299	(2,694,565)
Foreign currency translations	9	100	—
Written options contracts	—	—	3,558
Change in net unrealized appreciation/(depreciation) on investments, foreign currency and written options contracts	1,936,507	167,399	(2,691,007)
Net gain on investments, foreign currency and written options contracts	821,147	416,163	2,012,721
Increase in net assets from operations	$825,076	$404,554	$2,693,913

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2015 (Unaudited)

	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
INVESTMENT INCOME:
Interest income	$4,848,660	$657,345
Total investment income	4,848,660	657,345

EXPENSES:
Investment advisory fee (Note 6)	3,832,671	106,076
Transfer agent fees	366,896	1,167
Distribution fees - Class A (Note 5)	276,877	1,127
Registration and filing fees	51,792	22,656
Audit and tax fees	38,353	9,060
Administration fee (Note 6)	102,205	2,987
Accounting and custody fees	60,193	1,300
Printing and mailing fees	54,704	—
Trustee fees	72,619	1,314
Legal fees	48,236	5,539
Interest (Note 2)	—	8,466
Insurance fees	33,380	—
Compliance fees	21,772	—
Other fees	2,237	9,649
Total expenses	4,961,935	169,341
Less: Fee waivers and/or expense reimbursements (Note 6)	(2,129,944)	(46,600)
Net expenses	2,831,991	122,741
Net investment income	2,016,669	534,604

NET REALIZED AND UNREALIZED ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	154,442	(95)
Net realized gain/(loss) from investments	154,442	(95)
Change in net unrealized appreciation on:
Investments	154,130	85,255
Net gain on investments	308,572	85,160
Increase in net assets from operations	$2,325,241	$619,764

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$9,321,142	$12,293,652
Net realized gain (loss) from:
Investments	3,313,629	14,026,882
Foreign currency transactions	4,529,159	(511,719)
Change in net unrealized appreciation/(depreciation) on:
Investments	2,340,373	(10,709,233)
Foreign currency translations	(2,178,808)	2,986,063
Increase in net assets from operations	17,325,495	18,085,645

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(6,189,029)	(14,153,741)
Distributions to Class A Shareholders:
From net investment income	(122,521)	(216,650)
Decrease in net assets from distributions to shareholders	(6,311,550)	(14,370,391)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	6,409,043	12,437,976
Dividends reinvested	4,343,559	9,778,810
Redemption fees	609	2,349
Cost of shares redeemed	(32,278,742)	(61,035,034)
Decrease in net assets from capital share transactions	(21,525,531)	(38,815,899)
Net decrease in net assets	(10,511,586)	(35,100,645)

NET ASSETS:
Beginning of period	214,654,422	249,755,067
End of period*	$204,142,836	$214,654,422
* Including undistributed (accumulated) net investment income (loss) of:	$2,203,538	$(806,054)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Accelerating Dividend Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$105,944	$156,665
Net realized gain (loss) from:
Investments	265,146	304,552
Foreign currency transactions	348	(320)
Change in net unrealized appreciation/(depreciation) on:
Investments	61,244	96,713
Foreign currency translations	377	(85)
Increase in net assets from operations	433,059	557,525

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(93,511)	(137,419)
From net realized gain on investments	(199,861)	(130,272)
Distributions to Class A Shareholders:
From net investment income	(33,022)	(24,801)
From net realized gain on investments	(84,793)	(36,437)
Decrease in net assets from distributions to shareholders	(411,187)	(328,929)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	2,885,072	2,365,706
Dividends reinvested	373,083	280,216
Redemption fees	—	3,169
Cost of shares redeemed	(199,394)	(1,861,266)
Increase in net assets from capital share transactions	3,058,761	787,825
Net increase in net assets	3,080,633	1,016,421

NET ASSETS:
Beginning of period	5,350,517	4,334,096
End of period*	$8,431,150	$5,350,517
* Including undistributed net investment income of:	$16,578	$37,167

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Financial Services Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$78,120	$(64,516)
Net realized gain (loss) from:
Investments	2,404,057	471,953
Foreign currency transactions	(1,630)	(16,673)
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,485,066)	2,521,766
Foreign currency translations	(45,702)	(399)
Increase in net assets from operations	949,779	2,912,131

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(37,268)	(7,300)
From net realized gain on investments	(270,028)	—
Distributions to Class A Shareholders:
From net realized gain on investments	(83,539)	—
Decrease in net assets from distributions to shareholders	(390,835)	(7,300)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	2,849,256	57,960,341
Dividends reinvested	218,645	6,073
Redemption fees	1,209	7,986
Cost of shares redeemed	(11,497,253)	(45,495,693)
Increase (decrease) in net assets from capital share transactions	(8,428,143)	12,478,707
Net increase (decrease) in net assets	(7,869,199)	15,383,538

NET ASSETS:
Beginning of period	36,262,704	20,879,166
End of period*	$28,393,505	$36,262,704
* Including undistributed net investment income of:	$54,201	$13,349

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Small Cap Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$3,929	$(102,990)
Net realized gain (loss) from:
Investments	(1,115,437)	4,761,998
Foreign currency transactions	77	(965)
Change in net unrealized appreciation/(depreciation) on:
Investments	1,936,498	(4,965,266)
Foreign currency translations	9	(9)
Increase (decrease) in net assets from operations	825,076	(307,232)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	644,618	5,361,545
Redemption fees	457	642
Cost of shares redeemed	(1,776,907)	(2,646,234)
Increase (decrease) in net assets from capital share transactions	(1,131,832)	2,715,953
Net increase (decrease) in net assets	(306,756)	2,408,721

NET ASSETS:
Beginning of period	14,810,789	12,402,068
End of period*	$14,504,033	$14,810,789
* Including accumulated net investment loss of:	$(92,103)	$(96,032)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Transformations Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment loss	$(11,609)	$(20,641)
Net realized gain (loss) from:
Investments	248,664	339,508
Foreign currency transactions	100	(69)
Change in net unrealized appreciation/(depreciation) on:
Investments	167,299	593,678
Foreign currency translations	100	(23)
Increase in net assets from operations	404,554	912,453

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net realized gain on investments	(311,729)	(995,393)
Distributions to Class A Shareholders:
From net realized gain on investments	(6,323)	(18,923)
Decrease in net assets from distributions to shareholders	(318,052)	(1,014,316)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	845,314	140,312
Dividends reinvested	317,687	1,010,557
Cost of shares redeemed	(376,382)	(165,899)
Increase in net assets from capital share transactions	786,619	984,970
Net increase in net assets	873,121	883,107

NET ASSETS:
Beginning of period	8,168,289	7,285,182
End of period*	$9,041,410	$8,168,289
* Including accumulated net investment loss of:	$(11,609)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Equity Income Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$681,192	$1,157,847
Net realized gain (loss) from:
Investments	4,698,599	631,064
Foreign currency transactions	—	(499)
Written options contracts	5,129	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,694,565)	7,449,965
Foreign currency translations	—	6
Written options contracts	3,558	—
Increase in net assets from operations	2,693,913	9,238,383

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(738,528)	(1,153,567)
From net realized gain on investments	(109,480)	(88,806)
Distributions to Class A Shareholders:
From net investment income	(17,785)	(35,727)
From net realized gain on investments	(5,208)	(3,261)
Decrease in net assets from distributions to shareholders	(871,001)	(1,281,361)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	948,316	3,319,832
Dividends reinvested	829,646	1,215,129
Redemption fees	—	2
Cost of shares redeemed	(4,218,933)	(2,271,677)
Increase (decrease) in net assets from capital share transactions	(2,440,971)	2,263,286
Net increase (decrease) in net assets	(618,059)	10,220,308

NET ASSETS:
Beginning of period	81,358,509	71,138,201
End of period*	$80,740,450	$81,358,509
* Including accumulated net investment loss of:	$(75,121)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Municipal Income Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$2,016,669	$5,360,727
Net realized gain from investments	154,442	64,603
Change in unrealized appreciation on investments	154,130	1,068,561
Increase in net assets from operations	2,325,241	6,493,891

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(1,797,411)	(4,631,945)
Distributions to Class A Shareholders:
From net investment income	(219,285)	(728,776)
Decrease in net assets from distributions to shareholders	(2,016,696)	(5,360,721)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	160,656,407	513,952,342
Dividends reinvested	1,584,195	4,202,899
Redemption fees	16,396	17,923
Cost of shares redeemed	(267,538,053)	(678,688,579)
Decrease in net assets from capital share transactions	(105,281,055)	(160,515,415)
Net decrease in net assets	(104,972,510)	(159,382,245)

NET ASSETS:
Beginning of period	1,079,103,986	1,238,486,231
End of period*	$974,131,476	$1,079,103,986
* Including undistributed (accumulated) net investment income (loss) of:	$(21)	$6

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	High Yield Managed Duration Municipal Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
OPERATIONS:
Net investment income	$534,604	$820,544
Net realized gain (loss) from investments	(95)	21,557
Change in unrealized appreciation on investments	85,255	722,871
Increase in net assets from operations	619,764	1,564,972

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(518,869)	(816,850)
From net realized gain on investments	(16,218)	—
Distributions to Class A Shareholders:
From net investment income	(15,602)	(3,597)
From net realized gain on investments	(83)	—
Decrease in net assets from distributions to shareholders	(550,772)	(820,447)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	16,108,669	4,106,000
Dividends reinvested	529,924	809,176
Redemption fees	650	—
Cost of shares redeemed	(89,682)	(2,015)
Increase in net assets from capital share transactions	16,549,561	4,913,161
Net increase in net assets	16,618,553	5,657,686

NET ASSETS:
Beginning of period	25,673,069	20,015,383
End of period*	$42,291,622	$25,673,069
* Including undistributed net investment income of:	$230	$97

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each period)

	Dynamic Dividend Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$3.83		$3.77	$3.49	$3.84	$4.48	$4.78
Income from investment operations:
Net investment income	0.18		0.21	0.22	0.50	0.49	0.56
Net realized and unrealized gain (loss)	0.15		0.09	0.34	(0.35)	(0.59)	0.00 (a)
Total from investment operations	0.33		0.30	0.56	0.15	(0.10)	0.56
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.12)		(0.24)	(0.28)	(0.50)	(0.54)	(0.86)
Total distributions	(0.12)		(0.24)	(0.28)	(0.50)	(0.54)	(0.86)
Net asset value per share, end of period	$4.04		$3.83	$3.77	$3.49	$3.84	$4.48
Total return	8.74	%(b)	8.09%	17.02%	4.46%	(3.48)%	12.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$199,893		$210,436	$247,276	$353,501	$460,466	$628,844
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.41	%(d)	1.44%	1.43%	1.28%	1.21%	1.21%
After waivers and/or expense reimbursements (e)	1.39	%(d)	1.38%	1.38%	—%	—%	—%
Ratio of net investment income to average net assets	9.00	%(d)	5.30%	5.78%	13.17%	10.39%	12.85%
Portfolio turnover (f)	61	%(b)	81%	197%	258%	358%	506%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.37% for the six months ended April 30, 2015, and 1.41%, 1.40%, 1.27%, 1.18% and 1.18% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2015 and 1.35% and 1.35% for the years ended October 31, 2014 and 2013, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Dynamic Dividend Fund
	Six Months				Period
	Ended		Years Ended		Ended
	April 30,		October 31,		October 31,
	2015		2014	2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$3.83		$3.77	$3.49	$3.61
Income from investment operations:
Net investment income	0.18		0.17	0.23	0.35
Net realized and unrealized gain (loss)	0.15		0.12	0.33		(0.06)
Total from investment operations	0.33		0.29	0.56	0.29
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income		(0.12)	(0.23)	(0.28)		(0.41)
Total distributions		(0.12)	(0.23)	(0.28)		(0.41)
Net asset value per share, end of period	$4.04		$3.83	$3.77	$3.49
Total return	8.61	%(c)	7.83%	16.73%	8.36	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$4,250		$4,219	$2,479	$1,612
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.66	%(e)	1.69%	1.68%	1.56	%(e)
After waivers and/or expense reimbursements (f)	1.64	%(e)	1.63%	1.63%		—%
Ratio of net investment income to average net assets	8.76	%(e)	4.51%	5.38%	8.02	%(e)
Portfolio turnover (g)	61	%(c)	81%	197%		258%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.62% for the six months ended April 30, 2015, 1.66% and 1.65% for the years ended October 31, 2014 and 2013, respectively, and 1.55% for the period ended October 31, 2012.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2015 and 1.60% and 1.60% for the years ended October 31, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Accelerating Dividend Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$15.88		$15.19	$12.88	$12.83	$12.80	$11.48
Income from investment operations:
Net investment income	0.90		0.49	0.51	0.62	0.51	0.51
Net realized and unrealized gain	0.24		1.29	2.65	0.73	0.32	1.29
Total from investment operations	1.14		1.78	3.16	1.35	0.83	1.80
Redemption fees	—		0.01	0.03	—	0.00 (a)	0.00 (a)
Less distributions:
From net investment income		(0.29)	(0.51)	(0.64)	(0.50)	(0.58)	(0.45)
From net realized gains		(0.69)	(0.59)	(0.24)	(0.80)	(0.22)	(0.03)
Total distributions		(0.98)	(1.10)	(0.88)	(1.30)	(0.80)	(0.48)
Net asset value per share, end of period	$16.04		$15.88	$15.19	$12.88	$12.83	$12.80
Total return	7.36	%(b)	12.25%	25.94%	11.28%	6.43%	16.06%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,322		$4,486	$3,418	$2,155	$3,218	$2,393
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	2.03	%(d)	2.25%	3.43%	3.26%	2.64%	2.70%
After waivers and/or expense reimbursements (e)	1.35	%(d)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	3.17	%(d)	3.33%	3.94%	4.52%	4.09%	4.85%
Portfolio turnover (f)	23	%(b)	78%	86%	73%	137%	225%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.03% for the six months ended April 30, 2015, and 2.25%, 3.43%, 3.26%, 2.64% and 2.70% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2015, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Accelerating Dividend Fund
	Six Months				Period
	Ended		Years Ended		Ended
	April 30,		October 31,		October 31,
	2015		2014	2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$15.88		$15.18	$12.88	$12.02
Income from investment operations:
Net investment income	0.24		0.38	0.63	0.31
Net realized and unrealized gain	0.88		1.37	2.48	0.92
Total from investment operations	1.12		1.75	3.11	1.23
Redemption fees	—		0.01	0.04	—
Less distributions:
From net investment income	(0.27)		(0.47)	(0.61)	(0.37)
From net realized gains	(0.69)		(0.59)	(0.24)	—
Total distributions	(0.96)		(1.06)	(0.85)	(0.37)
Net asset value per share, end of period	$16.04		$15.88	$15.18	$12.88
Total return	7.24	%(b)	12.04%	25.55%	10.29	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$2,109		$865	$917	$257
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	2.28	%(d)	2.50%	3.68%	3.83	%(d)
After waivers and/or expense reimbursements (e)	1.60	%(d)	1.60%	1.60%	1.60	%(d)
Ratio of net investment income to average net assets	3.09	%(d)	2.41%	3.72%	2.71	%(d)
Portfolio turnover (f)	23	%(b)	78%	86%	73%

(a)	Class A commenced operations on December 30, 2011.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.28% for the six months ended April 30, 2015, 2.50% and 3.68% for the years ended October 31, 2014 and 2013, respectively, and 3.83% for the period ended October 31, 2012.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2015, 1.60% and 1.60% for the years ended October 31, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Financial Services Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2015		2014		2013	2012		2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$13.48		$12.13		$8.77	$7.15		$7.69	$6.86
Income from investment operations:
Net investment income (loss)	0.19		(0.01)		(0.02)	(0.00	)(a)	0.02	(0.01)
Net realized and unrealized gain (loss)	0.32		1.36		3.36	1.64		(0.54)	0.84
Total from investment operations	0.51		1.35		3.34	1.64		(0.52)	0.83
Redemption fees	0.00	(a)	0.00	(a)	0.02	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.02)		(0.00	)(a)	—	—		(0.01)	—
From net realized gains	(0.14)		—		—	—		—	—
Tax return of capital	—		—		—	(0.02)		(0.01)	—
Total distributions	(0.16)		—		—	(0.02)		(0.02)	—
Net asset value per share, end of period	$13.83		$13.48		$12.13	$8.77		$7.15	$7.69
Total return	3.79	%(b)	11.16%		38.31%	22.95%		(6.77)%	12.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$21,912		$27,995		$13,561	$8,874		$6,251	$7,718
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.58	%(d)	1.36%		1.72%	1.94%		1.85%	1.85%
After waivers and/or expense reimbursements (e)	1.41	%(d)	1.36%		1.36%	1.38%		1.44%	1.43%
Ratio of net investment income (loss) to average net assets	0.58	%(d)	(0.08)%		(0.20)%	(0.16)%		0.30%	(0.09)%
Portfolio turnover (f)	43	%(b)	131%		108%	120%		73%	133%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.52% for the six months ended April 30, 2015, and 1.33%, 1.71%, 1.91%, 1.75% and 1.77% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2015, and 1.33%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Financial Services Fund
	Six Months				Period
	Ended		Years Ended		Ended
	April 30,		October 31,		October 31,
	2015		2014	2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$13.39		$12.08	$8.75	$6.90
Income from investment operations:
Net investment income (loss)	0.01		(0.06)	(0.04)	(0.01)
Net realized and unrealized gain	0.48		1.37	3.35	1.86
Total from investment operations	0.49		1.31	3.31	1.85
Redemption fees	0.00	(b)	0.00 (b)	0.02	0.00	(b)
Less distributions:
From net realized gains	(0.14)		—	—	—
Total distributions	(0.14)		—	—	—
Net asset value per share, end of period	$13.74		$13.39	$12.08	$8.75
Total return	3.74	%(c)	10.84%	38.06%	26.81	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$6,481		$8,268	$7,318	$1,375
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.83	%(e)	1.61%	1.97%	2.05	%(e)
After waivers and/or expense reimbursements (f)	1.66	%(e)	1.61%	1.61%	1.53	%(e)
Ratio of net investment income (loss) to average net assets	0.28	%(e)	(0.36)%	(0.44)%	(0.50	)%(e)
Portfolio turnover (g)	43	%(c)	131%	108%	120%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.77% for the six months ended April 30, 2015, 1.61% and 1.96% for the years ended October 31, 2014 and 2013, respectively, and 2.05% for the period ended October 31, 2012.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2015, 1.61% and 1.60% for the years ended October 31, 2014 and 2013, respectively, and 1.53% for the period ended October 31, 2012.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Small Cap Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$14.08		$14.25	$11.33	$10.48	$10.14	$8.13
Income from investment operations:
Net investment income (loss)	(0.00	)(a)	(0.09)	(0.14)	(0.13)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.87		(0.08)	3.06	0.98	0.45	2.11
Total from investment operations	0.87		(0.17)	2.92	0.85	0.34	2.01
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net asset value per share, end of period	$14.95		$14.08	$14.25	$11.33	$10.48	$10.14
Total return	6.18	%(b)	(1.19)%	25.77%	8.11%	3.35%	24.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,326		$13,589	$12,263	$10,877	$10,383	$11,847
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.83	%(d)	1.62%	1.80%	1.67%	1.59%	1.70%
After waivers and/or expense reimbursements (e)	1.35	%(d)	1.35%	1.35%	1.36%	1.41%	1.44%
Ratio of net investment income (loss) to average net assets	0.07	%(d)	(0.73)%	(0.97)%	(1.07)%	(0.97)%	(1.01)%
Portfolio turnover (f)	52	%(b)	171%	39%	29%	18%	22%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.83% for the six months ended April 30, 2015, and 1.62%, 1.80%, 1.66%, 1.53% and 1.61% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2015, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Small Cap Fund
	Six Months				Period
	Ended		Years Ended		Ended
	April 30,		October 31,		October 31,
	2015		2014	2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$13.98		$14.18	$11.30	$10.17
Income from investment operations:
Net investment income (loss)	(0.01)		0.07	(0.16)	(0.14)
Net realized and unrealized gain (loss)	0.85		(0.27)	3.04	1.27
Total from investment operations	0.84		(0.20)	2.88	1.13
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	—
Less distributions:
Net asset value per share, end of period	$14.82		$13.98	$14.18	$11.30
Total return	6.01	%(c)	(1.41)%	25.49%	11.11	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$1,178		$1,221	$139	$111
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	2.08	%(d)	1.87%	2.05%	1.92	%(d)
After waivers and/or expense reimbursements	1.60	%(d)	1.60%	1.60%	1.60	%(d)
Ratio of net investment loss to average net assets	(0.14	)%(d)	(0.92)%	(1.22)%	(1.34	)%(d)
Portfolio turnover (e)	52	%(c)	171%	39%	29%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Transformations Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$14.80		$15.16	$11.73	$11.75	$10.30	$7.68
Income from investment operations:
Net investment income (loss)	0.56		(0.04)	(0.02)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain	0.24		1.79	3.53	0.05	1.52	2.68
Total from investment operations	0.80		1.75	3.51	(0.02)	1.45	2.62
Redemption fees	—		—	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net realized gains	(0.58)		(2.11)	(0.08)	—	—	—
Total distributions	(0.58)		(2.11)	(0.08)	—	—	—
Net asset value per share, end of period	$15.02		$14.80	$15.16	$11.73	$11.75	$10.30
Total return	5.54	%(b)	12.57%	30.09%	(0.17)%	14.08%	34.11%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,872		$8,007	$7,150	$6,070	$6,267	$5,294
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.88	%(d)	1.89%	2.24%	1.98%	1.68%	2.17%
After waivers and/or expense reimbursements (e)	1.35	%(d)	1.35%	1.35%	1.35%	1.35%	1.37%
Ratio of net investment loss to average net assets	(0.28	)%(d)	(0.26)%	(0.08)%	(0.58)%	(0.60)%	(0.68)%
Portfolio turnover (f)	28	%(b)	50%	61%	63%	72%	52%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.88% for the six months ended April 30, 2015, and 1.89%, 2.24%, 1.98%, 1.68% and 2.15% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2015, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Transformations Fund
	Six Months				Period
	Ended		Years Ended		Ended
	April 30,		October 31,		October 31,
	2015		2014	2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$14.68		$15.09	$11.70	$11.22
Income from investment operations:
Net investment loss	(0.04)		(0.07)	(0.04)	(0.09)
Net realized and unrealized gain	0.81		1.77	3.51	0.57
Total from investment operations	0.77		1.70	3.47	0.48
Redemption fees	—		—	0.00 (b)	0.00	(b)
Less distributions:
From net realized gains	(0.58)		(2.11)	(0.08)	—
Total distributions	(0.58)		(2.11)	(0.08)	—
Net asset value per share, end of period	$14.87		$14.68	$15.09	$11.70
Total return	5.37	%(c)	12.27%	29.82%	4.28	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$170		$161	$135	$104
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	2.13	%(e)	2.14%	2.49%	2.27	%(e)
After waivers and/or expense reimbursements (f)	1.60	%(e)	1.60%	1.60%	1.60	%(e)
Ratio of net investment loss to average net assets	(0.53	)%(e)	(0.51)%	(0.33)%	(0.85	)%(e)
Portfolio turnover (g)	28	%(c)	50%	61%	63%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.13% for the six months ended April 30, 2015, 2.14% and 2.49% for the years ended October 31, 2014 and 2013, respectively, and 2.27% for the period ended October 31, 2012.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2015, 1.60% and 1.60% for the years ended October 31, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Equity Income Fund
	Six Months Ended April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$13.85		$12.49	$11.47	$10.61	$10.16	$8.88
Income from investment operations:
Net investment income	0.14		0.20	0.17	0.20	0.16	0.12
Net realized and unrealized gain	0.32		1.38	1.03	0.85	0.47	1.27
Total from investment operations	0.46		1.58	1.20	1.05	0.63	1.39
Redemption fees	—		0.00 (a)	0.00 (a)	—	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.13)		(0.20)	(0.18)	(0.19)	(0.18)	(0.11)
From net realized gains	(0.02)		(0.02)	—	—	—	—
Total distributions	(0.15)		(0.22)	(0.18)	(0.19)	(0.18)	(0.11)
Net asset value per share, end of period	$14.16		$13.85	$12.49	$11.47	$10.61	$10.16
Total return	3.33	%(b)	12.77%	10.56%	9.95%	6.19%	15.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$80,334		$77,716	$71,018	$65,397	$61,701	$62,934
Ratio of total expenses to average net assets (c)	1.21	%(d)	1.23%	1.28%	1.21%	1.16%	1.23%
Ratio of net investment income to average net assets	1.68	%(d)	1.53%	1.43%	1.79%	1.46%	1.22%
Portfolio turnover (e)	25	%(b)	59%	28%	36%	34%	16%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.21% for the six months ended April 30, 2015, and 1.23%, 1.28%, 1.21%, 1.16% and 1.23% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Equity Income Fund
	Six Months Ended April 30,		Years Ended October 31,		Period Ended October 31,
	2015		2014	2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$13.84		$12.48	$11.47	$10.61
Income from investment operations:
Net investment income (loss)	(0.05)		0.15	0.14	0.14
Net realized and unrealized gain	0.45		1.40	1.02	0.85
Total from investment operations	0.40		1.55	1.16	0.99
Less distributions:
From net investment income	(0.09)		(0.17)	(0.15)	(0.13)
From net realized gains	(0.02)		(0.02)	—	—
Total distributions	(0.11)		(0.19)	(0.15)	(0.13)
Net asset value per share, end of period	$14.13		$13.84	$12.48	$11.47
Total return	2.92	%(b)	12.52%	10.20%	9.33	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$407		$3,642	$120	$109
Ratio of total expenses to average net assets	1.46	%(c)	1.48%	1.53%	1.47	%(c)
Ratio of net investment income to average net assets	1.77	%(c)	1.22%	1.18%	1.49	%(c)
Portfolio turnover (d)	25	%(b)	59%	28%	36%

(a)	Class A commenced operations on December 30, 2011.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Municipal Income Fund
	Six Months Ended April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class: (a)
Net asset value per share, beginning of period	$10.04		$10.03	$10.05	$10.05	$10.05	$10.05
Income from investment operations:
Net investment income	0.02		0.05	0.06	0.10	0.19	0.13
Net realized and unrealized gain (loss)	0.00		0.01	(0.02)	0.00 (b)	0.00 (b)	0.00 (b)
Total from investment operations	0.02		0.06	0.04	0.10	0.19	0.13
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.02)		(0.05)	(0.06)	(0.10)	(0.19)	(0.13)
Total distributions	(0.02)		(0.05)	(0.06)	(0.10)	(0.19)	(0.13)
Net asset value per share, end of period	$10.04		$10.04	$10.03	$10.05	$10.05	$10.05
Total return	0.22	%(c)	0.63%	0.36%	0.95%	1.87%	1.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$779,913		$831,505	$933,294	$1,375,490	$1,265,829	$1,146,333
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.92	%(d)	0.90%	0.89%	0.84%	0.82%	0.78%
After waivers and/or expense reimbursements	0.50	%(d)	0.53%	0.61%	0.65%	0.63%	0.53%
Ratio of net investment income to average net assets	0.45	%(d)	0.53%	0.55%	0.95%	1.86%	1.29%
Portfolio turnover (e)	72	%(c)	168%	185%	192%	174%	19%

(a)	Effective January 3, 2012, the share class was renamed Institutional Class.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Municipal Income Fund
	Six Months Ended April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Class A: (a)
Net asset value per share, beginning of period	$10.10		$10.09	$10.10	$10.10	$10.10	$10.10
Income from investment operations:
Net investment income	0.01		0.03	0.03	0.07	0.16	0.10
Net realized and unrealized gain (loss)	(0.00)		0.01	(0.01)	0.00 (b)	0.00 (b)	0.01 (b)
Total from investment operations	0.01		0.04	0.02	0.07	0.16	0.11
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.01)		(0.03)	(0.03)	(0.07)	(0.16)	(0.11)
Total distributions	(0.01)		(0.03)	(0.03)	(0.07)	(0.16)	(0.11)
Net asset value per share, end of period	$10.10		$10.10	$10.09	$10.10	$10.10	$10.10
Total return	0.10	%(c)	0.38%	0.21%	0.70%	1.61%	1.05%
Ratios/Supplemental Data
Net Assets at end of period (000)	$194,219		$247,599	$305,193	$443,598	$358,284	$292,565
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.17	%(d)	1.15%	1.14%	1.09%	1.07%	1.03%
After waivers and/or expense reimbursements	0.75	%(d)	0.78%	0.86%	0.90%	0.88%	0.78%
Ratio of net investment income to average net assets	0.20	%(d)	0.28%	0.30%	0.67%	1.61%	1.04%
Portfolio turnover (e)	72	%(c)	168%	185%	192%	174%	19%

(a)	Effective January 3, 2012, the share class was renamed Class A.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	High Yield Managed Duration Municipal Fund
	Six Months Ended April 30, 2015		Year Ended October 31, 2014	Period Ended October 31, 2013 (a)
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.20		0.37	0.06
Net realized and unrealized gain (loss)	0.04		0.34	(0.05)
Total from investment operations	0.24		0.71	0.01
Less distributions:
From net investment income	(0.19)		(0.37)	(0.06)
From net realized gains	(0.01)		—	—
Total distributions	(0.20)		(0.37)	(0.06)
Net asset value per share, end of period	$10.33		$10.29	$9.95
Total return	2.35	%(b)	7.32%	0.11	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$39,530		$25,566	$19,915
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.19	%(c)	1.30%	1.66	%(c)
After waivers and/or expense reimbursements	0.86	%(c)	0.81%	0.74	%(c)
Ratio of net investment income to average net assets	3.79	%(c)	3.75%	1.47	%(c)
Portfolio turnover (d)	13	%(b)	62%	117%

(a)	Institutional Class commenced operations on June 3, 2013.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	High Yield Managed Duration Municipal Fund
	Six Months Ended April 30, 2015		Year Ended October 31, 2014	Period Ended October 31, 2013 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.18		0.35	0.05
Net realized and unrealized gain (loss)	0.05		0.34	(0.05)
Total from investment operations	0.23		0.69	0.00
Less distributions:
From net investment income	(0.18)		(0.35)	(0.05)
From net realized gains	(0.01)		—	—
Total distributions	(0.19)		(0.35)	(0.05)
Net asset value per share, end of period	$10.33		$10.29	$9.95
Total return	2.23	%(b)	7.08%	0.01	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$2,761		$107	$100
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.44	%(c)	1.55%	1.91	%(c)
After waivers and/or expense reimbursements	1.11	%(c)	1.06%	0.99	%(c)
Ratio of net investment income to average net assets	3.46	%(c)	3.49%	1.21	%(c)
Portfolio turnover (d)	13	%(b)	62%	117%

(a)	Class A commenced operations on June 3, 2013.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2015 (Unaudited)

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware Statutory Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware Statutory Trust and is registered under the 1940 Act, as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Transformations Fund and Alpine Equity Income Fund are six separate series of the Series Trust. The Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund are two separate series of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Transformations Fund, Alpine Equity Income Fund, Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund (individually referred to as a ”Fund” and collectively, “the Funds”) are diversified funds. Alpine Dynamic Dividend Fund seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the ”Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital. Alpine Accelerating Dividend Fund seeks income. Long-term growth of capital is a secondary objective. Alpine Financial Services Fund seeks long-term growth of capital and consistent above average total returns as compared to those typical of investments made in public equities. Alpine Small Cap Fund seeks capital appreciation. Alpine Transformations Fund seeks capital appreciation. Alpine Equity Income Fund seeks current income and long-term growth of capital. Alpine Ultra Short Municipal Income Fund seeks high after-tax current income consistent with preservation of capital. Alpine High Yield Managed Duration Municipal Fund seeks a high level of current income exempt from federal income tax.

Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares. Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to Contingent Deferred Sales Charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to the distribution fee of such class. Each class has exclusive voting rights with respect to matters relating to its shareholders servicing and distribution expenditures.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities, are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. These investments are categorized as Level 2 of the fair value hierarchy. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of less than one year are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

Fair Value Measurement:

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

•	Level 1 —	Unadjusted quoted prices in active markets for identical investments.

•	Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

•	Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of April 30, 2015:

	Valuation Inputs
Dynamic Dividend Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Consumer Discretionary	$29,215,766	$—	$—	$29,215,766
Consumer Staples	16,539,818	—	—	16,539,818
Energy	14,319,291	—	—	14,319,291
Financials	40,964,196	482,633	—	41,446,829
Health Care	25,931,542	—	—	25,931,542
Industrials	29,734,427	—	—	29,734,427
Information Technology	21,047,580	—	—	21,047,580
Materials	8,298,766	—	—	8,298,766
Telecommunication Services	4,245,420	—	—	4,245,420
Utilities	7,254,185	—	—	7,254,185
Equity-Linked Structured Notes	—	7,735,695	—	7,735,695
Convertible Bonds	—	2,626	—	2,626
Call Options Purchased	29,700	—	—	29,700
Total	$197,580,691	$8,220,954	$—	$205,801,645

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$1,038,953	$—	$1,038,953
Liabilities
Forward Currency Contracts	—	(415,014)	—	(415,014)
Total	$—	$623,939	$—	$623,939

	Valuation Inputs
Accelerating Dividend Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$8,289,343	$—	$—	$8,289,343
Short-Term Investments	—	997,000	—	997,000
Total	$8,289,343	$997,000	$—	$9,286,343

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

	Valuation Inputs
Financial Services Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Banks	$14,679,604	$336,000	$—	$15,015,604
Capital Markets	6,256,669	—	—	6,256,669
Consumer Finance	723,865	—	—	723,865
Diversified Financial Services	1,060,279	—	—	1,060,279
Insurance	2,241,393	—	—	2,241,393
Internet Software & Services	357,363	—	—	357,363
Real Estate Investment Trusts	513,810	—	—	513,810
Thrifts & Mortgage Finance	2,032,435	—	—	2,032,435
Trading Companies & Distributors	54,400	—	—	54,400
Total	$27,919,818	$336,000	$—	$28,255,818

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	$—	$(45,633)	$—	$(45,633)
Total	$—	$(45,633)	$—	$(45,633)

	Valuation Inputs
Small Cap Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$13,788,284	$—	$—	$13,788,284
Short-Term Investments	—	724,000	—	724,000
Total	$13,788,284	$724,000	$—	$14,512,284

	Valuation Inputs
Transformations Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$8,682,708	$—	$—	$8,682,708
Short-Term Investments	—	901,000	—	901,000
Total	$8,682,708	$901,000	$—	$9,583,708

	Valuation Inputs
Equity Income Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$74,988,356	$26,592	$—	$75,014,948
Bonds	—	3,092,422	—	3,092,422
Short-Term Investments	—	2,834,000	—	2,834,000
Total	$74,988,356	$5,953,014	$—	$80,941,370

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Written Options Contracts.	$(360)	$—	$—	$(360)
Total	$(360)	$—	$—	$(360)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

	Valuation Inputs
Ultra Short Municipal Income Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$999,852,621	$—	$999,852,621
Money Market Funds	—	38,289	—	38,289
Short-Term Investments	—	2,200,000	—	2,200,000
Total	$—	$1,002,090,910	$—	$1,002,090,910

	Valuation Inputs
High Yield Managed Duration Municipal Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$42,105,222	$—	$42,105,222
Money Market Funds	—	114	—	114
Total	$—	$42,105,336	$—	$42,105,336

* For detailed sector, country and state descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3. The Funds recognize transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, each of the Series Trust and Income Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”) on behalf of each of the Funds. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides secured, uncommitted lines of credit for the Funds where selected Funds’ assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP Facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the following Funds is permitted to borrow up to 10% of its total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of their respective total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the period ended April 30, 2015, the average interest rate paid on outstanding borrowings under the line of credit was 1.07%, 1.07%, 1.03%, 1.03% and 1.06% for the Dynamic Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund and High Yield Managed Duration Municipal Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

	Dynamic Dividend Fund	Accelerating Dividend Fund	Financial Services Fund	Small Cap Fund
Total line of credit amount available for investment purposes at April 30, 2015	$22,186,409	$936,633	$2,876,702	$1,507,109
Line of credit outstanding at April 30, 2015	7,686,006	—	43,134	—
Line of credit amount unused at April 30, 2015	14,500,403	936,633	2,833,568	1,507,109
Average balance outstanding during the period	7,128,960	—	1,629,783	752
Maximum balance outstanding during the period	19,939,781	—	3,975,885	76,039
Interest expense incurred on line of credit during the period	38,276	—	8,764	4
Interest expense incurred on custody overdrafts during the period	750	—	4	—

	Transformations Fund	Equity Income Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
Total line of credit amount available for investment purposes at April 30, 2015	$959,815	$8,147,056	$100,769,216	$4,383,262
Line of credit outstanding at April 30, 2015	—	—	—	46,668
Line of credit amount unused at April 30, 2015	959,815	8,147,056	100,769,216	4,336,594
Average balance outstanding during the period	3,242	—	—	1,584,391
Maximum balance outstanding during the period	113,865	—	—	2,471,508
Interest expense incurred on line of credit during the period	17	—	—	8,466
Interest expense incurred on custody overdrafts during the period	—	27	1	11

The line of credit outstanding as of April 30, 2015 approximates its fair value and would be categorized at Level 2.

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies, and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2015, open Federal and New York tax years include the tax years ended October 31, 2011 through 2014. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

E. Distributions to Shareholders:

Each of the Dynamic Dividend, Accelerating Dividend, Financial Services, Small Cap, Transformations, Equity Income, Ultra Short Municipal Income and High Yield Managed Duration Municipal Funds intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the respective Funds at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class A shares.

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend, Accelerating Dividend, Financial Services and Transformations Funds may invest without limitation in foreign securities. The Small Cap Fund and Equity Income Fund may invest up to 30% and 15%, respectively, of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statements of Operations.

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Dynamic Dividend Fund held four equity-linked structured note as of April 30, 2015.

J. Options:

The Funds may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Funds may also purchase put options on individual securities. The Funds may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Funds’ portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

The following written options contracts were held as of April 30, 2015:

	Number	Exercise	Expiration	Premium	Current	Unrealized
Call Options	of Contracts	Price	Date	Received	Value	Appreciation

Amgen, Inc.	40	$175.0	05/15/2015	$3,918	$(360)	$3,558

 Written options transactions for the six months ended April 30, 2015 were as follows:

	Number of	Premiums
	Contracts	Received
Written Options, outstanding as of October 31, 2014	—	$—
Options written	100	12,886
Options exercised	(30)	(3,839)
Options expired	(30)	(5,129)
Written Options, outstanding as of April 30, 2015	40	$3,918

 K. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to an enforceable master netting agreement or similar agreement. During the period ended April 30, 2015, the Dynamic Dividend Fund and Financial Services Fund entered into eleven and three forward contracts, respectively.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

The following forward contracts were held as of April 30, 2015:

Dynamic Dividend Fund

		Settlement		Settlement	Current	Unrealized
Description	Counterparty	Date	Currency	Value	Value	Gain/(Loss)
Contracts Purchased:
Swiss Franc	State Street Bank And Trust Company	06/25/15	100,000 CHF	$102,569	$107,387	$4,818
Euro	State Street Bank And Trust Company	06/25/15	2,600,000 EUR	2,752,048	2,921,351	169,303
					$3,028,738	$174,121

Contracts Sold:
Swiss Franc	State Street Bank and Trust Company	06/25/15	4,300,000 CHF	$4,275,629	$4,617,657	$(342,028)
Euro	State Street Bank and Trust Company	06/25/15	12,100,000 EUR	14,421,869	13,595,519	826,350
British Pound	State Street Bank and Trust Company	06/25/15	3,500,000 GBP	5,297,600	5,370,586	(72,986)
Japanese Yen	State Street Bank and Trust Company	06/25/15	480,000,000 JPY	4,060,776	4,022,294	38,482
					$27,606,056	$449,818

Financial Services Fund

		Settlement		Settlement	Current	Unrealized
Description	Counterparty	Date	Currency	Value	Value	Loss
Contracts Sold:
Euro	State Street Bank and Trust Company	06/25/15	700,000 EUR	$763,518	$786,518	$(23,000)
British Pound	State Street Bank and Trust Company	06/25/15	375,000 GBP	559,901	575,420	(15,519)
Japanese Yen	State Street Bank and Trust Company	06/25/15	70,000,000 JPY	579,470	586,584	(7,114)
					$1,948,522	$(45,633)

L. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the period ended April 30, 2015. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives and hedging activities during the period.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

The effect of derivative instruments in the Statements of Assets and Liabilities as of April 30, 2015:

Dynamic Dividend Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Appreciation/(Depreciation)
Equity Contracts	Investments in securities, at value (includes purchased options)	$29,700
Foreign exchange risk	Unrealized appreciation on forward currency contract	1,038,953
Foreign exchange risk	Unrealized depreciation on forward currency contract	(415,014)
		$653,639
Financial Services Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Depreciation
Foreign exchange risk	Unrealized depreciation on forward currency contract	$(45,633)

Equity Income Fund

Derivatives	Statements of Assets and Liabilities Location	Value
Equity Contracts	Written options contracts, at value	$(360)

The effect of derivative instruments in the Statements of Operations for the period ended April 30, 2015:

Dynamic Dividend Fund

	Statements of	Net Realized
Derivatives	Operations Location	Gain/(Loss)	Unrealized Depreciation
Equity Contracts	Net realized gain/(loss) from investments/Change in net unrealized appreciation/(depreciation) on investments	$(56,990)	$(76,372)
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions/Change in net unrealized appreciation/(depreciation) on foreign currency translations	$4,494,532	$(2,205,876)

Financial Services Fund

	Statements of	Net Realized
Derivatives	Operations Location	Gain/(Loss)	Unrealized Depreciation
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions/Change in net unrealized appreciation/(depreciation) on foreign currency translations	$—	$(45,633)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

Equity Income Fund

	Statements of	Net Realized	Unrealized
Derivatives	Operations Location	Gain	Appreciation/(Depreciation)
Equity Contracts	Net realized gain/(loss) from investments/Change in net unrealized appreciation/(depreciation) on investments	$23,832	$(24,214)
Equity Contracts	Net realized gain/(loss) from written options contracts/Change in net unrealized appreciation/(depreciation) on written options contracts	$5,129	$3,558

M. Redemption Fees:

The Funds of the Alpine Series Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital. The Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund of the Alpine Income Trust, impose a 0.25% redemption fee for shares redeemed or exchanged within 30 days of buying them and 0.75% redemption fee for shares redeemed or exchanged within 60 days of buying them, respectively, of the total redemption amount on all Fund shares redeemed or exchanged. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund
	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	1,419,394	$5,629,234	2,695,521	$10,364,444
Shares issued in reinvestment of dividends	1,088,367	4,282,859	2,510,738	9,683,398
Redemption fees	—	597	—	2,316
Shares redeemed	(7,979,651)	(31,254,333)	(15,803,293)	(60,579,434)
Total net change	(5,471,890)	$(21,341,643)	(10,597,034)	$(40,529,276)
Class A
Shares sold	195,942	$779,809	536,790	$2,073,532
Shares issued in reinvestment of dividends	15,435	60,700	24,672	95,412
Redemption fees	—	12	—	33
Shares redeemed	(260,863)	(1,024,409)	(117,052)	(455,600)
Total net change	(49,486)	$(183,888)	444,410	$1,713,377

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

Accelerating Dividend Fund

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	100,485	$1,625,356	141,954	$2,176,399
Shares issued in reinvestment of dividends	17,997	283,427	16,285	248,587
Redemption fees	—	—	—	2,469
Shares redeemed	(6,727)	(107,261)	(100,837)	(1,550,294)
Total net change	111,755	$1,801,522	57,402	$877,161

Class A
Shares sold	77,093	$1,259,716	12,237	$189,307
Shares issued in reinvestment of dividends	5,703	89,656	2,081	31,629
Redemption fees	—	—	—	700
Shares redeemed	(5,743)	(92,133)	(20,208)	(310,972)
Total net change	77,053	$1,257,239	(5,890)	$(89,336)

Financial Services Fund

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	177,312	$2,380,134	3,891,425	$52,223,228
Shares issued in reinvestment of dividends	12,761	171,655	461	6,073
Redemption fees	—	924	—	6,007
Shares redeemed	(683,395)	(9,066,884)	(2,932,309)	(40,017,894)
Total net change	(493,322)	$(6,514,171)	959,577	$12,217,414

Class A
Shares sold	35,202	$469,122	428,074	$5,737,113
Shares issued in reinvestment of dividends	3,512	46,990	—	—
Redemption fees	—	285	—	1,979
Shares redeemed	(184,760)	(2,430,369)	(416,369)	(5,477,799)
Total net change	(146,046)	$(1,913,972)	11,705	$261,293

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

Small Cap Fund

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	27,081	$374,945	242,533	$3,574,521
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	422	—	586
Shares redeemed	(100,643)	(1,401,351)	(137,994)	(2,030,695)
Total net change	(73,562)	$(1,025,984)	104,539	$1,544,412

Class A
Shares sold	19,434	$269,673	120,756	$1,787,024
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	35	—	56
Shares redeemed	(27,295)	(375,556)	(43,206)	(615,539)
Total net change	(7,861)	$(105,848)	77,550	$1,171,541

Transformations Fund

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	54,960	$845,314	8,957	$131,299
Shares issued in reinvestment of dividends	21,563	311,364	71,961	991,634
Redemption fees	—	—	—	—
Shares redeemed	(26,617)	(376,382)	(11,572)	(165,899)
Total net change	49,906	$780,296	69,346	$957,034

Class A
Shares sold	—	$—	616	$9,013
Shares issued in reinvestment of dividends	442	6,323	1,382	18,923
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Total net change	442	$6,323	1,998	$27,936

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

Equity Income Fund

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	47,163	$661,373	4,384	$58,532
Shares issued in reinvestment of dividends	58,544	827,766	92,068	1,213,271
Redemption fees	—	—	—	2
Shares redeemed	(44,167)	(628,342)	(172,726)	(2,246,252)
Total net change	61,540	$860,797	(76,274)	$(974,447)

Class A
Shares sold	20,329	$286,943	255,255	$3,261,300
Shares issued in reinvestment of dividends	133	1,880	141	1,858
Redemption fees	—	—	—	—
Shares redeemed	(254,833)	(3,590,591)	(1,893)	(25,425)
Total net change	(234,371)	$(3,301,768)	253,503	$3,237,733

Ultra Short Municipal Income Fund

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	12,585,993	$126,363,373	41,635,652	$417,829,233
Shares issued in reinvestment of dividends	138,933	1,394,885	356,964	3,581,682
Redemption fees	—	12,766	—	13,825
Shares redeemed	(17,888,834)	(179,603,891)	(52,223,017)	(524,077,213)
Total net change	(5,163,908)	$(51,832,867)	(10,230,401)	$(102,652,473)

Class A
Shares sold	3,395,350	$34,293,034	9,525,204	$96,123,109
Shares issued in reinvestment of dividends	18,744	189,310	61,561	621,217
Redemption fees	—	3,630	—	4,098
Shares redeemed	(8,706,353)	(87,934,162)	(15,321,364)	(154,611,366)
Total net change	(5,292,259)	$(53,448,188)	(5,734,599)	$(57,862,942)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

High Yield Managed Duration Municipal Fund

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	1,301,220	$13,459,328	402,910	$4,106,000
Shares issued in reinvestment of dividends	50,414	521,216	79,614	805,579
Redemption fees	—	612	—	—
Shares redeemed	(8,678)	(89,682)	(197)	(2,015)
Total net change	1,342,956	$13,891,474	482,327	$4,909,564

Class A
Shares sold	256,153	$2,649,341	—	$—
Shares issued in reinvestment of dividends	842	8,708	356	3,597
Redemption fees	—	38	—	—
Shares redeemed	—	—	—	—
Total net change	256,995	$2,658,087	356	$3,597

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2015 are as follows:

	Purchases	Sales
Dynamic Dividend Fund	$130,048,141	$147,687,114
Accelerating Dividend Fund	4,465,505	1,533,491
Financial Services Fund	13,843,049	19,220,825
Small Cap Fund	7,081,220	8,889,581
Transformations Fund	2,501,261	2,248,794
Equity Income Fund	21,570,094	17,177,734
Ultra Short Municipal Income Fund	650,462,110	759,192,864
High Yield Managed Duration Municipal Fund	15,332,835	4,076,000

Purchases and sales of U.S. Government Obligations (excluding short-term securities) for the period ended April 30, 2015 are as follows:

	Purchases	Sales
Equity Income Fund	$—	$2,305,281

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds have adopted distribution and servicing plans (the “Plans”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Transformations Fund, Equity Income Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $5,226, $2,305, $9,141, $206, $2,470, $276,877 and $1,127, respectively, pursuant to the Plans for the period ended April 30, 2015.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

The Plans for the Funds may be terminated at any time by a majority vote of the Trustees of the Trusts who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund and Equity Income Fund. The Adviser is entitled to an annual fee based on 0.75% of the Ultra Short Municipal Income Fund’s average daily net assets and High Yield Managed Duration Municipal Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund and Equity Income Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.60% of each Fund’s Class A shares average daily net assets, and 1.35% of each Fund’s Institutional Class shares average daily net assets. The contractual expense cap for the Ultra Short Municipal Income Fund Class A shares and Institutional Class shares is 0.95% and 0.70%, respectively, as of April 30, 2015. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. The contractual expense cap for High Yield Managed Duration Municipal Fund Class A shares and Institutional Class shares is 1.05% and 0.80%, respectively. For the period ended April 30, 2015, the Adviser waived investment advisory fees and other expenses totaling $25,303, $22,764, $26,748, $33,844, $21,577, $2,129,944 and $46,400 for the Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund, respectively. The expense limitations will remain in effect for each Fund through March 1, 2016 unless and until the Board of the Series and Income Trusts approve its modification or termination with respect to each Fund. Waived expenses subject to potential recovery by year of expiration are as follows:

						Ultra Short	High Yield
	Dynamic	Accelerating	Financial			Municipal	Managed
	Dividend	Dividend	Services	Small Cap	Transformations	Income	Duration
Years of Expiration	Fund	Fund	Fund	Fund	Fund	Fund	Municipal Fund
10/31/2015	—	51,048	42,851	35,981	42,826	3,353,608	—
10/31/2016	144,069	67,570	58,369	52,638	58,060	4,236,779	76,676
10/31/2017	146,717	44,557	—	37,668	42,929	4,223,255	106,330
10/31/2018	25,303	22,764	26,748	33,844	21,577	2,129,944	46,400

For the period ended April 30, 2015, the Adviser voluntarily agreed to reimburse the Ultra Short Municipal Income Fund to the extent necessary to ensure that the Fund’s total operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions and extraordinary expenses) did not exceed 0.75% and 0.50% of the average daily net assets of the Class A shares and Institutional Class shares, respectively, during the period ended April 30, 2015.

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. The Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund, Equity Income Fund and Ultra Short Municipal Income Fund incurred $121,418, $268, $3,475, $1,939, $208, $997 and $320,515, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Series Trust and Income Trust. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Series Trust and Income Trust, on the basis of relative net assets.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Equity Trust. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

During the period ended April 30, 2015, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
Ultra Short Municipal Income Fund	$11,755,000	$—

7.	Federal Income Tax Information:

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Dynamic	Accelerating	Financial
	Dividend Fund	Dividend Fund	Services Fund	Small Cap Fund
Undistributed ordinary income	$129,980	$40,656	$389,054	$—
Other undistributed ordinary losses	(362,289)	(1,640)	—	—
Undistributed long-term capital gain	—	284,646	—	—
Late year ordinary loss deferral	—	—	—	(96,032)
Accumulated capital loss	(1,120,232,565)	—	—	(7,677,866)
Unrealized appreciation/(depreciation)	19,963,316	793,223	3,675,981	(1,128,123)
Total	$(1,100,501,558)	$1,116,885	$4,065,035	$(8,902,021)

				High Yield
			Ultra Short	Managed
	Transformations	Equity Income	Municipal	Duration
	Fund	Fund	Income Fund	Municipal Fund
Undistributed ordinary income	$128,378	$—	$—	$17,980
Other undistributed ordinary losses	—	—	—	(1,665)
Other undistributed tax exempt losses	—	—	(69,992)	—
Undistributed tax exempt income	—	—	69,998	—
Undistributed long-term capital gain	189,616	114,492	—	—
Accumulated capital loss	—	—	(423,701)	—
Unrealized appreciation/(depreciation)	2,172,274	17,998,967	112,659	621,233
Total	$2,490,268	$18,113,459	$(311,036)	$637,548

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2014, the effects of certain differences were reclassified as follows:

		Accumulated	Accumulated
		net investment	net realized
Fund	Capital stock	income (loss)	gains (losses)
Dynamic Dividend Fund	$219	$437,712	$(437,931)
Accelerating Dividend Fund	(34)	25,195	(25,161)
Financial Services Fund	(1)	125,184	(125,183)
Small Cap Fund	(115,057)	109,603	5,454
Transformations Fund	764	20,641	(21,405)
Equity Income Fund	13,413	78,155	(91,568)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

As of April 30, 2015, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

		Gross	Gross
	Cost of	unrealized	unrealized	Net unrealized
Fund	investments	appreciation	depreciation	appreciation
Dynamic Dividend Fund	$182,344,645	$34,307,334	$(10,850,334)	$23,457,000
Accelerating Dividend Fund	8,419,688	931,702	(65,047)	866,655
Financial Services Fund	25,682,880	4,648,621	(2,075,683)	2,572,938
Small Cap Fund	13,547,264	1,417,673	(452,653)	965,020
Transformations Fund	7,244,111	2,590,491	(250,894)	2,339,597
Equity Income Fund	65,631,955	15,981,060	(671,645)	15,309,415
Ultra Short Municipal Income Fund	1,001,824,121	418,427	(151,638)	266,789
High Yield Managed Duration Municipal Fund	41,398,848	795,984	(89,496)	706,488

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the year ended October 31, 2014 were as follows:

2014
Dynamic Dividend Fund
Ordinary income	$14,370,391
Long-term capital gain	—
Total	$14,370,391
Accelerating Dividend Fund
Ordinary income	$172,291
Long-term capital gain	156,638
Total	$328,929
Financial Services Fund
Ordinary income	$7,300
Long-term capital gain	—
Total	$7,300
Small Cap Fund
Long-term capital gain	$—
Total	$—
Transformations Fund
Ordinary income	$294,923
Long-term capital gain	719,393
Total	$1,014,316
Equity Income Fund
Ordinary income	$1,189,294
Long-term capital gain	92,067
Total	$1,281,361

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2015 (Unaudited)

Ultra Short Municipal Income Fund
Ordinary income	$10,638
Exempt interest dividends	5,350,083
Total	$5,360,721
High Yield Managed Duration Municipal Fund
Ordinary income	$9,971
Exempt interest dividends	810,476
Total	$820,447

During the year ended October 31, 2014, the Dynamic Dividend Fund, Financial Services Fund, Small Cap Fund, Equity Income Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund utilized $16,060,583, $84,286, $4,923,124, $412,599, $64,603 and $5,339 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2014 are as follows:

	Dynamic	Accelerating	Financial
Expiration Date	Dividend Fund	Dividend Fund	Services Fund
10/31/2015	$25,935,421	$—	$—
10/31/2016	$536,971,822	$—	$—
10/31/2017	$388,131,987	$—	$—
10/31/2018	$154,525,095	$—	$—
10/31/2019	$—	$—	$—

Expiration Date	Small Cap Fund	Transformations Fund	Equity Income Fund
10/31/2015	$—	$—	$—
10/31/2016	$117,115	$—	$—
10/31/2017	$5,637,266	$—	$—
10/31/2018	$1,581,056	$—	$—
10/31/2019	$342,429	$—	$—

	Ultra Short	High Yield Managed
Expiration Date	Municipal Income Fund	Duration Municipal Fund
10/31/2015	$—	$—
10/31/2016	$—	$—
10/31/2017	$—	$—
10/31/2018	$—	$—
10/31/2019	$67,228	$—

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2014 with no expiration are as follows:

Fund	Short-Term	Long-Term
Dynamic Dividend Fund	$14,668,240	$ —
Ultra Short Municipal Income Fund	$ 353,511	$2,962

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2015 (Unaudited)

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended October 31, 2014, the following Fund elected to defer late-year ordinary losses:

Late Year
Fund	Ordinary Losses
Small Cap Fund	$96,032

8.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

9.	Subsequent Events:

Distributions: The Dynamic Dividend Fund — Institutional Class and Class A paid a distribution from net investment income of $983,823 and $20,117 or $0.02 and $0.0191 per share, respectively, on May 29, 2015 to shareholders of record on May 28, 2015. The Accelerating Dividend Fund — Institutional Class and Class A paid a distribution from net investment income of $16,891 and $5,135 or $0.0428 and $0.0393 per share, respectively, on May 29, 2015 to shareholders of record on May 28, 2015.

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)

April 30, 2015

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on November 1, 2014 and held for the six months ended April 30, 2015.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Dynamic Dividend Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)

Institutional	8.74%	$1,000.00	$1,087.40	1.39%	$7.19

Class A	8.61%	$1,000.00	$1,086.10	1.64%	$8.48

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)

Institutional	5.00%	$1,000.00	$1,017.90	1.39%	$6.95

Class A	5.00%	$1,000.00	$1,016.66	1.64%	$8.20

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued

April 30, 2015

Accelerating Dividend Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)

Institutional	7.36%	$1,000.00	$1,073.60	1.35%	$6.94

Class A	7.24%	$1,000.00	$1,072.40	1.60%	$8.22

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)

Institutional	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Class A	5.00%	$1,000.00	$1,016.86	1.60%	$8.00

Financial Services Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)

Institutional	3.79%	$1,000.00	$1,037.90	1.41%	$7.12

Class A	3.74%	$1,000.00	$1,037.40	1.66%	$8.39

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)

Institutional	5.00%	$1,000.00	$1,017.80	1.41%	$7.05

Class A	5.00%	$1,000.00	$1,016.56	1.66%	$8.30

Small Cap Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)

Institutional	6.18%	$1,000.00	$1,061.80	1.35%	$6.90

Class A	6.01%	$1,000.00	$1,060.10	1.60%	$8.17

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)

Institutional	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Class A	5.00%	$1,000.00	$1,016.86	1.60%	$8.00

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued

April 30, 2015

Transformations Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)

Institutional	5.54%	$1,000.00	$1,055.40	1.35%	$6.88

Class A	5.37%	$1,000.00	$1,053.70	1.60%	$8.15

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)

Institutional	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Class A	5.00%	$1,000.00	$1,016.86	1.60%	$8.00

Equity Income Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)

Institutional	3.33%	$1,000.00	$1,033.30	1.21%	$6.10

Class A	2.92%	$1,000.00	$1,029.20	1.46%	$7.35

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)

Institutional	5.00%	$1,000.00	$1,018.79	1.21%	$6.06

Class A	5.00%	$1,000.00	$1,017.56	1.46%	$7.30

Ultra Short Municipal Income Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)

Institutional	0.22%	$1,000.00	$1,002.20	0.50%	$2.48

Class A	0.10%	$1,000.00	$1,001.00	0.75%	$3.72

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)

Institutional	5.00%	$1,000.00	$1,022.32	0.50%	$2.51

Class A	5.00%	$1,000.00	$1,021.08	0.75%	$3.76

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued

April 30, 2015

High Yield Managed Duration Municipal Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)

Institutional	2.35%	$1,000.00	$1,023.50	0.86%	$4.31

Class A	2.23%	$1,000.00	$1,022.30	1.11%	$5.57

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)

Institutional	5.00%	$1,000.00	$1,020.53	0.86%	$4.31

Class A	5.00%	$1,000.00	$1,019.29	1.11%	$5.56

(1)	For the six months ended April 30, 2015.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 181 day period.

Alpine Mutual Funds

Additional Information (Unaudited)
April 30, 2015

Approval of Investment Management Agreements

In the weeks leading up to the Meeting of the Board of Trustees on March 25-26, 2015, the Independent Trustees reviewed materials (“15(c) Materials”) responsive to their information request and specifically relating to the Agreements provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams and the continued development of a more team based investment approach. They noted the product rationalization measures taken, including the liquidation of two Funds and the changed mandate of two Funds, and the Adviser’s commitment to continue to consider actions to rationalize the Fund complex, particularly with respect to smaller or underperforming Funds. The Independent Trustees also considered the expanded role of the Office of the CIO, and the impact that committee has had on the investment process. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets of a Fund. In this connection, the Independent Trustees considered possible economies of scale but did not place considerable emphasis on this possibility given the relatively modest size of most of the Funds. In other cases, the net expenses exceeded the peer group and category medians largely due to their having an advisory fee that is higher than the category median. The Board considered the use of Adviser profits to potentially benefit shareholders over time through the addition of certain employees over the past several years, enhancements to portfolio management and research teams and investment in additional risk and analytic tools to aid in portfolio management. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser were appropriate.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2015

The Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Fund’s brokerage and commissions, commission sharing agreements and the Open-End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to add and change investment personnel and modify, enhance or close certain Funds. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees, and that the fees adequately reflected shared economies of scale with the Funds. Accordingly, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

Change in Independent Registered Public Accounting Firm

Effective June 25, 2015, Deloitte & Touche LLP (“D&T”) was replaced as the independent registered public accounting firm to each series (the “Funds”) of the following trusts: Alpine Series Trust (on behalf of its series, Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Transformations Fund and Alpine Equity Income Fund); Alpine Equity Trust (on behalf of its series, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, and Alpine Global Infrastructure Fund); and Alpine Income Trust (on behalf of its series, Alpine Ultra Short Municipal Income Fund, and Alpine High Yield Managed Duration Municipal Fund) (the “Trusts”). The Board of Trustees of each Trust approved the dismissal upon recommendation by the Audit Committee of each Board.

D&T’s reports on the Funds’ financial statements for the two most recent fiscal years ended October 31,2014 and October 31, 2013 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ two most recent fiscal years ended October 31, 2014 and October 31, 2013 and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Trusts have provided D&T with a copy of the foregoing disclosures and have requested D&T to furnish them with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements contained above. A copy of the letter from D&T to the Securities and Exchange Commission is filed as an exhibit hereto.

On June 25, 2015, upon recommendation of the Audit Committee of each Trust’s Board of Trustees, each Trust’s Board of Trustees approved the engagement of Ernst & Young LLP (“E&Y”) as each Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2015. The selection of E&Y does not reflect any disagreements with

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2015

or dissatisfaction by the Trusts or the Boards of Trustees with the performance of the Funds’ prior independent registered public accounting firm, D&T.

During the Funds’ fiscal years ended October 31, 2014 and October 31, 2013, and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report neither the Funds, nor anyone on their behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a “reportable event” (as described in paragraph (a)(1)(v) of said Item 304).

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(800) 671.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES

Samuel A. Lieber
Eleanor T. M. Hoagland
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young
5 Times Square
New York, NY 10019

FUND COUNSEL

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee,WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services
2000 Crown Colony Drive
Quincy, MA 02169

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)   Not applicable to semi-annual reports.

(a)(2)   The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)   Not applicable.

(b)       The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Income Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 2, 2015